                             M.S.D.&T. Funds, Inc.
                             ---------------------


                                 Annual Report




                                 May 31, 1999

Table of Contents

Chairman's Letter                                         i
Funds Reviews                                             ii
Statements of Net Assets
  Prime Money Market Fund                                 1
  Government Money Market Fund                            3
  Tax-Exempt Money Market Fund                            5
  Growth & Income Fund                                    8
  Equity Income Fund                                      10
  Equity Growth Fund                                      13
  International Equity Fund                               15
  Diversified Real Estate Fund                            19
  Limited Maturity Bond Fund                              21
  Total Return Bond Fund                                  24
  Maryland Tax-Exempt Bond Fund                           27
  Intermediate Tax-Exempt Bond Fund                       30
  National Tax-Exempt Bond Fund                           33
  Investment Abbreviations                                37
Statements of Operations                                  38
Statements of Changes in Net Assets                       41
Financial Highlights                                      47
Notes to Financial Statements                             53
Report of Independent Accountants                         64
Voting Results of Annual Meeting of Shareholders          65
Important Tax Information                                 66

Dear Shareholder,

It is a pleasure to present the annual report for M.S.D.&T. Funds, Inc. for the fiscal year ended May 31, 1999. The report includes financial information and fund synopses for the Equity, Bond and Money Market Funds. Also included is a Statement of Net Assets for each of the Funds listing the securities held as of May 31, 1999.

During the past twelve months the capital markets have experienced significant volatility as fears of deflation have evolved into fears of inflation. The Asian crisis, Russia's devaluation/debt moratorium and liquidity problems at a large hedge fund shocked financial markets that had been priced in a non-threatening equilibrium. This unanticipated series of international events re-sulted in a significant sell-off in equity markets with the U.S. Treasury bond market benefiting from a massive inflow of funds seeking safety. The Federal Reserve Board recognized the potential consequences to the economy and lowered the base rate three times in 25 basis point increments to restore investor confidence. By the end of the calendar year, stock markets enjoyed a meaning-ful recovery and the domestic economy remained vibrant.

A major factor in the continuation of the domestic economic expansion has been the wealth-effect injected into the consumer sector by an appreciating stock market. In effect, a cycle of rising equity prices increasing confidence and spending has become self-reinforcing. However, the recent increase in the price of oil may be the first tangible sign that inflation is creeping back into the system. The dynamics of the marketplace may change as investors have begun to anticipate a less accommodative Federal Reserve. Falling interest rates have served as the catalyst for increased earnings (via economic activi-ty) and stock price/earnings multiples. Investors may now be faced with valu-ing assets in a more challenging environment.

The pages that follow discuss the objectives, performance, structure and strategy of each of the M.S.D.&T. Funds. We appreciate your investment in the Funds and welcome any questions or comments.

                                          Best Regards,

                                          /s/ Leslie B. Disharoon
                                          Leslie B. Disharoon
                                          Chairman and President

Shares of M.S.D.&T. Funds, Inc. are not bank deposits or obligations of, or guaranteed, endorsed, or otherwise supported by Mercantile-Safe Deposit and Trust Company, its parent company or its affiliates, and such shares are not federally insured by the U.S. Government, the Federal Deposit Insurance Corpo-ration, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves risk, including the possible loss of principal. The Money Market Funds are neither insured nor guaranteed by the FDIC or any other government agency. Although the Money Market Funds strive to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Funds. Yields will fluctuate as market conditions change. Past performance is not a guarantee of future results. For more complete information on M.S.D.&T. Funds, Inc., including expenses and ongoing fees, please call 1-800-551-2145 to receive a prospectus, which should be read carefully before in-vesting. BISYS Fund Services serves as the Funds' distributor.

                      The M.S.D.&T. Growth & Income Fund
The Growth & Income Fund returned 18.20% for the fiscal year ended May 31, 1999. The overall U.S. equity markets as measured by the S&P 500 Index re-turned 21.03% for the fiscal year. Lipper Analytical, Inc. reported that the average growth & income fund returned 11.48% over the same period (1).


The U.S. economy continues to grow at a robust pace with low inflation. Corpo-rate earnings continue to exceed expectations. With foreign economies showing improvement, corporate earnings are expected to continue to grow. The Growth & Income Fund carries minimal cash reserves and remains well diversified in a blend of issues having both growth and value characteristics.

The Growth & Income Fund has above market weightings as compared to the S&P 500 Index in capital goods, consumer staples and health care. Relative to the S&P 500 Index, the Fund benefited from its weighting in financial, consumer cyclical, utilities and technology sectors. The Fund's weighting in communica-tion services, health care and consumer staples tempered its returns. The ad-viser feels that the capital goods and consumer staples sectors should benefit from improvements in overseas economies. Health care has displayed positive growth trends in the past and continues to enjoy superior characteristics rel-ative to many other industries. The adviser continues to monitor the legisla-tive agenda on health care. The Growth & Income Fund is under represented in consumer cyclicals, financials and utilities. The top five holdings at May 31, 1999 are IBM (4.8%), Cisco (4.0%), Southwest Airlines (3.2%), Hewlett Packard (3.1%) and Pfizer (2.9%) (2).

The Growth & Income Fund continues to focus on companies with consistent and excellent earnings history and dividend growth. The adviser believes that these stocks will generate competitive returns even if a deteriorating market were to materialize.

            Comparison of Change In Value of $25,000 Investment In M.S.D.&T. Growth & Income Fund and the S&P 500 Stock Index
                            Growth & Income   S&P 500
                            ---------------   -------
         Feb-91                 25,000        25,000
         Aug-91                 27,136        27,371
         Feb-92                 28,700        28,996
         Aug-92                 29,217        29,539
         Feb-93                 31,171        32,085
         Aug-93                 33,437        34,033
         Feb-94                 33,920        34,762
         Aug-94                 34,442        35,897
         Feb-95                 36,385        37,321
         Aug-95                 40,178        43,596
         Feb-96                 43,611        50,273
         Aug-96                 44,690        51,760
         Feb-97                 54,675        63,425
         Aug-97                 63,815        72,803
         Feb-98                 73,879        85,626
         Aug-98                 66,727        78,693
         Feb-99                 86,411       102,527
         May-99                 91,162       108,144

The S&P 500 Index is an unmanaged index generally representative of the per-formance of the U.S. stock market. Lipper Analytical, Inc. is an independent mutual fund rating agency.

The above index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. The value of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                       The M.S.D.&T. Equity Income Fund

The end of the fiscal year for the Equity Income Fund showed remarkably con-trasting results, depending on the time period used for comparison. For exam-ple, the Fund returned 15.30% vs. 21.03% for the S&P 500 Index for the twelve months ended May 31, 1999. However for the first five months of 1999, the Eq-uity Income Fund produced a return of 8.20%, ahead of the 6.47% return for the S&P 500 Index, reflecting the market's recent embrace of more cyclical and commodity-based stocks. The Fund's returns exceeded the performance of the Lipper Equity Income Average for both time periods: 8.6% (for twelve months) and 5.7% (first five months)(1).

During the first ten months of the fiscal year, the adviser trimmed positions in some of the high profile, large capitalization names in the portfolio which were then being driven to extreme levels by the market. Proceeds were redeployed into more cyclical stocks.

Over the past twelve months, the Fund's performance was led by Electronic Data Services (2.0%), BellSouth (1.4%), Hewlett-Packard (1.3%) and Intel (1.4%). More recently (first five months of this year), leaders have been DeBeers (0.3%), Browning Ferris (1.0%), Readers Digest (0.3%) and Halliburton (1.3%)(2).

The Fund continues to be broadly diversified but with overweight positions (versus the S&P 500 Index) in the energy and capital goods sectors, and under-weight positions in technology and communication services sectors. Consistent with its objectives, the Fund's price to earnings, price to sales and price to book value ratios remain below those for the general market, while providing a higher yield.

              Comparison of Change In Value of $25,000 Investment In
             M.S.D.&T. Equity Income Fund and the S&P 500 Stock Index
                            M.S.D.&T. Equity Income Fund   S&P 500 Stock Index
                            ----------------------------   -------------------
         Feb-98                        25,000                    25,000
         Mar-98                        25,975                    26,280
         Apr-98                        26,205                    26,545
         May-98                        25,570                    26,088
         Jun-98                        26,071                    27,148
         Jul-98                        25,114                    26,859
         Aug-98                        22,471                    22,976
         Sep-98                        23,684                    24,448
         Oct-98                        25,360                    26,436
         Nov-98                        26,699                    28,038
         Dec-98                        27,249                    29,654
         Jan-99                        26,966                    30,894
         Feb-99                        26,590                    29,934
         Mar-99                        27,396                    31,133
         Apr-99                        29,747                    32,338
         May-99                        29,483                    31,574


The S&P 500 Index is an unmanaged index generally representative of the per-formance of the U.S. stock market. Lipper Analytical, Inc., an independent mu-tual fund rating agency, calculates the Lipper Equity Income Average.

The above index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. The value of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                        The M.S.D.&T. Equity Growth Fund

For the fiscal year ended May 31, 1999, the Equity Growth Fund returned 23.13% vs. 21.03% for the S&P 500 Index(1). On a total return basis, the portfolio's best performing stocks for the last 12-months have been AirTouch Communications (1.5%) with a 111% total return, Cisco (2.3%) which also returned 111% and IBM (2.0%) which returned 94%. Our "duds" included Autodesk (1.7%) with a -34% re-turn, Compaq which returned -29% before it was sold earlier this year and Disney (1.5%) which dropped 23%(2). However, it is important to note that among all of the Fund's holdings, winners more than offset losers.

Looking back over 1998, the salient event of the year was the fall crisis de-rived from foreign economic weakness which culminated in a nasty correction, with the Dow Jones Industrial Average and the S&P declining 17% and 19% from their highs, respectively. However, the Federal Reserve deftly cut short-term interest rates in three 25 basis point increments. Thus reassured, investors regained confidence and the markets closed 1998 with a resounding fourth quar-ter rally. During the third quarter of 1998, those sectors with higher per-ceived risk (such as cable) were punished more than those with lower risk (utilities). However, the Fund's sector weightings during the period allowed the Fund to outperform the S&P 500 Index with the Fund falling 9.71% while the S&P dropped 9.95%. During that tumultuous period, the Fund's cash position in-creased slightly and the adviser undertook relatively modest transactional ac-tivity.

Most of 1999 has seen increasing concerns of economic overheating, with strong job growth, high levels of housing starts, and signs of rising commodity pric-es. As a result, the Federal Reserve appears poised to raise rates. The effect has been a decline in high price/earnings ratio stocks, such as drugs and tech-nology, and a rebound in lower priced, cyclical commodity and manufacturing companies. The Fund has responded to this shift in macro fundamentals by sell-ing shares of stocks with extreme valuations and buying cyclical companies with attractive growth prospects. This is not to say the adviser has abandoned growth investing. The adviser has simply adjusted the portfolio to current mar-ket conditions. An example of such a move would be the purchase of Williams Company (1.3%), a natural gas pipeline firm which is also constructing an ad-vanced telecommunications network, and the sale of some Pfizer (0.9%).

               Comparison of Change In Value of $25,000 Investment In
              M.S.D.&T. Equity Growth Fund and the S&P 500 Stock Index
                           M.S.D.&T. Equity Growth Fund   S&P 500 Stock Index
                           ----------------------------   -------------------
         Feb-98                       25,000                    25,000
         Mar-98                       25,850                    26,280
         Apr-98                       26,464                    26,545
         May-98                       25,722                    26,088
         Jun-98                       26,972                    27,148
         Jul-98                       26,756                    26,859
         Aug-98                       22,857                    22,976
         Sep-98                       24,351                    24,448
         Oct-98                       26,442                    26,436
         Nov-98                       28,150                    28,038
         Dec-98                       30,118                    29,654
         Jan-99                       32,026                    30,894
         Feb-99                       30,403                    29,934
         Mar-99                       31,604                    31,133
         Apr-99                       31,974                    32,338
         May-99                       31,671                    31,574

The S&P 500 Index is an unmanaged index generally representative of the perfor-mance of the U.S. stock market.

The above index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. The value of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                  The M.S.D.&T. International Equity Fund(3)

The International Equity Fund returned -1.02% for the fiscal year ended May 31, 1999, trailing its MSCI All-World ex-U.S. benchmark return of 4.71%(1). The Fund's value investment style contributed to the disappointing relative performance as growth stocks led the international markets. As in the U.S., however, equity market favor began to shift towards value stocks late in the fiscal year and relative investment performance has improved for the calendar year-to-date.

Japanese stocks gained just over 20% in U.S. dollar terms during the period. The market was buoyed by several factors including the government's injection of capital into the banking system and serious moves towards corporate re-structuring. The Fund's Japanese allocation was gradually increased, focusing on companies with high international demand and strong management teams. The Fund's allocation to other Pacific markets also increased, focusing on Singa-pore and Hong Kong, reflecting a more positive outlook for the region.

Continental European stocks started the year positively, mainly in anticipa-tion of the Euro currency. Since then, however, most markets have seen de-clines and the Euro has depreciated significantly since its January 1, 1999 launch. The Fund's exposure to Continental Europe was reduced during the sec-ond half of the fiscal year given better opportunities elsewhere. UK stocks gained almost 6% during the year, benefiting from numerous interest rate cuts and an expanding economy. The overweight position was gradually reduced and the allocation is now in line with the benchmark.

The emerging markets had a volatile year. Brazil's currency devaluation during the first quarter of 1999 was a major hurdle, but markets handled it very smoothly as it had been widely anticipated. Asian economies struggled early in the period but rebounded as the benefits of large current account surpluses, currency devaluations and improved global liquidity began to accrue. The Fund's emerging markets allocation ended the fiscal year at benchmark weight.

             Comparison of Change In Value of $25,000 Investment In
                  M.S.D.&T. International Equity Fund and the
                              MSCI World ex-Us Index
                M.S.D.&T. International Equity Fund   MSCI World ex-US Index
                -----------------------------------   ----------------------
 Jun-93                         25,000                       25,000
 Aug-93                         27,450                       27,273
 Oct-93                         27,400                       27,480
 Dec-93                         28,358                       26,888
 Feb-94                         29,543                       29,080
 Apr-94                         29,996                       29,005
 Jun-94                         29,971                       29,248
 Aug-94                         31,221                       30,228
 Oct-94                         30,993                       30,250
 Dec-94                         29,679                       28,978
 Feb-95                         28,023                       27,783
 Apr-95                         29,782                       30,628
 Jun-95                         29,627                       29,740
 Aug-95                         31,128                       30,403
 Oct-95                         30,584                       30,178
 Dec-95                         32,044                       32,283
 Feb-96                         32,592                       32,543
 Apr-96                         34,653                       34,215
 Jun-96                         34,736                       33,783
 Aug-96                         33,804                       32,870
 Oct-96                         34,305                       33,400
 Dec-96                         35,308                       34,280
 Feb-97                         35,376                       33,623
 Apr-97                         35,661                       33,923
 Jun-97                         39,344                       38,147
 Aug-97                         36,885                       35,951
 Oct-97                         36,599                       34,447
 Dec-97                         36,750                       34,370
 Feb-98                         40,665                       37,797
 Apr-98                         43,016                       39,317
 Jun-98                         41,978                       38,385
 Aug-98                         36,602                       33,274
 Oct-98                         38,229                       36,004
 Dec-98                         41,155                       39,242
 Feb-99                         39,833                       38,372
 Apr-99                         43,923                       42,321

The MSCI World ex-US Index is an unmanaged index of foreign securities that reflects a strategic emerging markets allocation.

The above index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. The value of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                  The M.S.D.&T. Diversified Real Estate Fund

Real estate stock performance for the fiscal year ended May 31, 1999 was marked by continued deterioration through mid-April, followed by a pronounced improvement for the final month and a half. While the Fund and the respective real estate indices still show negative total returns for the 52-week period, the recent rally has propelled REITs to very respectable year-to-date returns that surpass even the S&P 500 Index. The April REIT rally was sparked by sev-eral factors including news reports that Warren Buffett had invested in sev-eral REITs and a significant REIT sector investment made by a large public pension fund. Since then, interest in and cash flow to the sector has improved markedly.

The Fund had a -1.80% return for the fiscal year ended May 31, 1999, which on a relative performance basis is 3.80% better than the -5.60% return of the Wilshire Real Estate Index. Calendar year-to-date performance has been 9.32% for the Fund versus 8.84% for the Wilshire Index(1). The Fund is overweight in the office and apartment sectors while being relatively underweight in the re-tail sector versus the unmanaged Index. Year-to-date the office and apartment REITs in the Fund have returned 10.3% and 9.5% respectively while the retail REITs had a -.05% return. The adviser does not intend to make any significant adjustments to the Fund's allocation strategy in the near term.

The adviser expects the recent rapid price gain in REIT equities to slow as the value of the stocks approach the underlying value of the real estate. With the real estate market supply and demand fundamentals roughly in equilibrium and with REIT operating company managements unlikely to issue significant eq-uity, the adviser expects moderate appreciation combined with solid dividend yields to drive total returns for REITs.

               Comparison of Change In Value of $25,000 Investment In
                     M.S.D.&T. Diversified Real Estate and the
                            Wilshire Real Estate Index
           M.S.D.&T. Diversified Real Estate Fund   Wilshire Real Estate Index
           --------------------------------------   --------------------------
 Jul-97                      25,000                         25,000
 Aug-97                      24,925                         24,815
 Sep-97                      27,000                         27,262
 Oct-97                      26,170                         26,103
 Nov-97                      26,597                         26,628
 Dec-97                      27,105                         27,222
 Jan-98                      26,569                         26,838
 Feb-98                      26,314                         26,494
 Mar-98                      26,722                         27,016
 Apr-98                      26,181                         26,165
 May-98                      26,078                         25,914
 Jun-98                      26,001                         25,777
 Jul-98                      24,567                         23,983
 Aug-98                      22,435                         21,491
 Sep-98                      23,579                         22,694
 Oct-98                      22,954                         22,252
 Nov-98                      23,297                         22,621
 Dec-98                      23,428                         22,173
 Jan-99                      22,973                         21,614
 Feb-99                      22,545                         21,282
 Mar-99                      22,438                         21,265
 Apr-99                      24,927                         23,314
 May-99                      25,610                         23,711

The Wilshire Real Estate Index is an unmanaged index generally representative of the U.S. REIT market.

The above index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. The value of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                    The M.S.D.&T. Limited Maturity Bond Fund

Fixed income markets produced modest returns for the twelve months ended May 31, 1999. Investors experienced a turbulent environment as interest rates on Treasury securities declined dramatically in the summer and early fall in re-sponse to the Russian debt crisis and the problems at Long Term Capital Manage-ment. Conversely, as economic statistics pointed to continued strong domestic economic growth and a bottoming of the observed inflation statistics, interest rates rose along most sectors of the coupon curve during the latter half of the fiscal year.

The Fund enjoyed a 4.63% total return for the fiscal year ended May 31, 1999. By comparison, the Lehman Mutual Fund 1-5 Year Government/Corporate Index re-turned 5.21%(1). The Lehman Mutual Fund Short (1-5 year) Government/Corporate Index has replaced the Lehman Intermediate Government/Corporate Index as the Fund's benchmark index. The new benchmark index has characteristics (average maturity and average effective duration) that are closer to the operating pa-rameters of the Limited Maturity Bond Fund.

Yield spreads on non-Treasury securities widened dramatically during the turbu-lence in the first half of the fiscal year, only to narrow somewhat in the lat-ter half. During the year, the Fund broadened its quality exposure by increas-ing the "A" and "BAA" area of the corporate bond market while reducing U.S. Treasury holdings. Additionally, the mortgage pass-through sector was increased to garner higher yields. The Fund's average maturity was modestly increased from 2.2 to 2.6 years.

                Comparison of Change In Value of $25,000 Investment In
                       M.S.D.&T. Limited Maturity Bond Fund, the
             Lehman Mutual Fund Short 1-5 Year Gov/Corp Bond Index and the
                        Lehman Intermediate Gov/Corp Bond Index
           Limited Maturity     Lehman 1-5 Year     Lehman G/C Intermediate
              Bond Fund         G/C Bond Index           Bond Index
           ----------------     ---------------     -----------------------
Feb-91           25,000              25,000                25,000
May-91           25,251              25,600                25,428
Aug-91           25,888              26,340                26,220
Nov-91           26,806              27,308                27,285
Feb-92           27,204              27,779                27,805
May-92           27,697              28,306                28,375
Aug-92           28,701              29,403                29,660
Nov-92           28,631              29,362                29,560
Feb-93           29,653              30,521                31,020
May-93           29,895              30,781                31,325
Aug-93           30,635              31,553                32,400
Nov-93           30,670              31,675                32,438
Feb-94           30,700              31,755                32,460
May-94           30,175              31,289                31,705
Aug-94           30,626              31,798                32,290
Nov-94           30,284              31,506                31,845
Feb-95           31,496              32,613                33,168
May-95           32,930              33,912                34,790
Aug-95           33,401              34,437                35,345
Nov-95           34,425              35,337                36,465
Feb-96           34,542              35,727                36,730
May-96           34,044              35,613                36,388
Aug-96           34,473              36,182                36,913
Nov-96           36,167              37,452                38,593
Feb-97           36,017              37,601                38,568
May-97           36,468              38,121                39,075
Aug-97           37,284              38,936                40,031
Nov-97           38,110              39,727                41,036
Feb-98           38,857              40,481                41,874
May-98           39,439              41,071                42,528
Aug-98           40,267              42,055                43,835
Nov-98           40,980              42,927                45,039
Feb-99           41,017              42,921                44,800
May-99           41,263              43,212                44,809

The Lehman Intermediate Government/Corporate Bond Index is an unmanaged index generally representative of the performance of intermediate term government and corporate bonds. The Lehman Mutual Fund Short (1-5 Year) Government/Corporate Bond Index is an unmanaged index generally representative of the performance of government and corporate bonds with remaining maturities of between 1 and 5 years.

The above indexes do not reflect the deduction of expenses associated with a mutual fund such as investment management fees. The value of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                     The M.S.D.&T. Total Return Bond Fund

The bond market experienced significant interest rate volatility and yield spread fluctuations during the fiscal year ended May 31, 1999. For the first six months of the period, bond market yields moved lower, gently at first as the domestic economy appeared to slow, and then more dramatically with the on-set of the international financial market crisis. During the world equity mar-ket meltdown in October, corporate bond yield spreads to the Treasury market increased to decade wide levels. However, the second half of the fiscal year saw upward pressures on term interest rates and a narrowing in incremental yields between bond market sectors, as the United States experienced robust growth.

For the fiscal year ended May 31, 1999, the Total Return Bond Fund recorded a total rate of return of 4.48% while its benchmark, the unmanaged Lehman Broth-ers Aggregate Bond Index, returned 4.35%(1).

The Total Return Bond Fund began the fiscal year with an underweight position vis-a-vis the Lehman Aggregate Bond Index in mortgage-backed securities and corporate bonds. During the late summer and into the fall, Treasury issues were sold and higher yielding debt instruments were added to the Fund. In ad-dition, the portfolio's effective duration was extended as yield levels dropped to generational lows. With the turn of the calendar year and the reas-sessment that domestic economic activity would likely be higher than the mar-ket's expectations, sales of longer term securities were initiated. These ma-neuvers resulted in the Fund outperforming the unmanaged bond index.

            Comparison of Change In Value of $25,000 Investment In
                   M.S.D.&T. Total Return Bond Fund and the
                         Lehman Aggregate Bond Index
                        Total Return          Lehman Aggregate
                        ------------          ----------------
         Feb-98             25,000                 25,000
         Mar-98             25,100                 25,086
         Apr-98             25,222                 25,217
         May-98             25,423                 25,456
         Jun-98             25,599                 25,672
         Jul-98             25,702                 25,726
         Aug-98             25,958                 26,146
         Sep-98             26,469                 26,757
         Oct-98             26,440                 26,616
         Nov-98             26,617                 26,767
         Dec-98             26,718                 26,848
         Jan-99             26,897                 27,038
         Feb-99             26,516                 26,565
         Mar-99             26,675                 26,711
         Apr-99             26,778                 26,797
         May-99             26,561                 26,561

The Lehman Aggregate Bond Index is an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index and two Lehman Brothers asset-backed securities indices.

The above index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. The value of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                The M.S.D.&T. Maryland Tax-Exempt Bond Fund(4)

The Maryland municipal bond market landscape suffered from a severe drought in supply throughout the fiscal year while at the same time facing insatiable de-mand. The end result was a much lower general yield level in local municipal credits as compared to national credits. In addition, a narrowing in quality spreads within the Maryland market between higher rated and lower rated debt transpired. The continued strong credit quality within the State also contrib-uted to lower yield levels.

For the fiscal year ended May 31, 1999, the Maryland Tax-Exempt Bond Fund re-corded a total rate of return of 3.81% while its benchmark, the unmanaged Leh-man Brothers Municipal Bond Index, returned 4.67%(1).

The adviser maintained duration similar to that of the unmanaged Index while positioning the Fund along the more attractive maturities on the yield curve. A number of new high-quality credits were added to the Fund for better diver-sification. The overall outlook for the State and its various municipalities remains quite positive from a credit perspective and the taxable equivalent yield the Fund offers to most Maryland in-state investors remains very attrac-tive.

              Comparison of Change in Value of $25,000 Investment In
                 M.S.D.&T. Maryland Tax-Exempt Bond Fund and the
                            Lehman Municipal Bond Index
                       MD tax-exempt         Lehman Muni bond
                       -------------         ----------------
         May-92           25,000                  25,000
         Nov-92           25,971                  25,870
         May-93           27,639                  27,530
         Nov-93           28,961                  28,735
         May-94           28,190                  28,210
         Nov-94           26,994                  27,225
         May-95           30,015                  30,780
         Nov-95           31,267                  32,373
         May-96           30,866                  32,185
         Nov-96           32,638                  34,278
         May-97           32,966                  34,855
         Nov-97           34,719                  36,736
         May-98           35,943                  38,125
         Nov-98           37,139                  39,589
         May-99           37,314                  39,907

The Lehman Municipal Bond Index is an unmanaged index generally representative of the total return of outstanding municipal bonds.

The above index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. The value of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

              The M.S.D.&T. Intermediate Tax-Exempt Bond Fund(4)

Municipal bonds in the short and intermediate maturity range experienced the same "seesaw" in yields that Treasuries did over the twelve months ended May 31, 1999. However, the municipal market continued to move with much less vola-tility. For example, during this time period the 5-year U.S. Treasury Note traded in a range of approximately 1.51% (4.08% to 5.59%) whereas 5-year AAA general obligation municipals traded in a much narrower range of 0.34% (3.74% to 4.08%). A high volume of new issues and continued credit quality improve-ment of the nation's municipalities was experienced in this time period as well.

The Fund's total rate of return for the fiscal year ended May 31, 1999 was 4.58% while its benchmark, the unmanaged Lehman Brothers 7-Year Municipal Bond Index, returned 4.72%(1). The adviser maintained very high credit quality throughout the period with over 90% of the issues rated AA or AAA. A few op-portunities arose in certain states in reaction to various supply and demand imbalances. For example, the exposure in Florida, Michigan, Kentucky and South Carolina was increased in the Fund whereas the number of Illinois, Pennsylva-nia and Virginia securities was decreased. The average maturity of the Fund was maintained shorter than that of the Index during this time period as well. The focus for this Fund will continue to be relative value analysis among dif-ferent states and sectors with a general laddered maturity investment style.

                   Comparison of Change In Value of $25,000 Investment In
                     M.S.D.&T. Intermediate Tax-Exempt Bond Fund and the
                             Lehman 7-Year Municipal Bond Index
                             Intermediate Tax-Exempt        Lehman 7 year MUNI
                             -----------------------        ------------------
         Feb-98                     25,000                       25,000
         Mar-98                     25,107                       25,001
         Apr-98                     25,086                       24,856
         May-98                     25,268                       25,222
         Jun-98                     25,324                       25,292
         Jul-98                     25,409                       25,376
         Aug-98                     25,747                       25,761
         Sep-98                     26,033                       26,094
         Oct-98                     26,067                       26,133
         Nov-98                     26,097                       26,203
         Dec-98                     26,205                       26,258
         Jan-99                     26,471                       26,642
         Feb-99                     26,389                       26,493
         Mar-99                     26,421                       26,482
         Apr-99                     26,501                       26,546
         May-99                     26,426                       26,416


The Lehman 7-Year Municipal Bond Index is an unmanaged index generally repre-sentative of the total return of outstanding municipal bonds with remaining maturities of 7 years or less.

The above index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. The value of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                The M.S.D.&T. National Tax-Exempt Bond Fund(4)

The twelve months ended May 31, 1999 have been remarkable for municipal bond investors. During this time period, municipal bond yields reached their most attractive levels as a percentage of U.S. Treasury yields since the tax reform scares of 1986. For example, 30-year AAA general obligation municipal debt was yielding approximately 98% of the 30-year U.S. Treasury bond's yield during the October global liquidity crisis. Even more astounding, 30-year AAA insured revenue issues were yielding upwards of 104% of the 30-year Treasury while still remaining federally tax-exempt on interest income. This past fiscal year also was marked by heavy new issuance as the nation's municipalities financed new projects and refinanced outstanding debt by taking advantage of the low interest rate environment. A general improvement in credit quality and an overall narrowing of quality spreads between municipal issues took shape as well. So far in 1999, municipals have experienced muted volatility and per-formed extremely well as compared to their Treasury counterparts during a ris-ing interest rate environment.

The Fund's total rate of return for the fiscal year ended May 31, 1999 was 4.43% while its benchmark, the unmanaged Lehman Brothers Municipal Bond Index, returned 4.67%(1). The adviser maintained very high credit quality throughout the period with over 90% of the issues rated AA or AAA. A neutral to defensive stance was taken in the portfolio throughout most of the period with more em-phasis put on positioning along the municipal yield curve. The adviser intends to maintain high credit quality and minimize exposure to questionable sectors such as health care. The primary focus will continue to be on isolating rela-tively attractive maturities on the yield curve, relative value analysis be-tween different states and sectors while maintaining duration similar to that of the benchmark.

             Comparison of change In Value of $25,000 Investment In
                 M.S.D.&T. National Tax-Exempt Bond Fund and the
                          Lehman Municipal Bond Index
                        National Tax Exempt      Lehman Muni
                        -------------------      -----------
         Feb-98               25,000               25,000
         Mar-98               25,172               25,022
         Apr-98               25,063               24,909
         May-98               25,410               25,303
         Jun-98               25,504               25,402
         Jul-98               25,550               25,466
         Aug-98               25,927               25,860
         Sep-98               26,250               26,184
         Oct-98               26,244               26,184
         Nov-98               26,337               26,275
         Dec-98               26,433               26,341
         Jan-99               26,767               26,654
         Feb-99               26,616               26,537
         Mar-99               26,635               26,574
         Apr-99               26,677               26,641
         May-99               26,536               26,486

The Lehman Municipal Bond Index is an unmanaged index generally representative of the total return of outstanding municipal bonds.

The above index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. The value of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1) Total return and principal value of investments will fluctuate with market changes and shares, when redeemed, may be worth more or less than their origi-nal cost. Figures for the period indicated reflect fee waivers in effect, re-investment of dividends, distributions, and capital gains as well as changes in share price. Fee waivers may result in higher total returns than would oc-cur if full fees were charged. Past performance is not a guarantee of future results.

                                     Total Return                         Average Annual
                                       for the       Annualized Total      Total Return
                          Inception one year ended Return for five years since inception
                            Date    June 30, 1999   ended June 30, 1999  to June 30, 1999
                          --------- -------------- --------------------- ----------------
Growth & Income Fund....   2/28/91      21.15%             24.10%             17.45%
Equity Income Fund......    3/1/98      16.86%               N/A              16.01%
Equity Growth Fund......    3/1/98      23.30%               N/A              23.90%
International Equity
 Fund...................    7/2/93       5.98%              8.22%             10.09%
Diversified Real Estate
 Fund...................    8/1/97      -2.45%               N/A               0.76%
Limited Maturity Bond
 Fund...................   3/14/91       4.21%              6.47%              6.23%
Total Return Bond Fund..    3/1/98       3.43%               N/A               4.40%
Maryland Tax-Exempt Bond
 Fund...................    6/2/92       2.08%              5.63%              5.61%
Intermediate Tax-Exempt
 Bond Fund..............    3/1/98       3.10%               N/A               3.31%
National Tax-Exempt Bond
 Fund...................    3/1/98       2.44%               N/A               3.36%

(2) Portfolio composition is subject to change.

(3) International investing is subject to certain risks, such as currency ex-change rate volatility, possible political, social or economic instability, foreign taxation and/or differences in auditing and other financial standards.

(4) The Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds' income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

                             M.S.D.&T. Funds, Inc.
                            PRIME MONEY MARKET FUND
                            Statement of Net Assets
                                  May 31, 1999

                                                              Par
                                                             (000)     Value
                                                             -----     -----

CERTIFICATES OF DEPOSIT -- 18.1%
Domestic -- 6.6%
Bank of America
 4.85%, 10/06/99..........................................  $10,000 $ 10,000,000
Nations Bank
 4.86%, 07/12/99..........................................   10,000   10,000,000
State Street Bank & Trust
 4.85%, 06/29/99..........................................   15,000   15,000,000
                                                                    ------------
                                                                      35,000,000
                                                                    ------------
Yankee -- 11.5%
Bank of Montreal
 4.87%, 06/17/99..........................................   10,000   10,000,000
 4.90%, 07/19/99..........................................    7,000    7,000,000
Canadian Imperial Bank of Canada
 4.83%, 06/14/99..........................................   10,000   10,000,000
Rabobank Netherlands
 4.81%, 06/14/99..........................................   10,000   10,000,000
Swiss Bank Corp.
 5.22%, 05/10/00..........................................   12,000   11,998,911
Toronto Dominion
 4.86%, 06/24/99..........................................   12,000   12,000,000
                                                                    ------------
                                                                      60,998,911
                                                                    ------------
 TOTAL CERTIFICATES OF DEPOSIT
 (Cost $95,998,911).......................................            95,998,911
                                                                    ------------
COMMERCIAL PAPER -- 58.7%
Banks -- 4.1%
SunTrust Banks, Inc.
 4.80%, 06/23/99..........................................   10,000    9,970,667
Toronto Dominion Holdings
 4.77%, 06/09/99..........................................   12,000   11,987,280
                                                                    ------------
                                                                      21,957,947
                                                                    ------------
Beverages -- 3.7%
Coca-Cola Co., Inc.
 4.77%, 08/17/99..........................................   20,000   19,795,950
                                                                    ------------
Chemicals -- 4.1%
E.I. duPont deNemours & Co.
 4.81%, 06/16/99..........................................   22,000   21,955,908
                                                                    ------------
Consumer Goods -- 2.8%
Proctor & Gamble Co.
 4.85%, 07/07/99..........................................   15,000   14,927,250
                                                                    ------------

                                                              Par
                                                             (000)     Value
                                                             -----     -----

COMMERCIAL PAPER -- Continued
Finance -- 21.0%
Associates Corp. N.A.
 4.79%, 08/09/99..........................................  $20,000 $ 19,816,383
Centric Capital Corp.
 4.87%, 07/20/99..........................................   12,354   12,272,110
 4.84%, 09/13/99..........................................   10,000    9,860,178
CIT Group Holdings, Inc.
 4.78%, 07/13/99..........................................   12,000   11,933,080
General Electric Capital Corp.
 4.84%, 07/20/99..........................................   12,000   11,920,947
 4.81%, 08/03/99..........................................   10,000    9,915,825
KFW International Financial, Inc.
 4.79%, 06/23/99..........................................   14,000   13,959,019
Norwest Financial, Inc.
 4.82%, 06/04/99..........................................   10,000    9,995,983
 4.80%, 06/14/99..........................................   12,000   11,979,200
                                                                    ------------
                                                                     111,652,725
                                                                    ------------
Foods -- 2.7%
Campbell Soup
 4.83%, 02/01/00..........................................   15,000   14,506,937
                                                                    ------------
Petroleum -- 4.2%
Chevron Transport Corp.
 4.80%, 06/11/99..........................................   22,000   21,970,667
                                                                    ------------
Pharmaceuticals -- 4.4%
Pfizer, Inc.
 4.75%, 06/03/99..........................................   23,000   22,993,930
                                                                    ------------
Telecommunications -- 3.8%
BellSouth Corp.
 4.76%, 07/26/99..........................................   20,000   19,854,556
                                                                    ------------
Utilities--Electric -- 7.9%
Duke Power Co.
 4.77%, 07/16/99..........................................   12,000   11,928,450
Northern Power Co.
 4.84%, 08/23/99..........................................   17,000   16,810,299
TECO Finance Corp.
 4.82%, 06/01/99..........................................   13,100   13,100,000
                                                                    ------------
                                                                      41,838,749
                                                                    ------------
 TOTAL COMMERCIAL PAPER
 (Cost $311,454,619)......................................           311,454,619
                                                                    ------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                            PRIME MONEY MARKET FUND
                     Statement of Net Assets -- Concluded
                                 May 31, 1999

                                                              Par
                                                             (000)     Value
                                                             -----     -----

CORPORATE BONDS -- 6.8%
Financial Services
First Chicago Corp.
 9.875%, 07/01/99.........................................  $ 4,000 $  4,013,083
Goldman Sachs, FRN**
 5.06%, 06/02/99..........................................   10,000   10,001,475
Merrill Lynch, FRN**
 4.79%, 06/30/99..........................................   10,000   10,000,000
J.P. Morgan & Co., Inc., FRN**
 4.85%, 07/01/99..........................................   12,000   11,999,310
                                                                    ------------
 TOTAL CORPORATE BONDS
 (Cost $36,013,868).......................................            36,013,868
                                                                    ------------
REPURCHASE AGREEMENTS -- 16.9%
Banc of America Securities, LLC
 (Agreement dated 5/28/99 to be repurchased at $19,868,525
  collateralized by $21,270,000 (Value $20,257,697) U.S.
  Treasury Bills due 05/25/00) 4.77%, 06/01/99............   19,858   19,858,000
Merrill Lynch Government Securities, Inc.
 (Agreement dated 5/28/99 to be repurchased at $20,010,556
  collateralized by $19,690,000 (Value $20,412,091) U.S.
  Treasury Notes, 6.25%, due 02/15/03) 4.75%, 06/01/99....   20,000   20,000,000
J.P. Morgan Securities, Inc.
 (Agreement dated 5/28/99 to be repurchased at $20,010,578
  collateralized by $15,324,000 (Value $20,404,361) U.S.
  Treasury Notes, 8.75%, due 08/15/20) 4.76%, 06/01/99....   20,000   20,000,000
Wachovia Bank N.A.
 (Agreement dated 5/28/99 to be repurchased at $30,015,900
  collateralized by $20,552,000 (Value $30,614,780) U.S.
  Treasury Notes, 10.625%, due 08/15/15) 4.77%, 06/01/99..   30,000   30,000,000
                                                                    ------------
 TOTAL REPURCHASE AGREEMENTS
 (Cost $89,858,000).......................................            89,858,000
                                                                    ------------

                       Value
                       -----

TOTAL INVESTMENTS IN
 SECURITIES -- 100.5%
 (Cost
  $533,325,398*)... $533,325,398
LIABILITIES IN
 EXCESS OF OTHER
 ASSETS -- (0.5)%..   (2,490,067)
                    ------------
NET ASSETS --
  100.0%
 (equivalent to
 $1.00 per share
 based on
 530,941,026 shares
 outstanding)...... $530,835,331
                    ============
NET ASSET VALUE,
 OFFERING AND
 REDEMPTION PRICE
 PER SHARE
 ($530,835,331 /
  530,941,026).....        $1.00
                           =====

--------
 * Aggregate cost for Federal income tax purposes.
** The rate shown is as of May 31, 1999 and the maturity date shown is the shorter of (i) the next interest readjustment date or (ii) the date on which the principal amount can be recovered through demand.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                          GOVERNMENT MONEY MARKET FUND
                            Statement of Net Assets
                                  May 31, 1999

                                                          Par
                                                         (000)     Value
                                                         -----     -----

AGENCY OBLIGATIONS -- 83.1%
Federal Home Loan Bank -- 24.6%
Discount Notes
 4.73%, 06/16/99....................................... $10,000 $  9,980,292
 4.74%, 06/23/99.......................................  10,000    9,971,033
 4.72%, 08/06/99.......................................  15,000   14,870,200
 4.76%, 08/20/99.......................................  15,000   14,841,333
 4.82%, 11/05/99.......................................   8,000    7,831,836
Floating Rate Notes**
 5.07%, 06/24/99.......................................   8,000    7,999,338
 5.08%, 07/12/99.......................................  20,000   19,993,074
Notes
 5.02%, 06/03/99.......................................   9,150    9,149,720
 4.67%, 07/16/99.......................................  15,000   14,911,687
                                                                ------------
                                                                 109,548,513
                                                                ------------
Federal Home Loan Mortgage Corp. -- 24.5%
Discount Notes
 4.75%, 06/22/99.......................................  12,000   11,966,750
 4.715%, 06/29/99......................................  15,000   14,944,992
 4.69%, 07/02/99.......................................  13,000   12,947,498
 4.76%, 07/14/99.......................................  15,000   14,914,717
 4.73%, 08/13/99.......................................  15,000   14,856,129
 4.80%, 08/16/99.......................................  15,000   14,848,000
 4.79%, 08/24/99.......................................  20,000   19,776,467
Notes
 5.54%, 08/13/99.......................................   5,000    5,007,889
                                                                ------------
                                                                 109,262,442
                                                                ------------
Federal National Mortgage Association -- 25.0%
Discount Notes
 4.76%, 06/02/99.......................................  15,000   14,998,011
 4.80%, 06/08/99.......................................  12,000   11,988,800
 4.76%, 06/18/99.......................................  15,000   14,966,283
 4.75%, 06/22/99.......................................  10,000    9,972,292
 4.76%, 06/25/99.......................................  10,000    9,968,333
 4.74%, 07/19/99.......................................  15,000   14,905,200
 4.74%, 08/05/99.......................................  10,000    9,914,417
 4.72%, 09/24/99.......................................  15,000   14,773,833
Floating Rate Notes**
 4.82%, 09/17/99.......................................  10,000   10,000,488
                                                                ------------
                                                                 111,487,657
                                                                ------------

                                                              Par
                                                             (000)     Value
                                                             -----     -----

AGENCY OBLIGATIONS -- Continued
Student Loan Marketing Association -- 9.0%
Floating Rate Notes**
 5.27%, 06/17/99..........................................  $15,000 $ 15,000,000
 5.27%, 07/12/99..........................................   10,000    9,998,151
 4.98%, 08/18/99..........................................   15,000   15,000,000
                                                                    ------------
                                                                      39,998,151
                                                                    ------------
 TOTAL AGENCY OBLIGATIONS
 (Cost $370,296,763)......................................           370,296,763
                                                                    ------------
REPURCHASE AGREEMENTS -- 17.1%
Banc of America Securities, LLC
 (Agreement dated 5/28/99 to be repurchased at $15,908,681
  collateralized by $15,900,000 (Value $16,724,594) U.S.
  Treasury Notes, 7.75%, due 11/30/99) 4.77%, 06/01/99....   16,380   16,380,000
J.P. Morgan Securities, Inc.
 (Agreement dated 5/28/99 to be repurchased at $20,010,578
  collateralized by $15,324,000 (Value $20,404,361) U.S.
  Treasury Notes, 8.75%, due 8/15/20) 4.76%, 06/01/99.....   20,000   20,000,000
Morgan Stanley & Co., Inc.
 (Agreement dated 5/28/99 to be repurchased at $20,010,600
  collateralized by $16,435,000 (Value $20,386,713) U.S.
  Treasury Notes, 11.875%, due 11/15/03) 4.77%, 06/01/99..   20,000   20,000,000
Wachovia Bank N.A.
 (Agreement dated 5/28/99 to be repurchased at $20,010,600
  collateralized by $13,701,000 (Value $20,409,357) U.S.
  Treasury Notes, 10.625%, due 8/15/15) 4.77%, 06/01/99...   20,000   20,000,000
                                                                    ------------
 TOTAL REPURCHASE AGREEMENTS
 (Cost $76,380,000).......................................            76,380,000
                                                                    ------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                          GOVERNMENT MONEY MARKET FUND
                      Statement of Net Assets -- Concluded
                                  May 31, 1999

                        Value
                        -----

TOTAL INVESTMENTS IN
 SECURITIES -- 100.2%
 (Cost
  $446,676,763*)... $ 446,676,763
LIABILITIES IN
 EXCESS OF OTHER
 ASSETS -- (0.2)%..    (1,154,558)
                    -------------
NET ASSETS --
  100.0%
 (equivalent to
 $1.00 per share
 based on
 445,648,410 shares
 outstanding)...... $ 445,522,205
                    =============
NET ASSET VALUE,
 OFFERING AND
 REDEMPTION PRICE
 PER SHARE
 ($445,522,205 /
  445,648,410).....         $1.00
                            =====

--------
* Aggregate cost for Federal income tax purposes.
** The rate shown is as of May 31, 1999 and the maturity date shown is the shorter of (i) the next interest readjustment date or (ii) the date on which the principal amount can be recovered through demand.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                          TAX-EXEMPT MONEY MARKET FUND
                            Statement of Net Assets
                                  May 31, 1999

                                                             Par
                                                            (000)     Value
                                                            -----     -----

ALASKA -- 0.7%
Alaska Marine, VRDN, Exxon Corp., Valdez Project**
 3.35%, 06/01/99........................................... $1,000 $  1,000,000
                                                                   ------------
DISTRICT OF COLUMBIA -- 0.7%
Howard University, Washington, D.C., RB, ETM
 6.80%, 10/01/99...........................................  1,000    1,012,169
                                                                   ------------
FLORIDA -- 3.8%
Volusia County Health Facilities, VRDN, FGIC, Aces-Pooled
 Hospital Loan Program, SPA: SunTrust Bank**
 3.35%, 06/07/99...........................................  5,500    5,500,000
                                                                   ------------
ILLINOIS -- 9.4%
Bedford Park Illinois, VRDN, Environmental Revenue,
 Minnesota Mining & Manufacturing**
 3.40%, 06/07/99...........................................    500      500,000
Illinois Development Finance Authority, VRDN, GTD BP Amoco
 Oil PCR **
 3.40%, 06/01/99...........................................  1,200    1,200,000
Illinois Educational Facilities, VRDN, Northwestern
 University, LIC: First National Bank of Chicago**
 3.30%, 06/07/99...........................................  4,000    4,000,000
Illinois Educational Facilities, VRDN, Northwestern
 University, SPA: Northern Trust Co.**
 3.30%, 06/07/99...........................................  1,700    1,700,000
Illinois Health Facility, TECP, St Luke's Medical Center,
 LOC: Northern Trust Co.
 2.95%, 06/10/99...........................................  2,100    2,100,000
 3.15%, 06/28/99...........................................  4,010    4,010,000
                                                                   ------------
                                                                     13,510,000
                                                                   ------------
KENTUCKY -- 1.4%
Jefferson County, TECP, PCR, Louisville Gas & Electric
 2.80%, 07/21/99...........................................  2,000    2,000,000
                                                                   ------------

                                                             Par
                                                            (000)     Value
                                                            -----     -----

LOUISIANA -- 6.1%
East Baton Rouge Parish, VRDN, PCR, Exxon Co.**
 3.35%, 06/01/99........................................... $1,300 $  1,300,000
Plaquemine Parish Port & Harbor Terminal District, TECP,
 GTD: TECO Energy, Inc.
 2.95%, 06/09/99...........................................  2,700    2,700,000
 3.20%, 07/12/99...........................................  3,500    3,500,000
St. Charles Parish, VRDN, PCRB, Shell Oil Co. Project**
 3.35%, 06/01/99...........................................  1,200    1,200,000
                                                                   ------------
                                                                      8,700,000
                                                                   ------------
MARYLAND -- 2.1%
Maryland State & Local Facilities, GO
 5.00%, 03/15/00...........................................  2,000    2,028,818
Maryland Department of Transportation, RB,
 Prerefunded 11/01/99 @ 102
 6.80%, 11/01/99...........................................  1,000    1,035,541
                                                                   ------------
                                                                      3,064,359
                                                                   ------------
MICHIGAN -- 3.2%
University of Michigan, VRDN, Hospital Revenue**
 3.30%, 06/01/99...........................................  4,620    4,620,000
                                                                   ------------
MINNESOTA -- 4.2%
Minneapolis, GO, Special School District, University
 Gateway Project
 3.20%, 06/07/99...........................................  6,000    6,000,000
                                                                   ------------
MISSISSIPPI -- 1.5%
Harrison County, VRDN, PCRB, E.I. duPont deNemours & Co.**
 3.30%, 06/01/99...........................................  1,100    1,100,000
Jackson County, VRDN, Port Facilities, Chevron USA, Inc.**
 3.40%, 06/01/99...........................................  1,000    1,000,000
                                                                   ------------
                                                                      2,100,000
                                                                   ------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                          TAX-EXEMPT MONEY MARKET FUND
                      Statement of Net Assets -- Continued
                                  May 31, 1999

                                                               Par
                                                              (000)    Value
                                                              -----    -----

MISSOURI -- 2.6%
Boone County, IDA, VRDN, PCR, GTD Minnesota Mining &
 Manufacturing Project**
 3.40%, 06/07/99............................................  $ 500 $    500,000
Missouri State Health & Educational Facilities, VRDN,
 Washington University Project, SPA: Morgan Guaranty Trust
 Co. NY**
 3.25%, 06/07/99............................................  3,190    3,190,000
                                                                    ------------
                                                                       3,690,000
                                                                    ------------
NEBRASKA -- 1.1%
Nebraska Public Power, RB, ETM
 4.125%, 01/01/00...........................................  1,500    1,509,599
                                                                    ------------
NEVADA -- 1.8%
Clark County School District, INS: FGIC, Prerefunded 5/01/00
 @ 102
 7.20%, 05/01/00............................................  2,500    2,639,094
                                                                    ------------
NORTH CAROLINA -- 12.9%
City of Charlotte, Water & Sewer, GO
 4.75%, 02/01/00............................................  2,980    3,013,917
City of Durham, VRDN, COP, SPA: Wachovia Bank N.A.**
 3.30%, 06/07/99............................................  5,000    5,000,000
City of Winston-Salem, VRDN, COP, SPA: Wachovia Bank N.A.**
 3.25%, 06/07/99............................................  3,000    3,000,000
North Carolina Eastern Municipal Power Agency, TECP, LOC:
 Canadian Imperial Bank
 3.25%, 07/08/99............................................  2,500    2,500,000
 2.70%, 07/14/99............................................  2,500    2,500,000
North Carolina Educational Facilities, VRDN, SPA: Wachovia
 Bank N.A., Wake Forest University Project**
 3.25%, 06/07/99............................................  2,500    2,500,000
                                                                    ------------
                                                                      18,513,917
                                                                    ------------

                                                              Par
                                                             (000)     Value
                                                             -----     -----

OHIO -- 7.4%
Cuyahoga County, VRDN, Hospital Revenue, Cleveland Clinic**
 3.40%, 06/01/99...........................................  $1,800 $  1,800,000
 3.30%, 06/07/99...........................................   3,000    3,000,000
Warren County, Health Care, VRDN, Otterbein Homes, LOC:
 Fifth Third Bank**
 3.35%, 06/07/99...........................................   5,800    5,800,000
                                                                    ------------
                                                                      10,600,000
                                                                    ------------
OREGON -- 1.8%
State of Oregon, GO, VRDN, Veterans Welfare Board, LOC:
 Morgan Guaranty Trust Co. NY**
 3.20%, 06/07/99...........................................   2,600    2,600,000
                                                                    ------------
PENNSYLVANIA -- 2.6%
Delaware County, IDA, VRDN, General Electric Capital
 Corp.**
 3.20%, 06/07/99...........................................   2,200    2,200,000
Pennsylvania State, GO, Prerefunded 5/01/00 @ 101.5
 7.00%, 05/01/00...........................................   1,475    1,547,261
                                                                    ------------
                                                                       3,747,261
                                                                    ------------
SOUTH CAROLINA -- 4.9%
Berkeley County, VRDN, PCR, Amoco Chemical Co. Project**
 3.40%, 06/01/99...........................................   2,200    2,200,000
York County, PCR, TECP, Duke Power Project
 2.70%, 06/17/99...........................................   4,800    4,800,000
                                                                    ------------
                                                                       7,000,000
                                                                    ------------
TEXAS -- 19.1%
City of Austin, TECP, LOC: Morgan Guaranty Trust Co. NY
 3.25%, 06/25/99...........................................   1,150    1,150,000
Corpus Christi, GO, GTD, Independent School District
 5.00%, 08/15/99...........................................   1,875    1,882,249

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         TAX-EXEMPT MONEY MARKET FUND
                     Statement of Net Assets -- Concluded
                                 May 31, 1999

                                                            Par
                                                           (000)     Value
                                                           -----     -----

TEXAS -- Continued
Gulf Coast Waste Disposal Authority, PCR, VRDN, Exxon
 Project**
 3.35%, 06/01/99.......................................... $2,500 $  2,500,000
Harris County, Health Facilities Development, VRDN,
 Methodist Hospital, SPA: Morgan Guaranty Trust Co. NY**
 3.40%, 06/01/99..........................................  1,000    1,000,000
Harris County, Health Facilities Development, VRDN, RB,
 St. Luke's Episcopal Hospital Project, SPA: Morgan
 Guaranty Trust Co. NY**
 3.25%, 06/01/99..........................................  5,000    5,000,000
North Central Texas Health Facilities Development, VRDN,
 RB, Presbyterian Medical Center, SPA: Bank of America
 Corp.**
 3.25%, 06/01/99..........................................  2,700    2,700,000
North Central Texas Health Facilities Development, VRDN,
 RB, Presbyterian Medical Center, SPA: NationsBank**
 3.25%, 06/01/99..........................................  4,100    4,100,000
State of Texas, GO, TECP
 3.35%, 06/06/99..........................................  5,000    5,000,000
State of Texas, Water Development, VRDN, SPA:
 Canadian Imperial Bank**
 3.40%, 06/01/99..........................................  4,000    4,000,000
                                                                  ------------
                                                                    27,332,249
                                                                  ------------
VIRGINIA -- 1.1%
City of Richmond, GO, Prerefunded 1/15/00 @ 102
 6.875%, 01/15/00.........................................  1,500    1,563,813
                                                                  ------------
WASHINGTON -- 5.1%
Pierce County, Economic Development, VRDN, RB, Sea-Land
 Services, Inc. Project, LOC: Wachovia Bank N.A.**
 3.30%, 06/07/99..........................................  3,000    3,000,000

                                     Par
                                    (000)      Value
                                    -----      -----

WASHINGTON -- Continued
Washington State Higher
 Education Facilities,
 Prerefunded 11/01/99 @ 100,
 Seattle University Project
 7.35%, 11/01/99................     $4,185 $  4,260,492
                                            ------------
                                               7,260,492
                                            ------------
WISCONSIN -- 0.9%
State of Wisconsin, GO
 4.80%, 11/01/99................      1,250    1,259,096
                                            ------------
WYOMING -- 0.9%
Lincoln County, VRDN, PCRB,
 Exxon Corp. Project**
 3.40%, 06/01/99................      1,300    1,300,000
                                            ------------
 TOTAL MUNICIPAL BONDS
 (Cost $136,522,049)............             136,522,049
                                            ------------
                                  Number of
                                   Shares
                                  ---------
INVESTMENT COMPANIES -- 4.5%
Goldman Sachs Financial Square
 Tax-Free Money Market Fund.....  3,740,193    3,740,193
Provident Institutional Funds --
 MuniFund.......................  2,688,580    2,688,580
                                            ------------
 TOTAL INVESTMENT COMPANIES
 (Cost $6,428,773)..............               6,428,773
                                            ------------
TOTAL INVESTMENTS IN SECURITIES -- 99.8%
(Cost $142,950,822*)............             142,950,822
OTHER ASSETS IN EXCESS OF
 LIABILITIES -- 0.2%............                 269,911
                                            ------------
NET ASSETS -- 100.0%
 (equivalent to $1.00 per share
 based on 143,229,375 shares
 outstanding)...................            $143,220,733
                                            ============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE
 ($143,220,733 / 143,229,375)...                   $1.00
                                                   =====

--------
 * Aggregate cost for Federal income tax purposes.
** The rate shown is as of May 31, 1999 and the maturity date shown is the shorter of (i) the next interest readjustment date or (ii) the date on which the principal amount can be recovered through demand.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                              GROWTH & INCOME FUND
                            Statement of Net Assets
                                  May 31, 1999

                                                         Number of
                                                          Shares      Value
                                                         ---------    -----

COMMON STOCK -- 98.6%
Airlines -- 3.2%
 Southwest Airlines Co..................................  421,800  $ 13,523,962
                                                                   ------------
Banks -- 5.9%
 Comerica, Inc..........................................   70,000     4,230,625
 J.P. Morgan & Co.......................................   60,400     8,414,475
 Regions Financial Corp.................................  110,000     4,166,250
 SunTrust Banks, Inc....................................  125,700     8,484,750
                                                                   ------------
                                                                     25,296,100
                                                                   ------------
Beverages -- 2.2%
 Pepsico, Inc...........................................  262,900     9,415,106
                                                                   ------------
Chemicals -- 2.7%
 Air Products & Chemicals, Inc..........................   85,800     3,517,800
 E.I. duPont deNemours & Co.............................   34,100     2,231,419
 RPM, Inc...............................................  422,250     5,858,719
                                                                   ------------
                                                                     11,607,938
                                                                   ------------
Computer Equipment -- 7.9%
 Hewlett-Packard Co.....................................  138,200    13,033,988
 I B M..................................................  177,200    20,610,575
                                                                   ------------
                                                                     33,644,563
                                                                   ------------
Computer Services -- 0.4%
 America Online, Inc.*..................................   14,200     1,695,125
                                                                   ------------
Computer Software -- 5.5%
 Cabletron Systems*.....................................  130,000     1,933,750
 Cisco Systems, Inc.*...................................  156,200    17,006,275
 Microsoft*.............................................   55,500     4,478,156
                                                                   ------------
                                                                     23,418,181
                                                                   ------------
Consumer Goods -- 8.1%
 Colgate-Palmolive Co...................................   90,900     9,078,637
 Gillette Co............................................  113,100     5,768,100
 Newell Rubbermaid, Inc.................................  209,400     8,480,700
 Procter & Gamble Co....................................   76,100     7,105,837
 Unilever N V...........................................   64,375     4,204,492
                                                                   ------------
                                                                     34,637,766
                                                                   ------------
Electrical Equipment -- 4.5%
 Emerson Electric Co....................................  122,600     7,831,075
 General Electric Co....................................  110,250    11,211,047
                                                                   ------------
                                                                     19,042,122
                                                                   ------------

                                                         Number of
                                                          Shares      Value
                                                         ---------    -----

COMMON STOCK -- Continued
Electronics -- 3.0%
 Intel Corp.............................................  197,000  $ 10,650,312
 3Com Corp.*............................................   75,000     2,062,500
                                                                   ------------
                                                                     12,712,812
                                                                   ------------
Financial Services -- 1.2%
 Freddie Mac............................................   87,000     5,073,188
                                                                   ------------
Food Products -- 5.4%
 Bestfoods..............................................   60,000     3,000,000
 Conagra................................................  140,900     3,672,206
 McCormick & Co., Inc...................................   70,600     2,144,475
 Nestle Registered ADR..................................   86,900     7,827,952
 Pioneer Hi-Bred International..........................  168,000     6,300,000
                                                                   ------------
                                                                     22,944,633
                                                                   ------------
Industrial Goods -- 1.8%
 Corning, Inc...........................................  141,700     7,740,363
                                                                   ------------
Insurance -- 6.1%
 Berkshire Hathaway, Inc.*..............................    3,196     7,408,328
 Chubb Corp.............................................  102,000     7,146,375
 Jefferson Pilot Corp...................................  167,650    11,347,809
                                                                   ------------
                                                                     25,902,512
                                                                   ------------
Machinery & Heavy Equipment -- 4.0%
 Caterpillar, Inc.......................................  143,800     7,891,025
 Illinois Tool Works, Inc...............................  121,120     9,295,960
                                                                   ------------
                                                                     17,186,985
                                                                   ------------
Medical Instruments & Supplies -- 2.1%
 Johnson & Johnson......................................   94,900     8,790,113
                                                                   ------------
Office Equipment -- 1.3%
 Pitney Bowes, Inc......................................   88,700     5,654,625
                                                                   ------------
Oil/Gas Equipment & Services -- 2.4%
 Halliburton Co.........................................   84,572     3,499,167
 Schlumberger Ltd. ADR..................................  112,300     6,759,056
                                                                   ------------
                                                                     10,258,223
                                                                   ------------
Oil & Gas Exploration Product & Services -- 2.6%
 Chevron Corp...........................................   78,100     7,238,894
 Mobil Corp.............................................   40,000     4,050,000
                                                                   ------------
                                                                     11,288,894
                                                                   ------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                             GROWTH & INCOME FUND
                     Statement of Net Assets -- Concluded
                                 May 31, 1999

                                                          Number of
                                                           Shares      Value
                                                          ---------    -----

COMMON STOCK -- Continued
Pharmaceuticals -- 15.5%
 Abbott Laboratories....................................   109,400  $  4,943,513
 American Home Products.................................    70,000     4,033,750
 Amgen, Inc.*...........................................   157,400     9,955,550
 Bristol-Myers Squibb Co................................   174,400    11,968,200
 Covance, Inc.*.........................................   207,200     4,390,050
 Merck & Co., Inc.......................................   173,000    11,677,500
 Pfizer, Inc............................................   115,480    12,356,360
 Schering Plough Corp...................................   155,800     7,020,738
                                                                    ------------
                                                                      66,345,661
                                                                    ------------
Retail Department Stores -- 5.4%
 Home Depot, Inc........................................    86,000     4,891,250
 May Department Stores Co...............................   170,700     7,393,444
 Nordstrom, Inc.........................................    50,000     1,775,000
 Wal-Mart Stores, Inc...................................   208,400     8,883,050
                                                                    ------------
                                                                      22,942,744
                                                                    ------------
Telecommunications -- 3.2%
 BellSouth Corp.........................................    74,000     3,491,875
 Lucent Technologies, Inc...............................   181,072    10,298,470
                                                                    ------------
                                                                      13,790,345
                                                                    ------------
Tobacco -- 1.9%
 Philip Morris, Inc.....................................   212,820     8,206,871
                                                                    ------------
Utilities-Telephone -- 2.3%
 MCI WorldCom, Inc.*....................................   113,097     9,768,753
                                                                    ------------
 TOTAL COMMON STOCK
 (Cost $241,371,543)....................................             420,887,585
                                                                    ------------

                                                         Par
                                                        (000)     Value
                                                        -----     -----

REPURCHASE AGREEMENTS -- 1.6%
Banc of America Securities, LLC
 (Agreement dated 5/28/99 to be repurchased at
  $3,874,052 collateralized by $4,030,000 (Value
  $3,955,002) U.S. Treasury Bills, due 10/21/99) 4.77%,
  06/01/99............................................. $3,872 $  3,872,000
Morgan Stanley & Co., Inc.
 (Agreement dated 5/28/99 to be repurchased at
  $3,001,590 collateralized by $2,880,000 (Value
  $3,070,126) U.S. Treasury Notes, 7.625%, due 2/15/07)
  4.77%, 06/01/99......................................  3,000    3,000,000
                                                               ------------
 TOTAL REPURCHASE AGREEMENTS
 (Cost $6,872,000)............................................    6,872,000
                                                               ------------
TOTAL INVESTMENTS IN SECURITIES -- 100.2%
 (Cost $248,243,545**)........................................  427,759,585
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2)%...............     (721,967)
                                                               ------------
NET ASSETS -- 100.0%
 (equivalent to $24.43 per share based on 17,479,070 shares
 outstanding)................................................. $427,037,618
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 ($427,037,618 / 17,479,070)..................................       $24.43
                                                                     ======

--------
 * Non-income producing securities.
** Cost for Federal income tax purposes is $248,385,223. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

    Excess of value over tax cost................................ $183,893,771
    Excess of tax cost over value................................ $ (4,519,409)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                               EQUITY INCOME FUND
                            Statement of Net Assets
                                  May 31, 1999

                                                         Number of
                                                          Shares      Value
                                                         ---------    -----

COMMON STOCK -- 95.0%
Aerospace -- 6.1%
 Boeing Corp. ..........................................  110,000  $  4,647,500
 Kaman Corp.............................................  129,406     1,714,630
 Lockheed Martin Corp...................................   85,000     3,437,187
 Raytheon Co. -- Class B................................   54,300     3,695,794
 United Technologies....................................    9,000     5,585,625
                                                                   ------------
                                                                     19,080,736
                                                                   ------------
Apartments -- 0.3%
 Archstone Communities..................................   45,000     1,012,500
                                                                   ------------
Banking -- 4.4%
 First Union Corp. N.C. ................................   76,140     3,507,199
 J. P. Morgan & Co......................................   32,306     4,500,630
 Regions Financial Corp. ...............................   72,300     2,738,362
 Union Planters Corp....................................   72,000     2,974,500
                                                                   ------------
                                                                     13,720,691
                                                                   ------------
Beverages -- 1.0%
 Pepsico, Inc...........................................   84,000     3,008,250
                                                                   ------------
Building Products -- 0.8%
 Armstrong World Industries.............................   45,000     2,621,250
                                                                   ------------
Chemicals -- 2.1%
 E.I. duPont deNemours & Co. ...........................  100,562     6,580,526
                                                                   ------------
Computer Equipment & Software -- 2.2%
 Autodesk, Inc..........................................   30,000       828,750
 Electronic Data Services Corp. ........................  109,900     6,181,875
                                                                   ------------
                                                                      7,010,625
                                                                   ------------
Consumer Goods -- 3.0%
 Black & Decker.........................................   47,000     2,676,061
 Procter & Gamble Co....................................   60,000     5,602,500
 V F Corp. .............................................   35,060     1,612,760
                                                                   ------------
                                                                      9,891,321
                                                                   ------------
Electrical Equipment -- 2.2%
 General Electric Co....................................   67,000     6,813,063
                                                                   ------------
Electric Utility -- 2.8%
 Edison International...................................   85,000     2,337,500
 FPL Group, Inc.........................................   25,000     1,454,687
 Southern Co. ..........................................   85,000     2,411,875
 Texas Utilities........................................   60,000     2,700,000
                                                                   ------------
                                                                      8,904,062
                                                                   ------------

                                                         Number of
                                                          Shares      Value
                                                         ---------    -----

COMMON STOCK -- Continued
Electronics -- 2.0%
 Intel Corp. ...........................................   80,000  $  4,325,000
 3Com Corp.*............................................   75,000     2,062,500
                                                                   ------------
                                                                      6,387,500
                                                                   ------------
Engineering -- 1.4%
 Fluor Corp.............................................  120,000     4,470,000
                                                                   ------------
Financial Services -- 2.7%
 CIT Group, Inc.........................................  114,500     3,320,500
 Washington Mutual, Inc. ...............................  134,400     5,132,400
                                                                   ------------
                                                                      8,452,900
                                                                   ------------
Food Products -- 1.4%
 Bestfoods..............................................   43,008     2,150,400
 McCormick & Co., Inc. .................................   70,879     2,152,950
                                                                   ------------
                                                                      4,303,350
                                                                   ------------
Food Processing -- 0.9%
 Universal Foods........................................  120,000     2,752,500
                                                                   ------------
Industrial Goods -- 1.1%
 Corning, Inc. .........................................   30,000     1,638,750
 Harsco Corp. ..........................................   54,758     1,786,480
                                                                   ------------
                                                                      3,425,230
                                                                   ------------
Insurance -- 7.2%
 Aetna, Inc. ...........................................   42,000     3,814,125
 Chubb Corp. ...........................................   61,036     4,276,335
 HSB Group..............................................   92,000     3,777,750
 Jefferson Pilot Corp...................................   53,475     3,619,589
 Lincoln National Corp..................................   40,000     4,070,000
 UNUM Corp..............................................   55,000     2,959,688
                                                                   ------------
                                                                     22,517,487
                                                                   ------------
Iron/Steel -- 0.7%
 Worthington Industries, Inc. ..........................  165,600     2,121,750
                                                                   ------------
Machinery & Equipment -- 4.7%
 Browning-Ferris Industries.............................   76,182     3,161,553
 Caterpillar, Inc.......................................   85,000     4,664,375
 Deere & Co. ...........................................  112,211     4,271,031
 Stanley Works..........................................   80,000     2,605,000
                                                                   ------------
                                                                     14,701,959
                                                                   ------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                               EQUITY INCOME FUND
                      Statement of Net Assets -- Continued
                                  May 31, 1999

                                                         Number of
                                                          Shares      Value
                                                         ---------    -----

COMMON STOCK -- Continued
Manufacturing -- 3.9%
 Eastman Kodak Co.......................................   60,000  $  4,057,500
 Fleetwood Enterprises..................................   50,000     1,271,875
 International Flavors & Fragrances.....................   55,000     2,261,875
 Minnesota Mining & Manufacturing.......................   30,000     2,572,500
 Tupperware Corp. ......................................   95,000     2,113,750
                                                                   ------------
                                                                     12,277,500
                                                                   ------------
Medical Equipment & Supplies -- 2.1%
 Johnson & Johnson......................................   70,000     6,483,750
                                                                   ------------
Metals & Mining -- 2.4%
 DeBeers ADR............................................   50,000     1,071,875
 Homestake Mining Co....................................   90,007       703,180
 Phelps Dodge Corp......................................   70,000     3,626,875
 Timken Co. ............................................  104,000     2,138,500
                                                                   ------------
                                                                      7,540,430
                                                                   ------------
Natural Gas Utility -- 2.4%
 Equitable Resources, Inc. .............................  120,386     3,799,683
 Keyspan Energy Corp. ..................................  139,934     3,778,218
                                                                   ------------
                                                                      7,577,901
                                                                   ------------
Office Properties -- 0.7%
 Equity Office Properties...............................   75,000     2,118,750
                                                                   ------------
Office/Business Equipment & Supplies -- 2.7%
 Deluxe Corp. ..........................................  110,000     3,966,875
 Hewlett-Packard Co. ...................................   48,500     4,574,156
                                                                   ------------
                                                                      8,541,031
                                                                   ------------
Oil/Gas Equipment & Services -- 3.5%
 Enron Corp.............................................   30,000     2,141,250
 Halliburton Co.........................................  100,000     4,137,500
 Schlumberger Ltd. ADR..................................   80,796     4,862,909
                                                                   ------------
                                                                     11,141,659
                                                                   ------------
Oil & Gas Exploration Product & Services -- 10.8%
 Atlantic Richfield Co. ................................   39,688     3,321,390
 BP Amoco ADR...........................................   70,000     7,498,750
 Chevron Corp...........................................   69,697     6,460,041
 Exxon Corp.............................................   90,956     7,265,110
 Mobil Corp. ...........................................   64,596     6,540,345
 Murphy Oil Corp. ......................................   58,434     2,866,918
                                                                   ------------
                                                                     33,952,554
                                                                   ------------

                                                         Number of
                                                          Shares      Value
                                                         ---------    -----

COMMON STOCK -- Continued
Paper Products -- 1.5%
 P.H. Glatfelter Co. ...................................   80,179  $  1,067,383
 Potlatch Corp. ........................................   90,000     3,543,750
                                                                   ------------
                                                                      4,611,133
                                                                   ------------
Pharmaceuticals -- 6.5%
 American Home Products.................................   90,000     5,186,250
 Bristol-Myers Squibb Co. ..............................   90,000     6,176,250
 Merck & Co., Inc. .....................................   72,000     4,860,000
 Pfizer, Inc............................................   40,000     4,280,000
                                                                   ------------
                                                                     20,502,500
                                                                   ------------
Printing & Publishing -- 2.2%
 R.R. Donnelley & Sons Co. .............................   90,000     3,262,500
 Readers Digest Assn. -- Class A........................   25,000       915,625
 Washington Post Co.....................................    5,012     2,788,865
                                                                   ------------
                                                                      6,966,990
                                                                   ------------
Railroads -- 0.9%
 Norfolk Southern Corp. ................................   86,968     2,848,202
                                                                   ------------
Retail Stores -- 2.3%
 J.C. Penney............................................   85,000     4,393,437
 May Department Stores Co. .............................   62,700     2,715,694
                                                                   ------------
                                                                      7,109,131
                                                                   ------------
Telecommunications -- 3.3%
 BellSouth Corp.........................................   90,000     4,246,875
 GTE Corp. .............................................   95,000     5,990,937
                                                                   ------------
                                                                     10,237,812
                                                                   ------------
Tobacco -- 2.8%
 Gallaher Group ADR.....................................  124,973     3,124,325
 Philip Morris, Inc. ...................................  150,000     5,784,375
                                                                   ------------
                                                                      8,908,700
                                                                   ------------
 TOTAL COMMON STOCK
 (Cost $162,752,937)....................................            298,593,743
                                                                   ------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                               EQUITY INCOME FUND
                      Statement of Net Assets -- Concluded
                                  May 31, 1999

                                                            Par
                                                           (000)     Value
                                                           -----     -----
REPURCHASE AGREEMENTS -- 4.8%
Banc of America Securities, LLC
 (Agreement dated 5/28/99 to be repurchased at $8,116,299
  collateralized by $8,440,000 (Value $8,282,932) U.S.
  Treasury Bills, due 10/21/99) 4.77%, 06/01/99..........  $8,112 $  8,112,000
Morgan Stanley & Co., Inc.
 (Agreement dated 5/28/99 to be repurchased at $7,003,710
  collateralized by $6,940,000 (Value $7,129,388) U.S.
  Treasury Notes, 8.25%, due 05/15/05) 4.77%, 06/01/99...   7,000    7,000,000
                                                                  ------------
 TOTAL REPURCHASE AGREEMENTS
 (Cost $15,112,000)......................................           15,112,000
                                                                  ------------
TOTAL INVESTMENTS IN SECURITIES -- 99.8%
 (Cost $177,864,937**)...........................................  313,705,743
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%....................      600,442
                                                                  ------------
NET ASSETS -- 100.0%
 (equivalent to $10.25 per share based on 30,651,908 shares
 outstanding).................................................... $314,306,185
                                                                  ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 ($314,306,185 / 30,651,908).....................................       $10.25
                                                                        ======

--------
 *Non-income producing securities.
** Aggregate cost for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

    Excess of value over tax cost................................ $138,785,656
    Excess of tax cost over value................................ $ (2,944,850)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                               EQUITY GROWTH FUND
                            Statement of Net Assets
                                  May 31, 1999

                                                            Number of
                                                             Shares     Value
                                                            ---------   -----
COMMON STOCK -- 95.1%
Airlines -- 2.0%
 Southwest Airlines Co. ...................................  29,100   $ 933,019
                                                                      ---------
Banking -- 2.3%
 Comerica, Inc. ...........................................   7,500     453,281
 Wells Fargo Co. ..........................................  16,000     640,000
                                                                      ---------
                                                                      1,093,281
                                                                      ---------
Beverages -- 1.5%
 Coca-Cola Co. ............................................   3,000     204,937
 Pepsico, Inc. ............................................  13,600     487,050
                                                                      ---------
                                                                        691,987
                                                                      ---------
Broadcasting -- 1.6%
 Cox Communications*.......................................  20,000     781,250
                                                                      ---------
Communications Equipment -- 4.5%
 Airtouch Communications, Inc.* ...........................   7,000     703,500
 Sterling Commerce, Inc.* .................................  37,000   1,438,375
                                                                      ---------
                                                                      2,141,875
                                                                      ---------
Computer Equipment, Software and Services -- 12.9%
 America Online, Inc.* ....................................   3,000     358,125
 American Power Conversion* ...............................  20,000     778,750
 Autodesk, Inc. ...........................................  29,000     801,125
 Cisco Systems, Inc.* .....................................   9,900   1,077,862
 Gateway 2000, Inc.* ......................................  11,000     668,938
 I B M ....................................................   8,300     965,394
 Microsoft*................................................  18,000   1,452,375
 Yahoo!, Inc.*.............................................     200      29,650
                                                                      ---------
                                                                      6,132,219
                                                                      ---------
Consumer Goods -- 3.2%
 Colgate-Palmolive Co......................................   5,500     549,312
 Gap, Inc. ................................................   8,500     531,781
 Newell Rubbermaid, Inc. ..................................  10,000     405,000
                                                                      ---------
                                                                      1,486,093
                                                                      ---------
Cruise Lines -- 1.5%
 Carnival Cruise...........................................  17,200     705,200
                                                                      ---------
Electrical & Electronic -- 3.4%
 Avnet, Inc. ..............................................  20,000     871,250
 Teradyne, Inc.* ..........................................  14,000     739,375
                                                                      ---------
                                                                      1,610,625
                                                                      ---------

                                                           Number of
                                                            Shares     Value
                                                           ---------   -----
COMMON STOCK -- Continued
Electrical Equipment -- 2.2%
 General Electric Co. ....................................  10,400   $1,057,550
                                                                     ----------
Electronics -- 6.2%
 EMC Corp.* ..............................................   3,000      298,875
 Intel Corp. .............................................  20,000    1,081,250
 Motorola, Inc. ..........................................   9,000      745,312
 3Com Corp.* .............................................  29,500      811,250
                                                                     ----------
                                                                      2,936,687
                                                                     ----------
Entertainment -- 1.5%
 Walt Disney Co. .........................................  24,000      699,000
                                                                     ----------
Financial Services -- 8.2%
 American Express Co. ....................................   6,800      824,075
 CIT Group, Inc. .........................................  18,000      522,000
 Freddie Mac..............................................  12,000      699,750
 Morgan Stanley Dean Witter...............................   7,200      694,800
 T. Rowe Price Assoc. ....................................  14,300      552,337
 Washington Mutual, Inc. .................................  16,000      611,000
                                                                     ----------
                                                                      3,903,962
                                                                     ----------
Food Products -- 1.7%
 Corn Products International..............................  12,000      354,000
 Nestle Registered ADR*...................................   5,000      450,400
                                                                     ----------
                                                                        804,400
                                                                     ----------
Insurance -- 4.3%
 Lincoln National Corp. ..................................   8,000      814,000
 UNUM Corp. ..............................................  23,000    1,237,688
                                                                     ----------
                                                                      2,051,688
                                                                     ----------
Medical Equipment & Supplies -- 6.5%
 Baxter International.....................................  11,000      710,188
 Boston Scientific Corp.* ................................  15,000      569,063
 Johnson & Johnson........................................  10,100      935,513
 Tyco International.......................................  10,000      873,750
                                                                     ----------
                                                                      3,088,514
                                                                     ----------
Oil/Gas Equipment & Services -- 3.5%
 Enron Corp. .............................................   8,000      571,000
 Halliburton Co. .........................................  11,534      477,219
 Williams Co. ............................................  12,000      621,750
                                                                     ----------
                                                                      1,669,969
                                                                     ----------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                               EQUITY GROWTH FUND
                      Statement of Net Assets -- Concluded
                                  May 31, 1999

                                                           Number of
                                                            Shares      Value
                                                           ---------    -----
COMMON STOCK -- Continued
Oil & Gas Exploration Product & Services -- 3.9%
 Baker Hughes............................................   18,000   $   560,250
 Exxon Corp..............................................    7,500       599,063
 Mobil Corp..............................................    7,000       708,750
                                                                     -----------
                                                                       1,868,063
                                                                     -----------
Pharmaceuticals -- 7.0%
 American Home Products..................................   13,000       749,125
 Bristol-Myers Squibb Co.................................   16,000     1,098,000
 Pfizer, Inc.............................................    4,000       428,000
 Warner Lambert Co.......................................   17,200     1,066,400
                                                                     -----------
                                                                       3,341,525
                                                                     -----------
Restaurants -- 0.6%
 McDonald's Corp.........................................    8,000       308,000
                                                                     -----------
Retail Stores -- 5.5%
 Amazon.com*.............................................      200        23,750
 Home Depot, Inc.........................................   14,000       796,250
 Nordstrom, Inc..........................................   15,000       532,500
 Staples, Inc.*..........................................   20,000       575,000
 Wal-Mart Stores, Inc....................................   16,000       682,000
                                                                     -----------
                                                                       2,609,500
                                                                     -----------
Telecommunications -- 7.9%
 AT&T Corp...............................................    6,000       333,000
 Frontier Corp...........................................   13,000       684,125
 MCI Worldcom, Inc.*.....................................   21,000     1,813,875
 SBC Communications, Inc.................................   18,000       920,250
                                                                     -----------
                                                                       3,751,250
                                                                     -----------
Telecommunications-Services & Equipment -- 3.2%
 Cable & Wireless ADR....................................    9,000       344,250
 Lucent Technologies.....................................    4,832       274,820
 Oak Industries*.........................................   18,500       891,469
                                                                     -----------
                                                                       1,510,539
                                                                     -----------
 TOTAL COMMON STOCK
 (Cost $30,676,611)......................................             45,176,196
                                                                     -----------

                                                             Par
                                                            (000)     Value
                                                            -----     -----

REPURCHASE AGREEMENT -- 4.9%
Banc of America Securities, LLC
 (Agreement dated 5/28/99 to be repurchased at $2,347,243
  collateralized by $2,440,000 (Value $2,394,592) U.S.
  Treasury Bills, due 10/21/99) 4.77%, 06/01/99..........  $ 2,346 $  2,346,000
                                                                   ------------
 TOTAL REPURCHASE AGREEMENT
 (Cost $2,346,000).......................................             2,346,000
                                                                   ------------
TOTAL INVESTMENTS IN
 SECURITIES -- 100.0%
 (Cost $33,022,611**)....................................            47,522,196
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.0)%..........                (1,660)
                                                                   ------------
NET ASSETS -- 100.0%
 (equivalent to $11.48 per share based on 4,140,373
  shares outstanding)....................................          $ 47,520,536
                                                                   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 ($47,520,536 / 4,140,373)...............................                $11.48
                                                                         ======

--------
* Non-income producing securities.
** Cost for Federal income tax purposes is $33,198,827. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

   Excess of value over tax cost.................................. $14,704,917
   Excess of tax cost over value.................................. $  (381,548)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                           INTERNATIONAL EQUITY FUND
                            Statement of Net Assets
                                  May 31, 1999

                                                         Number of
                                                          Shares      Value
                                                         ---------    -----

COMMON STOCK, PREFERRED STOCK & RIGHTS -- 96.4%
Australia -- 1.6%
 Broken Hill Properties.................................   13,000  $    133,684
 Goodman Fielder........................................  140,000       137,304
 John Fairfax Ltd.......................................   69,000       184,065
 National Australian Bank...............................   27,000       438,015
 North Limited..........................................  111,000       201,758
 Telstra................................................   35,000       173,460
                                                                   ------------
                                                                      1,268,286
                                                                   ------------
Belgium -- 0.4%
 AGFA Gevaert...........................................   13,000       299,045
                                                                   ------------
Brazil -- 0.5%
 CIA Paranaense ADR.....................................   56,000       420,000
                                                                   ------------
China -- 0.3%
 Guangdong Kelon Elec...................................  270,000       207,170
                                                                   ------------
Denmark -- 0.6%
 Tele Danmank 'B'.......................................    5,000       512,264
                                                                   ------------
Finland -- 0.9%
 Nokia 'A'..............................................   10,000       713,108
                                                                   ------------
France -- 10.6%
 Alcatel Alsthom........................................    5,000       595,998
 AXA....................................................    6,250       722,126
 Banque National de Paris...............................    6,300       532,259
 Danone.................................................    4,000     1,104,167
 Dexia France...........................................    4,400       612,813
 France Telecom.........................................    5,700       438,059
 Lafarge Coppee S.A.....................................    6,000       542,046
 Lyonnaise Des Eaux.....................................    4,000       664,591
 S.O.I.T.E.C............................................    7,589       226,152
 Soc Nationale Elf......................................    5,500       798,220
 Total 'B'..............................................    8,500     1,035,418
 Valeo..................................................    3,600       294,737
 Vivendi................................................   13,500     1,002,220
 Vivendi Rights (expires 6/15/99).......................   13,500        13,975
                                                                   ------------
                                                                      8,582,781
                                                                   ------------
Germany -- 7.2%
 Allianz................................................    2,575       705,423
 DaimlerChrysler........................................    9,600       830,635
 GEA Preferred..........................................   29,500       700,195

                                                         Number of
                                                          Shares      Value
                                                         ---------    -----

COMMON STOCK, PREFERRED STOCK & RIGHTS -- Continued
Germany -- Continued
 Hoechst................................................    11,600 $    517,913
 Man....................................................    27,000      793,306
 Mannesman..............................................     7,000      958,827
 Siemens................................................     8,000      539,536
 Veba...................................................    13,500      772,133
                                                                   ------------
                                                                      5,817,968
                                                                   ------------
Greece -- 0.1%
 National Bank of Greece GDR*...........................     3,470       48,580
                                                                   ------------
Hong Kong -- 1.4%
 Dao Heng Bank Group....................................    81,100      314,798
 Hong Kong Electric.....................................   118,000      369,773
 Hutchison Whampoa......................................    39,000      325,650
 South China Morning Post...............................   340,000      168,805
                                                                   ------------
                                                                      1,179,026
                                                                   ------------
Hungary -- 0.5%
 Matav ADR..............................................    14,400      403,200
                                                                   ------------
Indonesia -- 0.9%
 Astra Internasional*................................... 1,003,000      308,141
 Bank Internasional*.................................... 1,500,000       41,475
 Indah Kiat Paper*......................................   245,000      112,903
 Indofood Sukses*.......................................   110,000      108,817
 Telekomunikasi.........................................   421,000      195,302
                                                                   ------------
                                                                        766,638
                                                                   ------------
Ireland -- 0.8%
 Bank of Ireland........................................    33,000      611,549
                                                                   ------------
Italy -- 5.8%
 BCA Nazionale Lavaro...................................    75,000      231,342
 Credito Italiano.......................................   200,000      943,143
 Ente Naz Idroc.........................................   136,000      851,798
 INA....................................................   340,000      796,339
 Telecom Italia.........................................    75,000      442,294
 Telecom Italia Spa.....................................   140,000    1,446,292
                                                                   ------------
                                                                      4,711,208
                                                                   ------------
Japan -- 23.0%
 Asahi Glass Company....................................    70,000      453,650
 Bridgestone............................................    36,000      944,545

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                           INTERNATIONAL EQUITY FUND
                      Statement of Net Assets -- Continued
                                  May 31, 1999

                                                         Number of
                                                          Shares      Value
                                                         ---------    -----

COMMON STOCK, PREFERRED STOCK & RIGHTS -- Continued
Japan -- Continued
 Daiwa Sec..............................................  115,000  $    607,267
 Eisai..................................................   33,000       615,915
 Fuji Photo Film........................................   19,000       679,358
 Hitachi................................................   76,000       559,212
 Honda Motor............................................   12,000       492,634
 Industrial Bank........................................   67,000       474,135
 Ito Yokado.............................................    9,000       537,080
 Kawasaki Steel*........................................  190,000       339,679
 Kuraray................................................   57,000       620,857
 Mabuchi Motors.........................................    8,600       672,653
 Matsushita Electric Industrial.........................   43,000       779,424
 Mitsubishi Heavy Industry*.............................  109,000       425,823
 Mitsui Fudosan.........................................   85,000       709,858
 Nintendo...............................................    6,100       716,934
 Nippon Telegraph & Telephone...........................       78       761,793
 Nishimatsu.............................................  124,000       683,529
 NSK Limited............................................   76,000       364,211
 NTT Mobile Comm........................................        4       218,838
 Ricoh..................................................   62,000       687,634
 Sanwa Bank.............................................   61,000       592,733
 Sekisui Chemical.......................................  108,000       668,631
 Shin-Etsu Chemical.....................................   25,000       775,948
 Shiseido...............................................   27,000       400,016
 Sony...................................................    3,000       282,072
 Sumitomo Bank..........................................   51,000       617,555
 Sumitomo Marine & Fire.................................  135,000       880,483
 Suzuki Motor...........................................   28,000       397,682
 Teijin.................................................  133,000       512,978
 Toshiba Corp...........................................   59,000       364,782
 Toyota Motor...........................................    8,000       218,507
 Trans Cosmos...........................................    7,000       336,037
 Tsubaki Nakashima......................................   52,000       347,327
                                                                   ------------
                                                                     18,739,780
                                                                   ------------
Mexico -- 1.0%
 Corporacion Geo*.......................................   90,000       344,710
 Fomento Economico*.....................................  135,000       440,158
                                                                   ------------
                                                                        784,868
                                                                   ------------

                                                         Number of
                                                          Shares      Value
                                                         ---------    -----

COMMON STOCK, PREFERRED STOCK & RIGHTS -- Continued
Netherlands -- 5.9%
 Equant*................................................    8,400  $    693,869
 ING....................................................    7,800       417,984
 Kononklijke Ahold......................................   15,000       524,635
 Laurus.................................................    7,700       177,127
 Philips Electronics....................................   10,750       924,518
 Seagull Holding........................................   28,000       456,724
 Vedior.................................................   23,975       444,967
 Vendex International...................................   11,000       322,049
 Ver Ned Uitgev Ver Bezit...............................   20,500       872,407
                                                                   ------------
                                                                      4,834,280
                                                                   ------------
New Zealand -- 0.1%
 Contact Energy Ltd.*...................................   25,000        45,706
                                                                   ------------
Norway -- 0.3%
 Petroleum Geo-Services*................................   14,100       227,937
                                                                   ------------
Philippines -- 0.4%
 Long Distance Tele.....................................    2,000        56,242
 Metropolitan Bank......................................   15,000       144,875
 San Miguel Corp........................................   62,000       139,317
                                                                   ------------
                                                                        340,434
                                                                   ------------
Poland -- 0.6%
 Bank Handlowy Warszawie GDR*...........................   42,400       498,192
                                                                   ------------
Singapore -- 4.1%
 Allgreen Properties*...................................  100,000        95,088
 Development Bank of Singapore (Foreign Shares).........   70,200       724,498
 GP Batteries International.............................  209,000       332,030
 Parkway Holdings.......................................   66,000       141,588
 Sembcorp Industries....................................  118,000       157,358
 Singapore Airlines (Foreign Shares)....................   38,000       339,300
 Singapore Press........................................   30,929       423,212
 Singapore Telecom......................................  447,000       754,190
 United Overseas Bank (Foreign Shares)..................   60,000       396,585
                                                                   ------------
                                                                      3,363,849
                                                                   ------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                           INTERNATIONAL EQUITY FUND
                      Statement of Net Assets -- Continued
                                  May 31, 1999

                                                         Number of
                                                          Shares      Value
                                                         ---------    -----

COMMON STOCK, PREFERRED STOCK & RIGHTS -- Continued
South Africa -- 0.6%
 Anglo American Corp.*..................................   11,000  $    498,371
                                                                   ------------
South Korea -- 1.2%
 Housing & Commercial Bank GDR..........................   23,000       630,350
 Korea Telecom ADR*.....................................   10,200       324,488
                                                                   ------------
                                                                        954,838
                                                                   ------------
Spain -- 2.8%
 Argentaria.............................................   29,000       651,635
 Banco Santander........................................   23,400       489,347
 Endesa.................................................   10,000       213,410
 Telefonica de Espana...................................   19,250       925,488
                                                                   ------------
                                                                      2,279,880
                                                                   ------------
Sweden -- 0.3%
 Ericsson...............................................   10,400       278,398
                                                                   ------------
Switzerland -- 4.4%
 CS Group Registered....................................    2,300       400,059
 Holdersbank............................................      250       297,993
 Nestle Registered......................................      385       693,670
 Novartis Registered, Non-Voting........................      400       581,808
 Roche Holdings 1/10 PC Non-Voting......................       80       848,557
 UBS Registered.........................................    2,700       783,314
                                                                   ------------
                                                                      3,605,401
                                                                   ------------
Thailand -- 1.4%
 Bangkok Bank*..........................................   91,000       281,734
 Bangkok Expressway*....................................  470,000       338,471
 Golden Land Property*..................................  440,000       177,682
 PTT Expl & Prod*.......................................   13,000       105,694
 Siam Cement Co Ltd.....................................   10,000       259,523
                                                                   ------------
                                                                      1,163,104
                                                                   ------------
United Kingdom -- 18.7%
 Abbey National.........................................   23,000       473,221
 Astrazeneca............................................   12,000       475,337
 Barclays...............................................   18,000       537,350
 BG.....................................................   92,000       507,497
 BP Amoco...............................................  101,000     1,806,164
 British Aerospace......................................   48,000       314,584

                                                          Number of
                                                           Shares      Value
                                                          ---------    -----

COMMON STOCK, PREFERRED STOCK & RIGHTS -- Continued
United Kingdom -- Continued
 British Telecom........................................    63,000  $  1,052,923
 Bryant.................................................   135,000       312,589
 Cable & Wireless.......................................    10,000       122,584
 Cadbury's Schweppes....................................    58,000       394,063
 Diageo.................................................    20,000       211,036
 General Electric Co....................................    53,000       500,647
 Glaxo Wellcome.........................................    37,000     1,041,706
 Granada................................................    23,000       479,118
 Halifax*...............................................    37,000       475,200
 HSBC Holdings..........................................    17,000       564,703
 Jarvis Hotels..........................................    95,000       226,820
 Kingfisher.............................................    33,635       424,707
 Land Securities........................................    31,000       440,861
 Limelight*.............................................   210,000       190,125
 Lloyds.................................................    37,000       485,576
 National Westminster Bank..............................    11,000       253,115
 Norwich Union..........................................    46,000       326,169
 Peninsular Oriental Steam..............................    26,000       375,795
 Rolls-Royce............................................    65,000       272,368
 Royal & Sun Alliance...................................    46,364       378,524
 Scottish & South Energy................................    39,000       369,025
 SmithKline Beecham.....................................    61,000       799,567
 Vodafone...............................................    41,000       784,440
 Whitbread..............................................    18,000       323,910
 Yorkshire Water........................................    41,000       288,416
                                                                    ------------
                                                                      15,208,140
                                                                    ------------
 TOTAL COMMON STOCK, PREFERRED STOCK & RIGHTS
 (Cost $68,444,295).....................................              78,364,001
                                                                    ------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                           INTERNATIONAL EQUITY FUND
                      Statement of Net Assets -- Concluded
                                  May 31, 1999

                                                             Par
                                                            (000)     Value
                                                            -----     -----

SHORT-TERM INVESTMENTS -- 1.5%
Eurodollar Time Deposit
State Street Bank & Trust Co.
 3.75%, 06/01/99..........................................  $1,247 $ 1,247,000
                                                                   -----------
 TOTAL SHORT-TERM INVESTMENTS
 (Cost $1,247,000)........................................           1,247,000
                                                                   -----------
TOTAL INVESTMENTS IN SECURITIES -- 97.9%
 (Cost $69,691,295**).....................................          79,611,001
OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.1%.....................   1,689,857
                                                                   -----------
NET ASSETS -- 100.0 %
 (equivalent to $13.35 per share based on 6,090,442 shares
 outstanding)..................................................... $81,300,858
                                                                   ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 ($81,300,858 / 6,090,442)................................              $13.35
                                                                        ======

--------
* Non-income producing securities.
** Cost for Federal income tax purposes is $70,119,969. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

   Excess of value over tax cost.................................. $13,512,821
   Excess of tax cost over value.................................. $(4,021,789)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                          DIVERSIFIED REAL ESTATE FUND
                            Statement of Net Assets
                                  May 31, 1999

                                                          Number of
                                                           Shares      Value
                                                          ---------    -----

REAL ESTATE INVESTMENT TRUSTS -- 96.8%
Apartments -- 21.9%
 AMLI Residential Properties Trust.......................    8,200  $    185,012
 Archstone Communities...................................   10,000       225,000
 Avalonbay Communities...................................    7,134       252,365
 Equity Residential Properties Trust.....................    4,450       213,322
 Gables Residential Trust................................    5,700       136,800
 Home Property...........................................    5,000       130,312
 Post Properties, Inc....................................    4,000       167,500
 Charles E Smith Residential Realty......................    5,700       197,006
 Summit Properties, Inc..................................    5,500       106,906
 United Dominion Realty Trust, Inc. .....................    9,000        99,563
                                                                    ------------
                                                                       1,713,786
                                                                    ------------
Construction -- 0.5%
 Centex Corp. ...........................................    1,000        37,062
                                                                    ------------
Diversified -- 13.2%
 Colonial Properties Trust...............................    5,400       151,537
 Duke Realty Investments, Inc............................    7,400       171,125
 Eastgroup Properties....................................    9,900       201,094
 Liberty Property Trust..................................    6,800       164,050
 MGI Properties..........................................    4,600       128,225
 Spieker Properties, Inc.................................    5,300       216,969
                                                                    ------------
                                                                       1,033,000
                                                                    ------------
Health Care -- 4.0%
 Meditrust Companies.....................................    2,004        27,805
 Nationwide Health Properties, Inc. .....................    6,100       124,288
 Omega Healthcare Investors, Inc. .......................    6,000       157,500
                                                                    ------------
                                                                         309,593
                                                                    ------------
Hotels & Lodging -- 6.2%
 Crestline Capital Corp.*................................    1,300        21,044
 Host Marriott Corp......................................   13,000       162,500
 Jameson Inns, Inc.......................................    6,000        54,937
 Patriot American Hospitality, Inc.*.....................    4,000        20,750
 Patriot American Hospitality, Inc., Preferred Stock B...       70         1,680

                                                         Number of
                                                          Shares      Value
                                                         ---------    -----

REAL ESTATE INVESTMENT TRUSTS -- Continued
Hotels & Lodging -- Continued
 RFS Hotel Investors, Inc. .............................    8,000  $    109,500
 Starwood Hotels & Resorts..............................    3,600       117,900
                                                                   ------------
                                                                        488,311
                                                                   ------------
Investment Company -- 1.1%
 Wellsford Real Properties*.............................    8,500        88,719
                                                                   ------------
Office Properties -- 26.5%
 Arden Realty Group, Inc................................    5,500       140,594
 Boston Properties, Inc.................................    2,800       100,625
 Carramerica Realty Corp................................    5,400       134,662
 Cornerstone Properties, Inc............................    8,000       132,500
 Corporate Office Properties Trust......................    1,000         8,000
 Cousins Properties, Inc................................    5,400       187,312
 Crescent Real Estate Equities, Inc. ...................    8,500       196,031
 Equity Office Properties Trust.........................    9,200       259,900
 Highwood Properties, Inc...............................    6,000       157,875
 Mack Cali Realty Corp..................................    4,800       155,400
 Prentiss Properties Trust..............................   12,000       283,500
 Reckson Association Realty Corp. ......................    9,800       253,575
 Reckson Services Realty Corporation*...................    4,704        65,856
                                                                   ------------
                                                                      2,075,830
                                                                   ------------
Retail -- 12.1%
 Burnham Pacific Property, Inc. ........................    3,400        37,613
 CBL & Associates Properties, Inc. .....................    3,900       100,669
 Federal Realty Investment Trust........................    3,800        87,875
 IRT Property Company...................................    7,800        75,563
 Prime Retail...........................................    5,000        44,688
 Rouse Co. .............................................    7,300       187,975
 Simon Property Group, Inc..............................    4,000       117,000
 Taubman Centers, Inc...................................    7,800       106,763
 Urban Shopping Centers, Inc............................    3,100       102,300
 Western Investment Real Estate Trust...................    7,500        90,000
                                                                   ------------
                                                                        950,446
                                                                   ------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                          DIVERSIFIED REAL ESTATE FUND
                      Statement of Net Assets -- Concluded
                                  May 31, 1999

                                                         Number of
                                                          Shares      Value
                                                         --------- ------------

REAL ESTATE INVESTMENT TRUSTS -- Continued
Storage -- 3.8%
 Public Storage, Inc....................................    5,600  $    163,450
 Sovran Self Storage, Inc...............................    3,400        84,788
 Storage USA, Inc. .....................................    1,400        46,725
                                                                   ------------
                                                                        294,963
                                                                   ------------
Warehouse/Industrial -- 7.5%
 Centerpoint Properties Trust...........................    5,000       179,375
 First Industrial Realty Trust, Inc. ...................    5,100       138,019
 Prologis Trust.........................................    8,620       176,171
 Weeks Corp.............................................    3,100        96,875
                                                                   ------------
                                                                        590,440
                                                                   ------------
 TOTAL REAL ESTATE INVESTMENT TRUSTS
 (Cost $7,767,152)................................................    7,582,150
                                                                   ------------
INVESTMENT COMPANIES -- 2.1%
Goldman Sachs Financial Square Prime Obligations Fund...   24,152        24,152
Provident Institutional Funds--TempFund.................  140,701       140,701
                                                                   ------------
 TOTAL INVESTMENT COMPANIES
 (Cost $164,853)..................................................      164,853
                                                                   ------------

                                                        Par
                                                       (000)     Value
                                                      ------- ------------

U.S. TREASURY OBLIGATIONS -- 1.3%
U.S. Treasury Bills
 4.39%, 06/17/99..................................... $   100 $     99,805
                                                              ------------
 TOTAL TREASURY OBLIGATIONS
 (Cost $99,805)..............................................       99,805
                                                              ------------
TOTAL INVESTMENTS IN SECURITIES -- 100.2%
 (Cost $8,031,810**).........................................    7,846,808
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2)%..............      (17,672)
                                                              ------------
NET ASSETS -- 100.0%
 (equivalent to $9.37 per share based on 835,621 shares
 outstanding)................................................ $  7,829,136
                                                              ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 ($7,829,136 / 835,621)......................................        $9.37
                                                                     =====

--------
* Non-income producing securities.
** Aggregate cost for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

   Excess of value over tax cost.................................$ 304,501
   Excess of tax cost over value................................ $(489,503)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                           LIMITED MATURITY BOND FUND
                            Statement of Net Assets
                                  May 31, 1999

                                                              Par
                                                             (000)     Value
                                                             -----     -----

AGENCY OBLIGATIONS -- 19.7%
Federal Farm Credit Bank -- 1.2%
Debentures
 5.125%, 04/02/01.........................................  $ 2,000 $  1,982,100
                                                                    ------------
Federal Home Loan Mortgage Corp. -- 8.2%
Debentures
 5.00%, 01/15/04..........................................    1,000      958,520
 7.01%, 07/11/07..........................................    1,000    1,021,660
Mortgage Backed Securities
 6.00%, 04/01/14..........................................   11,900   11,628,442
                                                                    ------------
                                                                      13,608,622
                                                                    ------------
Federal National Mortgage Association -- 6.9%
Mortgage Backed Securities
 6.50%, 04/01/14 (Pool #323654)...........................    9,600    9,560,928
 6.00%, 04/01/14 (Pool #484807)...........................    1,992    1,944,145
                                                                    ------------
                                                                      11,505,073
                                                                    ------------
Government National Mortgage Association -- 3.4%
Mortgage Backed Securities
 6.00%, 06/15/13 (Pool #456934)...........................    2,376    2,321,937
 6.00%, 07/15/13 (Pool #433894)...........................    3,407    3,328,901
                                                                    ------------
                                                                       5,650,838
                                                                    ------------
 TOTAL AGENCY OBLIGATIONS
 (Cost $33,280,183).......................................            32,746,633
                                                                    ------------
CORPORATE BONDS -- 25.9%
Beverages -- 2.9%
Coca-Cola Enterprises Putable Asset Trust
 6.00%, 03/15/01..........................................    1,000      997,500
Coca-Cola Co., Inc.
 5.75%, 11/01/08..........................................    1,000      936,250
Pepsico, Inc. Medium Term Note
 5.75%, 01/02/03..........................................    3,000    2,955,000
                                                                    ------------
                                                                       4,888,750
                                                                    ------------
Chemicals -- 1.2%
E.I. duPont deNemours & Co. Medium Term Note
 6.00%, 03/06/03..........................................    2,000    1,975,000
                                                                    ------------
Finance -- 7.0%
Associates Corp. North America
 6.50%, 07/15/02..........................................    2,000    2,012,500

                                                             Par
                                                            (000)     Value
                                                            -----     -----

CORPORATE BONDS -- Continued
Finance -- Continued
Ford Motor Credit Corp.
 6.00%, 01/14/03.......................................... $ 2,800 $  2,768,500
IBM Credit
 5.76%, 05/15/01..........................................   2,000    1,997,500
Norwest Financial, Inc.
 6.00%, 08/01/99..........................................   1,000    1,001,220
 6.375%, 11/15/03.........................................   1,000    1,001,250
SunTrust Banks, Inc.
 6.25%, 06/01/08..........................................   2,000    1,950,000
Toyota Motor Credit
 5.625%, 11/13/03.........................................   1,000      972,500
                                                                   ------------
                                                                     11,703,470
                                                                   ------------
Foods -- 0.6%
Campbell Soup
 6.15%, 12/01/02..........................................   1,000    1,003,750
                                                                   ------------
Manufacturing -- 0.8%
Minnesota Mining and Manufacturing
 5.62%, 07/15/09..........................................   1,450    1,382,988
                                                                   ------------
Printing & Publishing -- 1.2%
Dow Jones & Co., Inc.
 5.75%, 12/01/00..........................................   2,000    1,995,000
                                                                   ------------
Railroads -- 1.3%
Union Pacific Corp.
 6.125%, 01/15/04.........................................   2,150    2,096,250
                                                                   ------------
Retail Merchandising -- 1.6%
Sears Roebuck Acceptance Corp.
 6.34%, 10/12/00..........................................   2,600    2,617,160
                                                                   ------------
Telecommunications -- 2.2%
Motorola, Inc.
 5.80%, 10/15/08..........................................   1,675    1,582,875
MCI WorldCom, Inc.
 6.125%, 08/15/01.........................................   2,000    1,997,500
                                                                   ------------
                                                                      3,580,375
                                                                   ------------
Utilities--Gas -- 5.2%
Baltimore Gas & Electric Co.
 6.50%, 02/15/03..........................................   3,000    3,011,250
Consolidated Natural Gas Co.
 5.75%, 08/01/03..........................................     475      464,906

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                           LIMITED MATURITY BOND FUND
                      Statement of Net Assets -- Continued
                                  May 31, 1999

                                                            Par
                                                           (000)     Value
                                                           -----     -----

CORPORATE BONDS -- Continued
Utilities--Gas -- Continued
Enron Corp.
 6.625%, 11/15/05.......................................  $ 2,750  $ 2,698,438
Northern Illinois Gas Co.
 6.45%, 08/01/01........................................    2,500    2,518,750
                                                                  ------------
                                                                     8,693,344
                                                                  ------------
Utilities--Telephone -- 1.9%
Ameritech Capital Funding
 6.125%, 10/15/01.......................................    1,200    1,203,000
AT&T Corp.
 5.625%, 03/15/04.......................................    2,000    1,950,000
                                                                  ------------
                                                                     3,153,000
                                                                  ------------
 TOTAL CORPORATE BONDS
 (Cost $43,674,257).....................................            43,089,087
                                                                  ------------
FOREIGN BONDS -- 0.6%
Governments -- 0.6%
Ontario Province Global Notes
 5.50%, 10/01/08........................................    1,000      932,500
                                                                  ------------
 TOTAL FOREIGN BONDS
 (Cost $994,381)........................................               932,500
                                                                  ------------
ASSET-BACKED SECURITIES -- 8.0%
Auto Loan -- 2.0%
Banc One Auto Grantor Trust
 6.27%, 11/20/03........................................    1,321    1,332,859
Ford Credit Auto Owner Trust
 6.75%, 09/15/00........................................    1,106    1,113,454
Premier Auto Trust
 6.575%, 10/06/00.......................................      959      963,596
                                                                  ------------
                                                                     3,409,909
                                                                  ------------
Credit Card -- 2.6%
Citibank Credit Card Master Trust
 6.839%, 02/10/04.......................................    4,250    4,273,163
                                                                  ------------
Recreational Vehicles -- 1.8%
Cit RV Trust
 5.99%, 05/15/09........................................    3,000    3,009,375
                                                                  ------------

                                                              Par
                                                             (000)     Value
                                                             -----     -----

ASSET-BACKED SECURITIES -- Continued
Stranded Cost -- 1.6%
California Infrastructure
 6.17%, 03/25/03..........................................  $ 1,000 $  1,004,500
Comed Transitional Funding Trust
 5.34%, 03/25/04..........................................    1,700    1,664,793
                                                                    ------------
                                                                       2,669,293
                                                                    ------------
 TOTAL ASSET-BACKED SECURITIES
 (Cost $13,361,960).......................................            13,361,740
                                                                    ------------
U.S. TREASURY OBLIGATIONS -- 29.8%
U.S. Treasury Bills
 4.465%, 08/12/99.........................................    5,000    4,955,200
U.S. Treasury Notes
 6.875%, 07/31/99.........................................    1,000    1,003,430
 7.50%, 10/31/99..........................................   13,000   13,138,320
 5.875%, 11/15/99.........................................    4,000    4,018,120
 5.375%, 01/31/00.........................................    5,000    5,014,650
 7.125%, 02/29/00.........................................    5,500    5,586,075
 6.375%, 05/15/00.........................................    2,000    2,021,880
 6.25%, 05/31/00..........................................    3,500    3,535,910
 6.00%, 08/15/00..........................................    2,035    2,052,908
 5.00%, 02/28/01..........................................    1,000      993,980
 6.50%, 05/31/01..........................................    4,040    4,123,062
 6.125%, 12/31/01.........................................    3,000    3,042,900
                                                                    ------------
 TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $49,038,797).......................................            49,486,435
                                                                    ------------
REPURCHASE AGREEMENTS -- 9.4%
Banc of America Securities LLC
(Agreement dated 5/28/99 to be repurchased at $5,630,982
 collateralized by $5,470,000 (Value $5,753,681) U.S. Treasury
 Notes, 7.75%, due 11/30/99)
 4.77%, 06/01/99..........................................    5,628    5,628,000
Merrill Lynch & Co., Inc.
(Agreement dated 5/28/98 to be repurchased at $5,002,638
 collateralized by $4,925,000 (Value $5,105,614) U.S. Treasury
 Notes, 6.25%, due 2/15/03)
 4.75%, 06/01/99..........................................    5,000    5,000,000

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                           LIMITED MATURITY BOND FUND
                      Statement of Net Assets -- Concluded
                                  May 31, 1999

                                                             Par
                                                            (000)      Value
                                                            -----      -----

REPURCHASE AGREEMENTS -- Continued
Morgan Stanley & Co., Inc.
(Agreement dated 5/28/99 to be repurchased at $5,002,650
 collateralized by $4,960,000 (Value $5,095,355) U.S. Treasury
 Notes, 8.25%, due 5/15/05)
 4.77%, 06/01/99........................................  $   5,000 $  5,000,000
                                                                    ------------
 TOTAL REPURCHASE AGREEMENTS
 (Cost $15,628,000).....................................              15,628,000
                                                                    ------------
                                                          Number of
                                                           Shares
                                                          ---------
INVESTMENT COMPANIES -- 6.0%
Goldman Sachs Financial Square Prime Obligations Fund...  5,000,000    5,000,000
Provident Institutional Funds--TempFund.................  5,000,000    5,000,000
                                                                    ------------
 TOTAL INVESTMENT COMPANIES
 (Cost $10,000,000).....................................              10,000,000
                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES -- 99.4%
 (Cost $165,977,578*)...................................             165,244,395
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.6%......................    1,012,866
                                                                    ------------
NET ASSETS -- 100.0%
 (equivalent to $10.32 per share based on 16,111,070
  shares outstanding)...................................            $166,257,261
                                                                    ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 ($166,257,261 / 16,111,070)............................                  $10.32
                                                                          ======

--------
* Aggregate cost for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

   Excess of value over tax cost.................................. $   564,332
   Excess of tax cost over value.................................. $(1,297,515)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                             TOTAL RETURN BOND FUND
                            Statement of Net Assets
                                  May 31, 1999

                                                        Par
                                                       (000)     Value
                                                       -----     -----

AGENCY OBLIGATIONS -- 49.8%
Federal Home Loan Bank -- 1.4%
Notes
 6.185%, 06/07/00.................................... $ 1,500 $  1,511,910
                                                              ------------
Federal Home Loan Mortgage Corp. -- 16.3%
Collateralized Mortgage Obligation
 6.25%, 12/15/16 (Pool #2018PAG).....................     250      250,765
 6.175%, 08/15/18 (Pool #2035).......................     500      501,320
 6.80%, 10/15/26.....................................   2,167    2,166,953
Debentures
 7.30%, 08/24/06.....................................   1,000    1,028,000
Mortgage Backed Securities
 6.00%, 02/01/14 (Pool #E74547)......................     975      953,139
 6.50%, 09/01/24 (Pool #G00320)......................   2,240    2,193,253
 7.50%, 07/01/26 (Pool #D72963)......................     191      195,138
 6.50%, 10/01/27 (Pool #C00561)......................      31       29,893
 7.50%, 10/01/27 (Pool #D82914)......................     222      226,717
 6.50%, 10/01/27 (Pool #D83095)......................      33       32,783
 6.50%, 10/01/27 (Pool #D83337)......................     874      855,333
 7.00%, 11/01/27 (Pool #D83947)......................   1,752    1,756,510
 6.00%, 05/01/28 (Pool #786307)......................     804      807,810
 6.50%, 03/01/29 (Pool #C00731)......................   4,027    3,942,983
 5.728%, 04/01/29 (ARM)..............................   2,500    2,487,500
                                                              ------------
                                                                17,428,097
                                                              ------------
Federal National Mortgage Association -- 16.4%
Collateralized Mortgage Obligations
 5.70%, 06/25/17 (Pool #X-225C)......................     679      677,938
 6.00%, 11/18/17 (Pool #1998-26).....................   1,250    1,242,313
 6.75%, 03/25/19.....................................   1,073    1,079,383
Debentures
 5.125%, 02/13/04....................................   1,000      962,940
Medium Term Notes
 6.50%, 12/27/01.....................................     250      251,473
 7.14%, 03/12/07.....................................     245      250,892
 7.00%, 08/27/12.....................................   1,000    1,019,360
Mortgage Backed Securities
 7.00%, 04/01/04 (Pool #377898)......................     147      149,460
 7.50%, 10/01/07 (Pool #177233)......................     131      134,565
 6.00%, 01/01/09 (Pool #265989)......................   1,248    1,217,921
 7.00%, 04/01/11 (Pool #338884)......................     400      406,051
 7.50%, 08/01/26 (Pool #349416)......................     158      161,559
 8.00%, 09/01/26 (Pool #250675)......................     314      325,891

                                                             Par
                                                            (000)     Value
                                                            -----     -----

AGENCY OBLIGATIONS -- Continued
Federal National Mortgage Association -- Continued
 7.00%, 04/01/27 (Pool #313458)........................... $   507 $    507,835
 8.00%, 08/01/27 (Pool #392496)...........................     488      506,915
 8.00%, 09/01/27 (Pool #398392)...........................      46       47,737
 8.00%, 10/01/27 (Pool # 331320)..........................     103      106,573
 7.50%, 10/01/27 (Pool #395593)...........................     614      626,890
 8.00%, 10/01/27 (Pool #395770)...........................      15       15,634
 7.50%, 10/01/27 (Pool #396031)...........................     764      780,610
 7.00%, 10/01/27 (Pool #398928)...........................     276      276,075
 6.50%, 10/01/27 (Pool #399065)...........................     409      399,819
 8.00%, 10/01/27 (Pool #399081)...........................     520      539,926
 8.00%, 10/01/27 (Pool #402178)...........................     199      206,999
 7.00%, 11/01/27 (Pool #251286)...........................     758      759,408
 6.50%, 11/01/27 (Pool #402786)...........................     160      156,376
 6.50%, 12/01/27 (Pool #354802)...........................     629      615,234
 6.50%, 01/01/28 (Pool #406700)...........................   1,679    1,642,414
 7.00%, 03/01/29 (Pool #491183)...........................   2,456    2,458,652
                                                                   ------------
                                                                     17,526,843
                                                                   ------------
Government National Mortgage Association -- 14.8%
Mortgage Backed Securities
 9.00%, 05/15/16 (Pool #163606)...........................      12       12,371
 9.00%, 11/15/16 (Pool #181127)...........................     151      161,327
 9.00%, 11/15/16 (Pool #183984)...........................       5        4,827
 9.00%, 01/15/17 (Pool #175218)...........................       4        4,303
 8.00%, 05/15/17 (Pool #180719)...........................      45       46,511
 8.00%, 05/15/17 (Pool #217626)...........................      89       92,187
 9.00%, 09/15/17 (Pool #222594)...........................      39       41,646
 9.00%, 04/15/18 (Pool #236277)...........................      11       11,452
 10.00%, 09/15/18 (Pool #255652)..........................      17       19,046
 10.00%, 05/15/19 (Pool #274305)..........................      37       40,460
 9.00%, 11/15/19 (Pool #247019)...........................      74       79,132
 9.00%, 06/15/21 (Pool #305720)...........................      86       91,432
 9.00%, 06/15/21 (Pool #309078)...........................     129      137,122
 9.00%, 07/15/21 (Pool #309027)...........................      53       56,385
 9.00%, 07/15/21 (Pool #309084)...........................      68       72,285
 9.00%, 08/15/21 (Pool #296154)...........................     104      111,471
 9.00%, 08/15/21 (Pool #306259)...........................      97      103,117
 9.00%, 09/15/21 (Pool #272061)...........................      44       47,047
 9.00%, 09/15/21 (Pool #305911)...........................      74       78,544
 9.00%, 09/15/21 (Pool #308283)...........................     139      148,213
 9.00%, 09/15/21 (Pool #308920)...........................     100      106,710
 9.00%, 09/15/21 (Pool #313023)...........................      26       27,723

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                             TOTAL RETURN BOND FUND
                      Statement of Net Assets -- Continued
                                  May 31, 1999

                                                              Par
                                                             (000)     Value
                                                             -----     -----

AGENCY OBLIGATIONS -- Continued
Government National Mortgage Association -- Continued
 9.00%, 09/15/21 (Pool #314939)...........................  $    18 $     19,300
 8.00%, 02/15/23 (Pool #332531)...........................    1,191    1,238,502
 7.00%, 05/20/24 (Pool #1716).............................      164      163,157
 7.00%, 10/15/25 (Pool #409958)...........................      374      374,144
 7.00%, 01/15/26 (Pool #382719)...........................      323      323,525
 7.00%, 01/15/26 (Pool #422404)...........................      295      295,086
 6.50%, 02/15/26 (Pool #405214)...........................      138      134,932
 7.00%, 02/15/26 (Pool #421686)...........................      861      862,534
 6.50%, 02/15/26 (Pool #425085)...........................      104      101,521
 6.50%, 03/15/26 (Pool #395468)...........................      196      191,357
 7.00%, 01/15/27 (Pool #436748)...........................      394      394,424
 7.00%, 02/15/27 (Pool #428935)...........................      354      354,142
 7.00%, 08/15/27 (Pool #443508)...........................      242      242,007
 8.50%, 08/15/27 (Pool #453213)...........................      357      376,910
 6.50%, 08/20/27 (Pool #80104)............................    1,260    1,280,160
 8.00%, 09/15/27 (Pool #453740)...........................      224      233,176
 7.00%, 09/15/27 (Pool #453980)...........................      302      302,178
 7.00%, 09/15/27 (Pool #454825)...........................       34       34,325
 7.00%, 10/15/27 (Pool #445227)...........................      333      333,284
 7.00%, 10/15/27 (Pool #453576)...........................       95       95,254
 7.00%, 10/15/27 (Pool #455319)...........................      278      278,237
 7.00%, 11/15/27 (Pool #452737)...........................      421      421,731
 7.00%, 12/15/27 (Pool #443780)...........................      374      374,942
 7.00%, 04/15/28 (Pool #471672)...........................       54       53,742
 6.50%, 07/15/28 (Pool #468090)...........................      980      957,003
 6.50%, 12/15/28 (Pool #471541)...........................    1,478    1,443,007
 6.50%, 01/15/29 (Pool #490890)...........................    1,006      982,754
 7.00%, 03/15/29 (Pool #470151)...........................    2,483    2,486,780
                                                                    ------------
                                                                      15,841,425
                                                                    ------------
Tennessee Valley Authority -- 0.9%
Debentures
 6.00%, 11/01/00..........................................    1,000    1,002,500
                                                                    ------------
 TOTAL AGENCY OBLIGATIONS
 (Cost $53,344,773).......................................            53,310,775
                                                                    ------------

                                                            Par
                                                           (000)     Value
                                                           -----     -----

CORPORATE BONDS -- 17.3%
Banking and Financial Services -- 7.7%
American Express Credit Corp.
 6.25%, 08/10/05........................................  $ 1,000 $  1,000,330
Associates Corp. of North America
 6.25%, 11/01/08........................................    1,000      970,000
CIT Group, Inc.
 5.625%, 10/15/03.......................................    1,000      967,500
General Motors Acceptance Corp.
 6.375%, 12/01/01.......................................    2,000    2,012,500
General Motors Acceptance Corp.
 7.125%, 05/01/01.......................................      400      408,500
Merrill Lynch, Inc.
 6.00%, 02/12/03........................................    1,000      987,500
SunTrust Banks, Inc.
 6.25%, 06/01/08........................................    2,000    1,950,000
                                                                  ------------
                                                                     8,296,330
                                                                  ------------
Beverages -- 1.4%
Anheuser Busch Co., Inc.
 6.75%, 06/01/05........................................      500      505,000
Coca Cola Co., Inc.
 5.75%, 11/01/08........................................    1,000      936,250
                                                                  ------------
                                                                     1,441,250
                                                                  ------------
Defense -- 2.3%
United Tech Corp.
 6.50%, 06/01/09........................................    2,500    2,478,125
                                                                  ------------
Electrical and Electronic -- 4.0%
IBM Corp.
 6.50%, 01/15/28........................................    2,500    2,362,500
Motorola, Inc.
 5.80%, 10/15/08........................................    1,000      945,000
 6.50%, 11/15/28........................................    1,050      968,625
                                                                  ------------
                                                                     4,276,125
                                                                  ------------
Petroleum -- 0.1%
Mobil Oil Corp.
 9.17%, 02/29/00........................................      149      153,206
                                                                  ------------
Telecommunications -- 1.8%
AT&T
 6.00%, 03/15/09........................................    2,000    1,910,000
                                                                  ------------
 TOTAL CORPORATE BONDS
 (Cost $19,160,197).....................................            18,555,036
                                                                  ------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                             TOTAL RETURN BOND FUND
                      Statement of Net Assets -- Concluded
                                  May 31, 1999

                                                             Par
                                                            (000)      Value
                                                            -----      -----

FOREIGN BONDS -- 4.0%
Government -- 3.1%
Republic of Korea
 8.875%, 04/15/08.......................................  $   1,000 $  1,050,000
Manitoba Province Canada
 6.125%, 01/19/04.......................................      1,000      997,500
Mexico
 6.25%, 12/31/19........................................      1,750    1,295,000
                                                                    ------------
                                                                       3,342,500
                                                                    ------------
Utilities -- 0.9%
Korea Electric Power
 6.375%, 12/01/03.......................................      1,000      940,000
                                                                    ------------
 TOTAL FOREIGN BONDS
 (Cost $4,138,726)......................................               4,282,500
                                                                    ------------
ASSET-BACKED SECURITIES -- 9.3%
Auto Loan -- 3.9%
BancOne Auto Grantor Trust
 6.27%, 11/20/03........................................        970      978,699
Barnett Auto Trust
 6.03%, 11/15/01........................................      1,962    1,997,423
Premier Auto Trust
 6.35%, 04/06/02........................................      1,170    1,176,072
                                                                    ------------
                                                                       4,152,194
                                                                    ------------
Credit Card -- 4.5%
Chase Credit Card Master Trust
 6.30%, 04/15/03........................................      1,000    1,009,460
Citibank Credit Card Master Trust
 6.839%, 02/10/04.......................................      3,750    3,770,438
                                                                    ------------
                                                                       4,779,898
                                                                    ------------
Electric Utility -- 0.9%
Comed Transitional Fdg Trust
 5.34%, 03/25/04........................................      1,000      979,290
                                                                    ------------
 TOTAL ASSET-BACKED SECURITIES
 (Cost $9,896,350)......................................               9,911,382
                                                                    ------------
U.S. TREASURY OBLIGATIONS -- 7.7%
U.S. Treasury Notes
 6.125%, 11/15/27.......................................      2,000    2,022,880
U.S. Treasury Bonds
 8.00%, 11/15/21........................................      1,000    1,226,370
 6.25%, 08/15/23........................................        700      714,000

                                                             Par
                                                            (000)      Value
                                                            -----      -----

U.S. TREASURY OBLIGATIONS -- Continued
 6.875%, 08/15/25.......................................   $  3,100 $  3,424,942
 6.00%, 02/15/26........................................        850      844,305
                                                                    ------------
 TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $7,747,440)......................................               8,232,497
                                                                    ------------
REPURCHASE AGREEMENT -- 5.2%
Morgan Stanley & Co., Inc.
 (Agreement dated 5/28/99 to be repurchased at
  $5,596,965 collateralized by $5,545,000 (Value
  $5,696,320) U.S. Treasury Notes, 8.25%, due 5/15/05)
  4.77%, 06/01/99.......................................      5,594    5,594,000
                                                                    ------------
 TOTAL REPURCHASE AGREEMENT
 (Cost $5,594,000).................................................    5,594,000
                                                                    ------------
                                                          Number of
                                                           Shares
                                                          ---------
INVESTMENT COMPANIES -- 6.3%
Goldman Sachs Financial Square Prime Obligations Fund...  3,830,705    3,830,705
Offitbank High Yield Mutual Fund........................    302,331    2,947,723
                                                                    ------------
 TOTAL INVESTMENT COMPANIES
 (Cost $6,844,755).................................................    6,778,428
                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES -- 99.6%
 (Cost $106,726,241*)..............................................  106,664,618
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4%......................      483,975
                                                                    ------------
NET ASSETS -- 100.0%
 (equivalent to $9.82 per share based on 10,906,968 shares
 outstanding)...................................................... $107,148,593
                                                                    ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 ($107,148,593 / 10,906,968).......................................        $9.82
                                                                           =====

--------
* Aggregate cost for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

   Excess of value over tax cost.................................. $ 1,324,541
   Excess of tax cost over value.................................. $(1,386,164)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         MARYLAND TAX-EXEMPT BOND FUND
                            Statement of Net Assets
                                  May 31, 1999

                                                             Par
                                                            (000)     Value
                                                            -----     -----
MARYLAND -- 97.1%
Allegany County, PCRB, Westvaco Corp. Project
 5.90%, 07/01/04........................................... $  200 $   212,750
Annapolis MD, GO, CPI
 5.00%, 11/01/16...........................................    440     436,700
Anne Arundel County, GO, CGI
 5.30%, 07/15/12...........................................    400     411,000
Baltimore City, GO, CPI, INS: FGIC
 5.00%, 10/15/16...........................................    500     498,125
Baltimore City, RB, Waste Water Project, INS: FGIC
 5.50%, 07/01/26...........................................    300     309,000
Baltimore County, GO,
 Refunding --CPI
 5.20%, 04/01/09...........................................    400     412,500
Calvert County, GO
 5.05%, 01/01/01...........................................  1,000   1,021,250
Carroll County, GO, CPI
 4.80%, 12/01/12...........................................    855     852,862
Cecil County, GO, CPI, INS: FGIC
 6.50%, 12/01/99...........................................    850     863,779
Charles County, GO
 6.25%, 06/01/02...........................................    500     533,125
 4.40%, 06/01/03...........................................    350     356,125
Frederick County, GO
 5.00%, 08/01/09...........................................    500     513,125
 4.20%, 07/01/11...........................................    500     476,875
Harford County, GO, CPI, UT
 5.60%, 09/01/06...........................................    325     345,313
 5.00%, 12/01/14...........................................    250     252,188
Howard County, GO, CPI, Prerefunded 8/15/03 @ 102
 5.25%, 08/15/09...........................................    180     191,700
Howard County, GO, CPI,
 Unrefunded Balance
 5.25%, 08/15/09...........................................    220     229,625
Howard County, GO, Prerefunded 8/15/03 @ 102
 5.25%, 08/15/12...........................................    250     265,938
Maryland National Capital Park & Planning Commission --
  Prince George's County, GO
 6.90%, 07/01/99...........................................    250     250,733

                                                              Par
                                                             (000)     Value
                                                             -----     -----
MARYLAND -- Continued
Maryland National Capital Park & Planning Commission --
  Prince George's County, GO, Prerefunded 7/01/03 @ 102
 5.15%, 07/01/11...........................................  $   10 $    10,588
Maryland National Capital Park & Planning Commission --
  Prince George's County, GO,
 Unrefunded Balance
 5.15%, 07/01/11...........................................     290     296,525
Maryland State Community Development, RB, Administration
 Department of Housing & Community Development
 5.00%, 01/01/05...........................................     860     884,725
 5.125%, 06/01/17..........................................     325     325,813
 5.05%, 05/15/18...........................................     250     247,500
 5.15%, 06/01/22...........................................     390     390,487
Maryland State Department of Transportation, RB
 4.60%, 12/15/02...........................................     500     512,500
Maryland State Health & Higher Educational Facilities
 Authority, RB, Anne Arundel County Medical Center, INS:
 FSA
 5.125%, 07/01/28..........................................   1,015     994,700
Maryland State Health & Higher Educational Facilities
 Authority, RB, Charity Obligation
 5.00%, 11/01/29...........................................     750     724,688
Maryland State Health & Higher Educational Facilities
 Authority, RB, College of Notre Dame, INS: MBIA
 4.45%, 10/01/12...........................................     290     278,400
Maryland State Health & Higher Educational Facilities
 Authority, RB, Francis Scott Key Medical Center, INS: FGIC
 5.00%, 07/01/23...........................................     400     386,500
Maryland State Health & Higher Educational Facilities
 Authority, RB, Howard County General Hospital, ETM
 5.50%, 07/01/21...........................................     335     345,468

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         MARYLAND TAX-EXEMPT BOND FUND
                      Statement of Net Assets -- Continued
                                  May 31, 1999

                                                              Par
                                                             (000)     Value
                                                             -----     -----
MARYLAND -- Continued
Maryland State Health & Higher Educational Facilities
 Authority, RB, Johns Hopkins Hospital
 5.00%, 07/01/23...........................................  $  300 $   290,250
Maryland State Health & Higher Educational Facilities
 Authority, RB, Johns Hopkins University
 5.25%, 07/01/17...........................................     500     507,500
Maryland State Health & Higher Educational Facilities
 Authority, RB, Loyola College, INS: MBIA
 5.375%, 10/01/26..........................................     550     557,562
Maryland State Health & Higher Educational Facilities
 Authority, RB, University of Maryland Medical System, INS:
 FGIC
 5.40%, 07/01/07...........................................     300     316,500
Maryland State Stadium Authority Sports Facilities, RB
 5.30%, 03/01/01...........................................   1,260   1,293,075
Maryland State Stadium Authority Lease Revenue, RB, Ocean
 City Convention Center
 5.375%, 12/15/15..........................................     400     407,500
Maryland State Transportation Authority, RB
 5.50%, 07/01/03...........................................   1,000   1,056,250
 5.75%, 07/01/15...........................................     150     153,188
Maryland Water Quality Financing Administration, RB,
 Revolving Loan Fund
 5.50%, 09/01/11...........................................     200     208,000
 5.40%, 09/01/12...........................................     300     306,750
Montgomery County, GO, CPI
 4.875%, 05/01/09..........................................     350     361,375
 4.90%, 10/01/10...........................................     500     508,125
Montgomery County Revenue Authority, RB,
 Olney Indoor Swim Project
 5.25%, 10/01/12...........................................     250     255,937

                                                               Par
                                                              (000)     Value
                                                              -----     -----
MARYLAND -- Continued
Montgomery County, RB, Housing Opportunity Community Housing
 Multi-Family, Avalon Knoll
 5.70%, 07/01/10............................................  $  150 $   158,438
Prince George's County, GO, CPI,
 INS: AMBAC
 5.25%, 03/15/03............................................     500     523,750
Prince George's County, GO,
 INS: MBIA
 5.25%, 03/15/15............................................     400     409,500
Saint Mary's County, GO, CPI,
 INS: AMBAC
 4.10%, 07/01/00............................................     700     706,013
Saint Mary's County, GO, Construction, INS: MBIA
 4.60%, 09/01/04............................................     500     513,125
University of Maryland System Auxiliary Facilities &
 Tuition, RB
 5.00%, 04/01/05............................................     250     260,625
 5.125%, 04/01/13...........................................     400     409,500
 5.00%, 04/01/15............................................     500     501,250
Washington County, GO, Refunding -- CPI UT, INS: FGIC
 5.25%, 01/01/06............................................     200     210,000
Washington Suburban Sanitary District, GO, General
 Construction
 5.10%, 06/01/16............................................     300     301,500
Washington Suburban Sanitary District, GO, Water Supply
 5.25%, 06/01/16............................................     250     258,437
Wicomico County, GO, CPI, INS: FGIC
 4.05%, 02/01/07............................................     250     245,312
 5.00%, 02/01/15............................................     755     756,887
Worcester County, GO, CPI
 5.00%, 08/01/99............................................     500     501,495
                                                                     -----------
 TOTAL MUNICIPAL BONDS
 (Cost $25,570,461).........................................          25,808,451
                                                                     -----------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         MARYLAND TAX-EXEMPT BOND FUND
                      Statement of Net Assets -- Concluded
                                  May 31, 1999

                                                            Number
                                                           of Shares    Value
                                                           ---------    -----
INVESTMENT COMPANIES -- 1.5%
Goldman Sachs Financial Square Tax-Free Money Market
 Fund....................................................   219,175  $   219,175
Provident Institutional Funds --MuniFund.................   171,971      171,971
                                                                     -----------
 TOTAL INVESTMENT COMPANIES
 (Cost $391,146).........................................                391,146
                                                                     -----------
TOTAL INVESTMENTS IN SECURITIES -- 98.6%
 (Cost $25,961,607*)................................................  26,199,597
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.4%.......................     365,730
                                                                     -----------
NET ASSETS -- 100.0%
 (equivalent to $10.78 per share based on 2,463,434 shares
 outstanding)....................................................... $26,565,327
                                                                     ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 ($26,565,327 / 2,463,434)..........................................      $10.78
                                                                          ======

--------
*Aggregate cost for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

   Excess of value over tax cost.................................... $ 354,623
   Excess of tax cost over value.................................... $(116,633)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                       INTERMEDIATE TAX-EXEMPT BOND FUND
                            Statement of Net Assets
                                  May 31, 1999

                                                             Par
                                                            (000)     Value
                                                            -----     -----
Connecticut -- 1.1%
Connecticut State, GO
 5.50%, 10/01/00........................................... $1,000 $ 1,026,250
                                                                   -----------
Delaware -- 3.6%
Delaware State, GO
 4.25%, 03/01/02...........................................  3,250   3,286,563
                                                                   -----------
District of Columbia -- 3.5%
District of Columbia, RB, Howard University, INS: MBIA
 5.25%, 10/01/02...........................................  3,040   3,165,400
                                                                   -----------
Florida -- 13.5%
Broward County Water & Sewer, RB
 4.30%, 10/01/00...........................................  2,500   2,528,125
Florida Board of Education, GO
 6.00%, 01/01/06...........................................  2,665   2,924,838
Florida Gas Utility, RB, INS: FSA
 4.00%, 12/01/04...........................................  1,790   1,785,525
Florida State Division Board of Finance, RB, INS: FSA
 5.25%, 07/01/05...........................................  3,000   3,172,500
Jacksonville Electric Authority, RB, St Johns River
 6.40%, 10/01/00...........................................  1,750   1,815,625
                                                                   -----------
                                                                    12,226,613
                                                                   -----------
Georgia -- 6.2%
Fulton County, GO
 4.70%, 01/01/02...........................................  1,300   1,327,625
Private Colleges & Universities Authority, RB, Emory
 University
 5.375%, 11/01/05..........................................  4,000   4,280,000
                                                                   -----------
                                                                     5,607,625
                                                                   -----------
Illinois -- 4.2%
Elgin County, GO
 5.50%, 01/01/01...........................................  1,200   1,233,000
Metropolitan Pier & Exposition Authority, RB, INS: AMBAC
 6.40%, 06/01/03...........................................  2,395   2,604,563
                                                                   -----------
                                                                     3,837,563
                                                                   -----------

                                                              Par
                                                             (000)     Value
                                                             -----     -----
Kentucky -- 5.1%
Kentucky State Turnpike Authority, RB, Economic Development
 Road Revenue, INS: AMBAC
 5.00%, 07/01/02...........................................  $2,000 $ 2,062,500
Kentucky Property and Building, RB, INS: AMBAC
 4.90%, 09/01/06...........................................   2,500   2,587,500
                                                                    -----------
                                                                      4,650,000
                                                                    -----------
Louisiana -- 2.3%
Louisiana State, GO, INS: FGIC
 5.50%, 04/15/02...........................................   2,000   2,090,000
                                                                    -----------
Maryland -- 1.5%
Howard County, GO, CPI, Prerefunded 02/15/01 @ 100
 5.75%, 02/15/02...........................................   1,000   1,033,750
St Mary's County, GO, Public Facilities and Hospital, INS:
 AMBAC
 4.10%, 07/01/00...........................................     300     302,577
                                                                    -----------
                                                                      1,336,327
                                                                    -----------
Massachusetts -- 3.0%
Massachusetts State, GO, Construction Loan, INS: MBIA
 5.00%, 01/01/01...........................................   1,420   1,448,400
Massachusetts State, GO, Construction Loan, INS: FGIC
 5.00%, 06/01/01...........................................   1,260   1,291,500
                                                                    -----------
                                                                      2,739,900
                                                                    -----------
Michigan -- 9.1%
Detroit Michigan Sewer, RB, INS: MBIA
 5.25%, 07/01/08...........................................   1,245   1,304,137
Michigan Municipal Bond Authority, RB, Pooled Project
 5.75%, 10/01/05...........................................   2,120   2,286,950
Michigan State Environmental Protection Program, GO,
 Prerefunded 11/01/02 @ 102
 6.25%, 11/01/06...........................................   2,000   2,182,500
Michigan State Unversity, RB
 5.00%, 08/15/07...........................................   2,380   2,481,150
                                                                    -----------
                                                                      8,254,737
                                                                    -----------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                       INTERMEDIATE TAX-EXEMPT BOND FUND
                      Statement of Net Assets -- Continued
                                  May 31, 1999

                                                              Par
                                                             (000)     Value
                                                             -----     -----
Nebraska -- 3.4%
American Public Energy Agency NE Gas Supply, RB, INS: AMBAC
 5.00%, 06/01/07...........................................  $3,000 $ 3,105,000
                                                                    -----------
New Hampshire -- 3.0%
New Hampshire, GO
 5.00%, 09/01/07...........................................   2,575   2,690,875
                                                                    -----------
New Mexico -- 3.6%
Albuquerque Water & Sewer, RB
 5.50%, 07/01/01...........................................   1,000   1,037,500
Sante Fe, RB, Prerefunded 06/01/04 @ 100, INS: AMBAC
 6.30%, 06/01/24...........................................   2,000   2,197,500
                                                                    -----------
                                                                      3,235,000
                                                                    -----------
North Carolina -- 1.1%
Wake County, GO
 4.80%, 03/01/02...........................................   1,000   1,026,250
                                                                    -----------
Ohio -- 1.1%
Ohio State Public Facilities Commission, RB, Higher
 Educational Capital Facilities
 4.75%, 05/01/01...........................................   1,000   1,018,750
                                                                    -----------
Oklahoma -- 5.8%
Oklahoma State Capital Improvements Authority, RB, INS:
 MBIA
 5.00%, 12/01/04...........................................   2,595   2,727,993
Tulsa Community College Area School District, GO
 4.00%, 04/01/03...........................................   2,575   2,578,219
                                                                    -----------
                                                                      5,306,212
                                                                    -----------
Pennsylvania -- 7.3%
Pennsylvania Intergovernmental Coop Authority, Special Tax,
 INS: FGIC
 5.00%, 06/15/06...........................................   4,000   4,150,000

                                                               Par
                                                              (000)     Value
                                                              -----     -----
Pennsylvania -- Continued
Pennsylvania State, GO
 4.625%, 05/01/00...........................................  $1,000 $ 1,012,670
Pennsylvania State, GO, INS: AMBAC
 5.125%, 03/15/02...........................................   1,440   1,488,600
                                                                     -----------
                                                                       6,651,270
                                                                     -----------
South Carolina -- 4.0%
South Carolina Transportation, RB, INS: MBIA
 5.00%, 10/01/04............................................   3,495   3,647,906
                                                                     -----------
Texas -- 3.4%
Harris County, GO, Permanent Improvement
 5.80%, 10/01/99............................................   1,000   1,008,730
San Antonio Electric & Gas, RB
 5.00%, 02/01/05............................................   2,000   2,082,500
                                                                     -----------
                                                                       3,091,230
                                                                     -----------
Utah -- 2.3%
Alpine School District, GO
 5.40%, 03/15/04............................................   2,000   2,072,500
                                                                     -----------
Virginia -- 1.1%
Virginia State Transportation Board, RB, Route 28 Project
 5.80%, 04/01/01............................................   1,000   1,036,250
                                                                     -----------
Wisconsin -- 7.6%
Appleton Water, RN
 3.95%, 07/01/02............................................   3,000   3,001,080
Fox Valley Technical College, GO
 4.60%, 04/01/07............................................   2,690   2,733,712
Milwaukee Technical College District, GO
 3.25%, 06/01/00............................................   1,150   1,149,920
                                                                     -----------
                                                                       6,884,712
                                                                     -----------
 TOTAL MUNICIPAL BONDS
 (Cost $87,669,113).........................................          87,986,933
                                                                     -----------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                       INTERMEDIATE TAX-EXEMPT BOND FUND
                      Statement of Net Assets -- Concluded
                                  May 31, 1999

                                                            Number
                                                           of Shares    Value
                                                           ---------    -----
INVESTMENT COMPANIES -- 2.3%
Goldman Sachs Financial Square Tax-Free Money Market
 Fund....................................................  1,713,839 $ 1,713,839
Provident Institutional Funds --MuniFund.................    377,056     377,056
                                                                     -----------
 TOTAL INVESTMENT COMPANIES
 (Cost $2,090,895).......................................              2,090,895
                                                                     -----------
TOTAL INVESTMENTS IN SECURITIES -- 99.1%
 (Cost $89,760,008*)................................................  90,077,828
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.9%.......................     817,274
                                                                     -----------
NET ASSETS -- 100.0%
 (equivalent to $10.00 per share based on 9,089,368 shares
 outstanding)....................................................... $90,895,102
                                                                     ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 ($90,895,102 / 9,089,368)..........................................      $10.00
                                                                          ======

--------
* Aggregate cost for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

   Excess of value over tax cost.................................... $ 512,776
   Excess of tax cost over value.................................... $(194,956)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         NATIONAL TAX-EXEMPT BOND FUND
                            Statement of Net Assets
                                  May 31, 1999

                                                             Par
                                                            (000)     Value
                                                            -----     -----
Arizona -- 1.1%
Maricopa County School District, GO, INS: FGIC
 4.00%, 07/01/10..........................................  $2,000 $  1,882,500
                                                                   ------------
Colorado -- 0.9%
Colorado Springs, RB, Utility Revenue, ETM
 5.875%, 11/15/17.........................................   1,500    1,655,625
                                                                   ------------
Connecticut -- 1.2%
Connecticut State, RB, Transportation Infrastructure, INS:
 FGIC
 5.25%, 10/01/14..........................................   2,000    2,052,500
                                                                   ------------
Delaware -- 1.0%
Delaware State Economic Development Authority, RB,
 Osteopathic Hospital Assoc., ETM
 6.75%, 01/01/13..........................................   1,500    1,725,000
                                                                   ------------
Florida -- 9.3%
Brevard County, GO, INS: AMBAC
 5.375%, 09/01/11.........................................   1,180    1,255,225
Florida Board of Education, RB
 6.00%, 01/01/06..........................................   6,000    6,585,000
Florida State Division Board of Finance, RB
 5.25%, 07/01/05..........................................   2,000    2,115,000
Florida State, GO, Jacksonville Transportation,
 Prerefunded 07/01/02 @ 101
 6.40%, 07/01/22..........................................   2,500    2,706,250
Florida State Board of Education, GO, Public Education
 5.50%, 06/01/14..........................................   1,860    1,929,750
Seacoast Florida Authority Water & Sewer, RB, INS: FGIC
 5.50%, 03/01/16..........................................   2,000    2,115,000
                                                                   ------------
                                                                     16,706,225
                                                                   ------------
Kentucky -- 3.6%
Kentucky Property and Building, RB, INS: AMBAC
 4.90%, 09/01/06..........................................   4,000    4,140,000

                                                            Par
                                                           (000)     Value
                                                           -----     -----
Kentucky -- Continued
Lexington-Fayette Urban County, GO, County Detention
 Center Project
 4.75%, 05/01/11.......................................... $2,290 $  2,284,275
                                                                  ------------
                                                                     6,424,275
                                                                  ------------
Maryland -- 9.5%
Anne Arundel County, GO
 5.00%, 09/01/12..........................................  2,000    2,027,500
Baltimore County, GO, CPI
 5.25%, 06/01/11..........................................  1,000    1,041,250
Baltimore County Metro District, GO
 6.80%, 04/01/00..........................................  1,000    1,029,120
Carroll County, GO, CPI
 5.125%, 12/01/13.........................................  1,000    1,018,750
Howard County, GO, CPI, Prerefunded 02/15/03 @ 101
 5.25%, 02/15/06..........................................  1,670    1,753,500
Howard County, GO, Prerefunded 08/15/03 @ 102
 5.25%, 08/15/09..........................................    450      479,250
Howard County, GO, Unrefunded Balance
 5.25%, 08/15/09..........................................    550      574,062
Maryland National Capital Park & Planning Commission --
  Prince George's County, GO, Prerefunded 07/01/05 @ 101
 5.00%, 07/01/08..........................................    190      199,262
Maryland National Capital Park & Planning Commission --
  Prince George's County, GO, Unrefunded Balance
 5.00%, 07/01/08..........................................    810      840,375
Maryland State Community Development, RB, Administration
 Department of Housing & Community Development,
 Multi-Family
 6.70%, 05/15/27..........................................  1,000    1,061,250
Maryland State Community Development, RB, Administration
 Department of Housing & Community Development, Single
 Family
 6.55%, 04/01/17..........................................  1,290    1,357,725

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         NATIONAL TAX-EXEMPT BOND FUND
                      Statement of Net Assets -- Continued
                                  May 31, 1999

                                                            Par
                                                           (000)     Value
                                                           -----     -----
Maryland -- Continued
Maryland State Health & Higher Education Facilities
 Authority, RB, Loyola College, INS: MBIA
 5.375%, 10/01/26......................................... $2,000 $  2,027,500
Montgomery County, GO, CPI
 5.50%, 04/01/16..........................................  1,000    1,038,750
Prince George's County, RB, Parking Authority Revenue
 Justice Center Facility Project
 6.35%, 05/01/04..........................................  1,000    1,068,750
Washington Suburban Sanitation District, GO
 5.25%, 06/01/16..........................................  1,400    1,447,250
                                                                  ------------
                                                                    16,964,294
                                                                  ------------
Massachusetts -- 3.3%
Massachusetts State Special Obligation, RB, Prerefunded
 06/01/02 @ 100, INS: AMBAC
 6.00%, 06/01/13..........................................  3,600    3,811,500
Massachusetts State Water Pollution, RB, Abatement Pooled
 Loan Program
 5.70%, 02/01/11..........................................  2,010    2,150,700
                                                                  ------------
                                                                     5,962,200
                                                                  ------------
Michigan -- 3.8%
Ann Arbor, GO
 4.00%, 09/01/09..........................................  1,335    1,279,930
 4.00%, 09/01/10..........................................  1,340    1,264,625
Michigan State Building Authority, RB, INS: AMBAC
 6.75%, 10/01/07..........................................  1,800    1,953,000
Michigan State Environmental Protection Program, GO,
 Prerefunded 11/01/02 @ 102
 6.25%, 11/01/06..........................................  2,000    2,182,500
                                                                  ------------
                                                                     6,680,055
                                                                  ------------
Minnesota -- 0.6%
Minnesota State, GO, Prerefunded 10/01/04 @ 100
 6.00%, 10/01/14..........................................  1,000    1,090,000
                                                                  ------------

                                                             Par
                                                            (000)     Value
                                                            -----     -----
Nebraska -- 1.2%
American Public Energy NE Gas Supply, RB, INS: AMBAC
 5.00%, 06/01/06..........................................  $2,000 $  2,072,500
                                                                   ------------
Nevada -- 4.9%
Clark County School District, GO, Prerefunded 06/15/06 @
 101, INS: FGIC
 5.60%, 06/15/09..........................................   2,000    2,167,500
Clark County, GO, Las Vegas Convention & Visitors
 Authority, INS: MBIA
 5.50%, 07/01/09..........................................   2,075    2,207,281
Nevada State, GO
 5.50%, 05/15/08..........................................   4,000    4,290,000
                                                                   ------------
                                                                      8,664,781
                                                                   ------------
New Hampshire -- 2.9%
New Hampshire, GO
 5.00%, 09/01/07..........................................   5,000    5,225,000
                                                                   ------------
New Jersey -- 7.9%
New Jersey State, GO
 6.00%, 07/15/05..........................................   4,200    4,604,250
New Jersey State Highway Authority, RB, Garden State
 Parkway General Revenue, ETM
 6.00%, 01/01/19..........................................   4,005    4,480,594
New Jersey Transportation, RB, INS: FSA
 5.50%, 06/15/04..........................................   4,750    5,058,750
                                                                   ------------
                                                                     14,143,594
                                                                   ------------
New York -- 7.3%
New York State Power Authority, RB, General Purpose,
 Prerefunded 01/01/03 @102
 5.25%, 01/01/18..........................................   2,250    2,382,188
New York State Power Authority, RB, Prerefunded 01/01/03
 @102, INS: FGIC
 5.25%, 01/01/18..........................................   1,375    1,455,781
New York State Power Authority Revenue, RB, INS: FGIC, ETM
 5.125%, 01/01/11.........................................   1,000    1,035,000

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         NATIONAL TAX-EXEMPT BOND FUND
                      Statement of Net Assets -- Continued
                                  May 31, 1999

                                                            Par
                                                           (000)     Value
                                                           -----     -----
New York -- Continued
New York City Transitional Finance Authority, RB
 5.125%, 11/01/12......................................... $4,005 $  4,080,094
Triborough Bridge & Tunnel Authority, RB, General Purpose
 6.00%, 01/01/12..........................................  2,000    2,230,000
Westchester County, GO, Partially ETM
 6.70%, 02/01/05..........................................  1,560    1,755,000
                                                                  ------------
                                                                    12,938,063
                                                                  ------------
Ohio -- 3.1%
Cleveland Waterworks Revenue, RB, INS: MBIA
 5.50%, 01/01/21..........................................  3,000    3,165,000
Ohio State, GO
 6.65%, 09/01/09..........................................  2,000    2,322,500
                                                                  ------------
                                                                     5,487,500
                                                                  ------------
Oklahoma -- 1.1%
Oklahoma State Turnpike, RB, ETM
 4.70%, 01/01/06..........................................    870      879,788
Tulsa County Home Finance Single Family, RB, INS: FGIC,
 ETM
 6.70%, 08/01/99..........................................  1,050    1,055,681
                                                                  ------------
                                                                     1,935,469
                                                                  ------------
Oregon -- 2.3%
Clackamas County School District, GO, INS: FGIC
 5.25%, 06/01/12..........................................  3,945    4,073,213
                                                                  ------------
Pennsylvania -- 10.4%
Avonworth School District, GO
 4.25%, 11/15/00..........................................  1,000    1,002,040
Berks County, GO, INS: FGIC
 5.60%, 11/15/08..........................................  1,700    1,761,625
Dauphin County General Authority, RB, School District
 Pooled Program II, INS: AMBAC
 4.45%, 09/01/01..........................................  4,000    4,060,000
Jim Thorpe Area School District, GO, INS: MBIA
 5.375%, 03/15/27.........................................  2,000    2,020,000

                                                             Par
                                                            (000)     Value
                                                            -----     -----
Pennsylvania -- Continued
Pennsylvania Convention Center Authority, RB, INS: FGIC,
 ETM
 6.00%, 09/01/19..........................................  $2,675 $  2,969,250
Pennsylvania Intergovernmental Coop Authority, RB, Special
 Tax, INS: FGIC
 5.00%, 06/15/07..........................................   2,000    2,070,000
Pennsylvania State Higher Educational Facilities, RB,
 University of Pennsylvania
 5.90%, 09/01/15..........................................   2,500    2,646,875
Pittsburgh Water & Sewer, RB, INS: FGIC, ETM
 6.00%, 09/01/16..........................................   1,755    1,950,244
                                                                   ------------
                                                                     18,480,034
                                                                   ------------
Rhode Island -- 0.9%
Rhode Island State, RB, Unrefunded Balance, INS: FGIC
 6.25%, 06/15/07..........................................   1,545    1,660,875
                                                                   ------------
Tennessee -- 5.7%
Memphis. GO
 5.00%, 07/01/11..........................................   3,265    3,313,975
Metropolitan Government Nashville & Davidson County, RB,
 Meharry Medical College, Prerefunded 12/01/04 @ 102, INS:
 AMBAC
 6.875%, 12/01/24.........................................   6,000    6,907,500
                                                                   ------------
                                                                     10,221,475
                                                                   ------------
Texas -- 6.0%
Conroe Independent School District, GO, INS: PSFG
 5.50%, 08/15/21..........................................   2,900    2,954,375
Dallas Independent School District, GO, Unrefunded
 Balance, INS: PSFG
 5.60%, 08/15/04..........................................   1,080    1,142,100
El Paso, GO
 5.25%, 08/15/15..........................................   2,500    2,528,125
San Antonio Electric & Gas, RB, Unrefunded Balance
 6.00%, 02/01/08..........................................   1,785    1,876,481

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         NATIONAL TAX-EXEMPT BOND FUND
                     Statement of Net Assets -- Concluded
                                 May 31, 1999

                                                              Par
                                                             (000)     Value
                                                             -----     -----
Texas -- Continued
Trinity River AuthorityWaste Water Systems, RB, Prerefunded
 08/01/03 @ 100
 5.75%, 08/01/08...........................................  $  135 $    144,113
Trinity River AuthorityWaste Water Systems, RB, INS: AMBAC
 5.75%, 08/01/08...........................................   1,865    1,951,256
                                                                    ------------
                                                                      10,596,450
                                                                    ------------
Utah -- 3.8%
Davis County School District, GO
 4.875%, 06/01/05..........................................   2,700    2,804,625
Salt Lake City Redevelopment Agency, TAN
 4.35%, 10/01/03...........................................   2,040    2,065,500
Utah County Hospital Revenue, RB, IHC Health, INS: MBIA
 5.25%, 08/15/26...........................................   2,000    1,965,000
                                                                    ------------
                                                                       6,835,125
                                                                    ------------
Virginia -- 2.7%
Norfolk Virginia, GO, INS: MBIA
 5.75%, 06/01/13...........................................   1,500    1,599,375
Virginia State Transportation Board, RB, US Route 58
 5.625%, 05/15/13..........................................   3,000    3,191,250
                                                                    ------------
                                                                       4,790,625
                                                                    ------------
Wisconsin -- 2.9%
Appleton Water, RN
 3.95%, 07/01/02...........................................   2,000    2,000,720
Wisconsin State, GO
 5.125%, 11/01/11..........................................   3,000    3,097,500
                                                                    ------------
                                                                       5,098,220
                                                                    ------------
 TOTAL MUNICIPAL BONDS
 (Cost $167,638,790).......................................          173,365,598
                                                                    ------------

                                                           Number
                                                          of Shares    Value
                                                          ---------    -----
INVESTMENT COMPANIES -- 1.4%
Goldman Sachs Financial Square Tax-Free Money Market
 Fund...................................................  1,138,679 $  1,137,679
Provident Institutional Funds -- MuniFund...............  1,430,960    1,430,960
                                                                    ------------
 TOTAL INVESTMENT COMPANIES
 (Cost $2,568,639)......................................               2,568,639
                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES -- 98.8%
 (Cost $170,207,429*)..............................................  175,934,237
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.2%......................    2,132,716
                                                                    ------------
NET ASSETS -- 100.0%
 (equivalent to $9.93 per share based on 17,936,893 shares
 outstanding)...................................................... $178,066,953
                                                                    ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 ($178,066,953 / 17,936,893).......................................        $9.93
                                                                           =====

--------
* Aggregate cost for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

   Excess of value over tax cost................................... $6,184,423
   Excess of tax cost over value................................... $ (457,615)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                            INVESTMENT ABBREVIATIONS

             ADR   American Depository Receipt
             AMBAC American Municipal Bond Assurance Corp.
             ARM   Adjustable Rate Mortgage
             BAN   Bond Anticipation Notes
             CGI   Consolidated General Improvement
             COP   Certificates of Deposit
             CPI   Consolidated Public Improvement
             ETM   Escrowed to Maturity in U.S. Government
                   Obligations
             FGIC  Financial Guaranty Insurance Co.
             FRN   Floating Rate Notes
             FSA   Financial Surety Assurance
             GDR   Global Depository Receipt
             GO    General Obligation
             GPI   General Public Improvement
             GTD   Guaranteed
             IDA   Industrial Development Authority
             INS   Insured
             LIC   Line of Credit
             LOC   Letter of Credit
             MBIA  Municipal Bond Investor Association
             MPB   Municipal Put Bonds
             PCR   Pollution Control Revenue
             PCRB  Pollution Control Revenue Bonds
             PSFG  Permanent School Fund Guaranty
             RAN   Revenue Anticipation Notes
             RB    Revenue Bonds
             SAW   State Aid Withholding
             SPA   Standby Purchase Agreement
             TAN   Tax Anticipation Notes
             TECP  Tax-Exempt Commercial Paper
             TRAN  Tax and Revenue Anticipation Notes
             UT    Unlimited Tax
             VRDN  Variable Rate Demand Notes

                             M.S.D.&T. Funds, Inc.
                            Statements of Operations
                        For the Year Ended May 31, 1999

                                          Prime       Government    Tax-Exempt
                                       Money Market  Money Market  Money Market
                                           Fund          Fund          Fund
                                       ------------  ------------  ------------
INVESTMENT INCOME:
 Interest............................  $25,617,930   $21,976,884    $3,675,761
                                       -----------   -----------    ----------
EXPENSES:
 Investment advisory fees............    1,227,398     1,069,791       289,078
 Administration fees.................      613,699       534,896       144,539
 Accounting agent fees...............       98,192        85,583        34,689
 Custodian fees......................       29,494        29,273        11,719
 Directors' fees.....................       17,785        15,150         4,302
 Transfer agent fees.................       50,497        37,267        27,786
 Professional Services...............       97,041        84,340        23,699
 Other...............................       64,107        52,489        26,168
                                       -----------   -----------    ----------
                                         2,198,213     1,908,789       561,980
 Fees waived by Investment Adviser...      (98,192)     (128,375)      (34,689)
 Fees waived by Administrator........     (258,923)     (175,727)      (93,673)
                                       -----------   -----------    ----------
   TOTAL EXPENSES....................    1,841,098     1,604,687       433,618
                                       -----------   -----------    ----------
NET INVESTMENT INCOME................   23,776,832    20,372,197     3,242,143
                                       -----------   -----------    ----------
REALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  investments sold...................        3,130            --           306
                                       -----------   -----------    ----------
 Net gain (loss) on investments......        3,130            --           306
                                       -----------   -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...........  $23,779,962   $20,372,197    $3,242,449
                                       ===========   ===========    ==========

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                            Statements of Operations
                        For the Year Ended May 31, 1999

                                                       Equity                    Diversified
                           Growth &       Equity       Growth    International   Real Estate
                          Income Fund  Income Fund      Fund      Equity Fund       Fund
                          -----------  -----------     ------    -------------   -----------
INVESTMENT INCOME:
 Interest...............  $   213,518  $    627,455  $   74,031   $    89,307     $  22,531
 Dividends..............    5,646,513     6,903,092     336,513     1,379,329(1)    358,363
                          -----------  ------------  ----------   -----------     ---------
   TOTAL INVESTMENT
    INCOME..............    5,860,031     7,530,547     410,544     1,468,636       380,894
                          -----------  ------------  ----------   -----------     ---------
EXPENSES:
 Investment advisory
  fees..................    2,350,435     1,832,407     228,130       644,863        50,180
 Administration fees....      489,674       381,751      47,527       100,760         7,841
 Accounting agent fees..      117,522        91,620      11,407        40,304         1,882
 Custodian fees.........       13,756        15,156      10,740        60,446         4,265
 Directors' fees........       14,580        12,093       1,366         3,222           246
 Transfer agent fees....       56,088        30,712      20,262        28,208        18,991
 Professional Services..       76,201        61,877       7,506        15,988         1,257
 Registration fees......        3,748        44,896      11,730         8,123         4,495
 Other..................       31,898        28,204       6,158        14,739         3,160
                          -----------  ------------  ----------   -----------     ---------
                            3,153,902     2,498,716     344,826       916,653        92,317
 Fees waived by
  Investment Advisers...     (411,721)     (353,844)    (73,751)      (70,270)      (28,021)
 Fees waived by
  Administrator.........           --        (7,061)     (4,922)      (40,305)       (1,571)
                          -----------  ------------  ----------   -----------     ---------
   TOTAL EXPENSES.......    2,742,181     2,137,811     266,153       806,078        62,725
                          -----------  ------------  ----------   -----------     ---------
NET INVESTMENT INCOME...    3,117,850     5,392,736     144,391       662,558       318,169
                          -----------  ------------  ----------   -----------     ---------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN
 CURRENCY:
 Net realized gain
  (loss) from:
 Investments............   31,093,571    59,394,028   4,500,635     5,691,602      (180,671)
 Foreign currency
  transactions..........           --            --          --      (245,747)           --
                          -----------  ------------  ----------   -----------     ---------
                           31,093,571    59,394,028   4,500,635     5,445,855      (180,671)
                          -----------  ------------  ----------   -----------     ---------
 Change in net
  unrealized
  appreciation
  (depreciation):
 Investments............   32,083,447   (21,415,473)  3,072,193    (6,835,309)     (191,425)
 Translation of assets
  and liabilities in
  foreign currencies....           --            --          --      (148,368)           --
                          -----------  ------------  ----------   -----------     ---------
                           32,083,447   (21,415,473)  3,072,193    (6,983,677)     (191,425)
                          -----------  ------------  ----------   -----------     ---------
 Net gain (loss) on
  investments and
  foreign currency
  transactions..........   63,177,018    37,978,555   7,572,828    (1,537,822)     (372,096)
                          -----------  ------------  ----------   -----------     ---------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $66,294,868  $ 43,371,291  $7,717,219   $  (875,264)    $ (53,927)
                          ===========  ============  ==========   ===========     =========

--------
(1) Net of witholding taxes of $227,364

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                            Statements of Operations
                        For the Year Ended May 31, 1999

                            Limited       Total      Maryland   Intermediate  National
                           Maturity      Return     Tax-Exempt   Tax-Exempt  Tax-Exempt
                           Bond Fund    Bond Fund   Bond Fund    Bond Fund    Bond Fund
                           ---------    ---------   ----------  ------------ ----------
INVESTMENT INCOME:
 Interest...............  $ 9,479,608  $ 6,696,227  $1,020,663   $3,917,736  $ 8,664,066
                          -----------  -----------  ----------   ----------  -----------
EXPENSES:
 Investment advisory
  fees..................      553,881      373,874     111,675      460,842      900,218
 Administration fees....      197,815      133,526      27,919      115,211      225,054
 Accounting agent fees..       47,476       32,046       8,934       36,867       72,017
 Custodian fees.........       18,415       19,341       6,633       12,148       12,473
 Directors' fees........        5,887        3,996         681        3,576        6,890
 Transfer agent fees....       34,694       23,269      21,502       22,327       25,518
 Professional Services..       30,591       21,395       4,222       18,637       36,228
 Registration fees......       11,009       19,371       4,634       14,834       25,546
 Pricing service fees...       11,423       21,680       6,985        6,697       11,221
 Other..................       12,044        8,603       1,969        7,666       14,334
                          -----------  -----------  ----------   ----------  -----------
                              923,235      657,101     195,154      698,805    1,329,499
 Fees waived by
  Investment Adviser....     (171,586)    (138,868)    (83,180)    (258,071)    (501,170)
 Fees waived by
  Administrator.........      (39,563)     (37,541)    (11,467)     (25,975)     (18,131)
                          -----------  -----------  ----------   ----------  -----------
   TOTAL EXPENSES.......      712,086      480,692     100,507      414,759      810,198
                          -----------  -----------  ----------   ----------  -----------
NET INVESTMENT INCOME...    8,767,522    6,215,535     920,156    3,502,977    7,853,868
                          -----------  -----------  ----------   ----------  -----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain
  (loss)................      618,107      882,355      14,267    1,239,988    2,462,303
 Change in net
  unrealized
  appreciation
  (depreciation)........   (2,292,463)  (2,367,146)   (172,632)    (591,029)  (2,628,395)
                          -----------  -----------  ----------   ----------  -----------
 Net gain (loss) on
  investments...........   (1,674,356)  (1,484,791)   (158,365)     648,959     (166,092)
                          -----------  -----------  ----------   ----------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $ 7,093,166  $ 4,730,744  $  761,791   $4,151,936  $ 7,687,776
                          ===========  ===========  ==========   ==========  ===========

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                      Statements of Changes in Net Assets

                             Prime         Prime       Government    Government
                          Money Market  Money Market  Money Market  Money Market
                          Fund For the  Fund For the  Fund For the  Fund For the
                           Year Ended    Year Ended    Year Ended    Year Ended
                          May 31, 1999  May 31, 1998  May 31, 1999  May 31, 1998
                          ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
Operations:
 Net investment income..  $ 23,776,832  $ 20,886,323  $ 20,372,197  $ 18,472,270
 Net gain (loss) on
  investments...........         3,130       (29,550)           --            58
                          ------------  ------------  ------------  ------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    23,779,962    20,856,773    20,372,197    18,472,328
                          ------------  ------------  ------------  ------------
Distributions to
 shareholders from net
 investment income......   (23,776,832)  (20,886,323)  (20,372,197)  (18,472,270)
Increase (decrease) in
 net assets derived from
 capital share
 transactions...........    82,081,604    79,927,207    54,389,002    50,324,122
                          ------------  ------------  ------------  ------------
TOTAL INCREASE
 (DECREASE) IN NET
 ASSETS.................    82,084,734    79,897,657    54,389,002    50,324,180
NET ASSETS:
 Beginning of period....   448,750,597   368,852,940   391,133,203   340,809,023
                          ------------  ------------  ------------  ------------
 End of period..........  $530,835,331  $448,750,597  $445,522,205  $391,133,203
                          ============  ============  ============  ============

                           Tax-Exempt    Tax-Exempt
                          Money Market  Money Market
                          Fund For the  Fund For the
                           Year Ended    Year Ended
                          May 31, 1999  May 31, 1998
                          ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
Operations:
 Net investment income..  $  3,242,143  $  2,738,472
 Net gain (loss) on
  investments...........           306        (1,234)
                          ------------  ------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............     3,242,449     2,737,238
                          ------------  ------------
Distributions to
 shareholders from:
 Net investment income..    (3,242,143)   (2,738,472)
                          ------------  ------------
Proceeds of shares
 issued due to exchange
 of Tax-Exempt Money
 Market Fund (Trust)
 shares for Tax-Exempt
 Money Market Fund
 shares.................    61,656,240
Increase (decrease) in
 net assets derived from
 capital share
 transactions...........    (8,400,417)   10,473,945
                          ------------  ------------
TOTAL INCREASE
 (DECREASE) IN NET
 ASSETS.................    53,256,129    10,472,711
NET ASSETS:
 Beginning of period....    89,964,604    79,491,893
                          ------------  ------------
 End of period..........  $143,220,733  $ 89,964,604
                          ============  ============

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                      Statements of Changes in Net Assets

                                                                         Equity
                            Growth &      Growth &       Equity       Income Fund
                          Income Fund   Income Fund   Income Fund       For the
                            For the       For the       For the       Period From
                           Year Ended    Year Ended    Year Ended   March 1, 1998(1)
                          May 31, 1999  May 31, 1998  May 31, 1999  To May 31, 1998
                          ------------  ------------  ------------  ----------------
INCREASE (DECREASE) IN
 NET ASSETS:
Operations:
 Net investment income..  $  3,117,850  $  1,764,081  $  5,392,736    $  1,213,436
 Net realized gain
  (loss) on
  investments...........    31,093,571    14,390,348    59,394,028      13,570,767
 Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) on
  investments...........    32,083,447    24,784,580   (21,415,473)     (7,001,182)
                          ------------  ------------  ------------    ------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    66,294,868    40,939,009    43,371,291       7,783,021
                          ------------  ------------  ------------    ------------
Distributions to
 shareholders from:
 Net investment income
 Institutional Class....    (2,509,416)   (1,930,172)   (5,358,080)       (594,910)
 AFBA Five Star Class...            --        (3,042)           --              --
 Net realized capital
  gains
 Institutional Class....   (10,393,342)  (15,671,140)  (34,800,822)             --
                          ------------  ------------  ------------    ------------
  Total distributions to
   shareholders.........   (12,902,758)  (17,604,354)  (40,158,902)       (594,910)
                          ------------  ------------  ------------    ------------
Capital Share
 Transactions:
 Proceeds of shares sold
 Institutional Class....    62,772,358    50,484,257     7,959,869         142,353
 AFBA Five Star Class...            --        41,862            --              --
 Value of shares issued
  in conversion of
  Common Funds..........            --   181,773,462            --     328,878,344
 Proceeds of shares
  issued due to the
  exchange of AFBA Five
  Star shares for
  Institutional shares..            --       516,427            --              --
 Cost of shares redeemed
 Institutional Class....   (74,027,633)  (34,968,577)  (48,808,503)    (16,237,364)
 AFBA Five Star Class...            --    (1,537,343)           --              --
 Cost of shares redeemed
  due to exchange of
  AFBA Five Star shares
  for Institutional
  shares................            --      (516,427)           --              --
 Value of shares issued
  in reinvestment of
  dividends
 Institutional Class....    11,036,126    10,488,194    31,970,933              53
 AFBA Five Star Class...            --         2,953            --              --
                          ------------  ------------  ------------    ------------
Increase (decrease) in
 net assets derived from
 capital share
 transactions...........      (219,149)  206,284,808    (8,877,701)    312,783,386
                          ------------  ------------  ------------    ------------
TOTAL INCREASE
 (DECREASE) IN NET
 ASSETS.................    53,172,961   229,619,463    (5,665,312)    319,971,497
NET ASSETS:
 Beginning of period....   373,864,657   144,245,194   319,971,497              --
                          ------------  ------------  ------------    ------------
 End of period..........  $427,037,618  $373,864,657  $314,306,185    $319,971,497
                          ============  ============  ============    ============

--------
(1) Commencement of Operations

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                      Statements of Changes in Net Assets

                            Equity
                          Growth Fund                      International  International
                            For the    Equity Growth Fund   Equity Fund    Equity Fund
                          Year Ended   For the Period From    For the        For the
                            May 31,     March 1, 1998(1)    Year Ended     Year Ended
                             1999        To May 31, 1998   May 31, 1999   May 31, 1998
                          -----------  ------------------- -------------  -------------
INCREASE (DECREASE) IN
 NET ASSETS:
Operations:
 Net investment income..  $   144,391      $    61,732     $    662,558   $    762,757
 Net realized gain
  (loss) on investments
  and foreign currency..    4,500,635        2,420,386        5,445,855      3,708,455
 Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) on
  investments and
  translation of assets
  and liabilities in
  foreign currency......    3,072,193       (1,454,880)      (6,983,677)     4,894,140
                          -----------      -----------     ------------   ------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    7,717,219        1,027,238         (875,264)     9,365,352
                          -----------      -----------     ------------   ------------
Distributions to
 shareholders from:
 Net investment income..     (156,729)         (31,588)        (500,860)      (940,289)
 Net realized capital
  gains.................   (3,417,673)              --       (1,929,077)    (3,970,934)
                          -----------      -----------     ------------   ------------
  Total distributions to
   shareholders.........   (3,574,402)         (31,588)      (2,429,937)    (4,911,223)
                          -----------      -----------     ------------   ------------
Capital Share
 Transactions:
 Proceeds of shares
  sold..................   10,492,031          135,941       46,141,273     11,904,930
 Value of shares issued
  in conversion of
  Common Funds..........           --       35,428,852               --             --
 Cost of shares
  redeemed..............   (5,201,138)      (1,684,409)     (48,595,061)   (15,013,205)
 Value of shares issued
  in reinvestment of
  dividends.............    3,210,792               --        1,657,568        743,082
                          -----------      -----------     ------------   ------------
Increase (decrease) in
 net assets derived from
 capital share
 transactions...........    8,501,685       33,880,384         (796,220)    (2,365,193)
                          -----------      -----------     ------------   ------------
TOTAL INCREASE
 (DECREASE) IN NET
 ASSETS.................   12,644,502       34,876,034       (4,101,421)     2,088,936
NET ASSETS:
 Beginning of period....   34,876,034               --       85,402,279     83,313,343
                          -----------      -----------     ------------   ------------
 End of period..........  $47,520,536      $34,876,034     $ 81,300,858   $ 85,402,279
                          ===========      ===========     ============   ============

--------
(1) Commencement of Operations

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                      Statements of Changes in Net Assets

                                           Diversified Real    Limited       Limited
                          Diversified Real    Estate Fund      Maturity      Maturity
                            Estate Fund         For the       Bond Fund     Bond Fund
                              For the         Period From      For the       For the
                             Year Ended    August 1, 1997(1)  Year Ended    Year Ended
                            May 31, 1999    To May 31, 1998  May 31, 1999  May 31, 1998
                          ---------------- ----------------- ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
Operations:
 Net investment income..     $  318,169       $  207,674     $  8,767,522  $  2,476,316
 Net realized gain
  (loss) on
  investments...........       (180,671)           1,885          618,107       414,753
 Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) on
  investments...........       (191,425)           6,424       (2,292,463)      652,638
                             ----------       ----------     ------------  ------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............        (53,927)         215,983        7,093,166     3,543,707
                             ----------       ----------     ------------  ------------
Distributions to
 shareholders from:
 Net investment income
 Institutional Class....       (355,953)        (157,428)      (8,767,522)   (2,468,821)
 AFBA Five Star Class...             --               --               --        (7,495)
 Net realized capital
  gains
 Institutional Class....             --               --         (383,653)     (328,300)
Return of Capital
 Distributions..........         (9,103)         (21,718)              --            --
                             ----------       ----------     ------------  ------------
  Total distributions to
   shareholders.........       (365,056)        (179,146)      (9,151,175)   (2,804,616)
                             ----------       ----------     ------------  ------------
Capital Share
 Transactions:
 Proceeds of shares sold
 Institutional Class....      1,705,488        6,873,111       33,879,887    11,931,472
 AFBA Five Star Class...             --               --               --         5,925
 Value of shares issued
  in conversion of
  Common Funds..........             --               --               --   108,063,470
 Proceeds of shares
  issued due to exchange
  of AFBA Five Star
  shares for
  Institutional shares..             --               --               --        90,250
 Cost of shares redeemed
 Institutional Class....       (161,537)        (234,569)     (19,269,521)  (13,385,141)
 AFBA Five Star Class...             --               --               --      (772,799)
 Cost of shares redeemed
  due to exchange of
  AFBA Five Star shares
  for Institutional
  shares................             --               --               --       (90,250)
 Value of shares issued
  in reinvestment of
  dividends
 Institutional Class....         26,951            1,838        1,782,525     1,481,477
 AFBA Five Star Class...             --               --               --        10,229
                             ----------       ----------     ------------  ------------
Increase (decrease) in
 net assets derived from
 capital share
 transactions...........      1,570,902        6,640,380       16,392,891   107,334,633
                             ----------       ----------     ------------  ------------
TOTAL INCREASE
 (DECREASE) IN NET
 ASSETS.................      1,151,919        6,677,217       14,334,882   108,073,724
NET ASSETS:
 Beginning of period....      6,677,217               --      151,922,379    43,848,655
                             ----------       ----------     ------------  ------------
 End of period..........     $7,829,136       $6,677,217     $166,257,261  $151,922,379
                             ==========       ==========     ============  ============

--------
(1) Commencement of Operations

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                      Statements of Changes in Net Assets

                                          Total Return     Maryland      Maryland
                          Total Return     Bond Fund      Tax-Exempt    Tax-Exempt
                           Bond Fund        For the       Bond Fund     Bond Fund
                          For the Year    Period From      For the       For the
                             Ended      March 1, 1998(1)  Year Ended    Year Ended
                          May 31, 1999  To May 31, 1998  May 31, 1999  May 31, 1998
                          ------------  ---------------- ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
Operations:
 Net investment income..  $  6,215,535    $  1,497,995   $   920,156   $   457,188
 Net realized gain
  (loss) on
  investments...........       882,355           9,544        14,267       114,613
 Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) on
  investments...........    (2,367,146)        157,571      (172,632)      267,492
                          ------------    ------------   -----------   -----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............     4,730,744       1,665,110       761,791       839,293
                          ------------    ------------   -----------   -----------
Distributions to
 shareholders from:
 Net investment income..    (6,215,535)     (1,497,995)     (920,156)     (457,188)
 Net realized capital
  gains.................      (627,475)             --            --            --
                          ------------    ------------   -----------   -----------
  Total Distributions to
   Shareholders.........    (6,843,010)     (1,497,995)     (920,156)     (457,188)
Capital Share
 Transactions:
 Proceeds of shares
  sold..................    21,723,424       6,084,472    17,972,231     7,019,522
 Value of shares issued
  in acquisition of
  Common Funds..........            --      99,660,947            --            --
 Cost of shares
  redeemed..............   (14,669,153)     (4,549,206)   (6,342,407)     (817,640)
 Value of shares issued
  in reinvestment of
  dividends.............       843,089             171       113,379        98,693
                          ------------    ------------   -----------   -----------
Increase (decrease) in
 net assets derived from
 capital share
 transactions...........     7,897,360     101,196,384    11,743,203     6,300,575
                          ------------    ------------   -----------   -----------
TOTAL INCREASE
 (DECREASE) IN NET
 ASSETS.................     5,785,094     101,363,499    11,584,838     6,682,680
NET ASSETS:
 Beginning of period....   101,363,499              --    14,980,489     8,297,809
                          ------------    ------------   -----------   -----------
 End of period..........  $107,148,593    $101,363,499   $26,565,327   $14,980,489
                          ============    ============   ===========   ===========

--------
(1) Commencement of Operations

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                      Statements of Changes in Net Assets

                                          Intermediate                     National
                          Intermediate     Tax-Exempt      National       Tax-Exempt
                           Tax-Exempt      Bond Fund      Tax-Exempt      Bond Fund
                           Bond Fund        For the       Bond Fund        For the
                            For the       Period From      For the       Period From
                           Year Ended   March 1, 1998(1)  Year Ended   March 1, 1998(1)
                          May 31, 1999  To May 31, 1998  May 31, 1999  To May 31, 1998
                          ------------  ---------------- ------------  ----------------
INCREASE (DECREASE) IN
 NET ASSETS:
Operations:
 Net investment income..  $ 3,502,977     $   943,803    $  7,853,868    $  1,995,615
 Net realized gain
  (loss) on
  investments...........    1,239,988          44,439       2,462,303         437,736
 Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) on
  investments...........     (591,029)         32,609      (2,628,395)        512,032
                          -----------     -----------    ------------    ------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    4,151,936       1,020,851       7,687,776       2,945,383
                          -----------     -----------    ------------    ------------
Distributions to
 shareholders from:
 Net investment income..   (3,502,977)       (943,803)     (7,853,868)     (1,995,615)
 Net realized capital
  gains.................     (721,135)             --      (2,125,685)             --
                          -----------     -----------    ------------    ------------
  Total Distributions to
   Shareholders.........   (4,224,112)       (943,803)     (9,979,553)     (1,995,615)
Capital Share
 Transactions:
 Proceeds of shares
  sold..................    7,895,070       2,583,190      15,739,980       5,109,502
 Value of shares issued
  in acquisition of
  Common Funds..........           --      98,001,170              --     175,761,930
 Cost of shares
  redeemed..............  (11,552,185)     (6,668,912)    (15,382,582)     (3,704,846)
 Value of shares issued
  in reinvestment of
  dividends.............      631,896               1       1,884,977               1
                          -----------     -----------    ------------    ------------
Increase (decrease) in
 net assets derived from
 capital share
 transactions...........   (3,025,219)     93,915,449       2,242,375     177,166,587
                          -----------     -----------    ------------    ------------
TOTAL INCREASE
 (DECREASE) IN NET
 ASSETS.................   (3,097,395)     93,992,497         (49,402)    178,116,355
NET ASSETS:
 Beginning of period....   93,992,497              --     178,116,355              --
                          -----------     -----------    ------------    ------------
 End of period..........  $90,895,102     $93,992,497    $178,066,953    $178,116,355
                          ===========     ===========    ============    ============

--------
(1) Commencement of Operations

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                              Financial Highlights
                (For a Share Outstanding Throughout the Period)

                                              Prime Money Market Fund
                          ----------------------------------------------------------------
                                                For the Years Ended
                          May 31, 1999 May 31, 1998 May 31, 1997 May 31, 1996 May 31, 1995
                          ------------ ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                            --------     --------     --------     --------     --------
Income From Investment
 Operations:
 Net Investment Income..      0.0486       0.0521       0.0498       0.0532       0.0491
                            --------     --------     --------     --------     --------
   Total From Investment
    Operations..........      0.0486       0.0521       0.0498       0.0532       0.0491
                            --------     --------     --------     --------     --------
Less Distributions to
 Shareholders from:
 Net Investment Income..     (0.0486)     (0.0521)     (0.0498)     (0.0532)     (0.0491)
                            --------     --------     --------     --------     --------
   Total Distributions..     (0.0486)     (0.0521)     (0.0498)     (0.0532)     (0.0491)
                            --------     --------     --------     --------     --------
Net Asset Value, End of
 Period.................    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                            ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------
Total Return............        4.97%        5.33%        5.10%        5.45%        5.02%
------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of
  Period (000)..........    $530,835     $448,751     $368,853     $326,878     $382,059
 Ratio of Expenses to
  Average Net Assets
 After Expense Waiver...        0.38%        0.42%        0.43%        0.43%        0.43%
 Before Expense
  Waiver................        0.45%        0.47%        0.48%        0.48%        0.48%
 Ratio of Net Investment
  Income to Average Net
  Assets................        4.84%        5.21%        4.98%        5.33%        4.92%

                                            Government Money Market Fund
                          ----------------------------------------------------------------
                                                For the Years Ended
                          May 31, 1999 May 31, 1998 May 31, 1997 May 31, 1996 May 31, 1995
                          ------------ ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                            --------     --------     --------     --------     --------
Income From Investment
 Operations:
 Net Investment Income..      0.0478       0.0515       0.0495       0.0526       0.0485
                            --------     --------     --------     --------     --------
   Total From Investment
    Operations..........      0.0478       0.0515       0.0495       0.0526       0.0485
                            --------     --------     --------     --------     --------
Less Distributions to
 Shareholders from:
 Net Investment Income..     (0.0478)     (0.0515)     (0.0495)     (0.0526)     (0.0485)
                            --------     --------     --------     --------     --------
   Total Distributions..     (0.0478)     (0.0515)     (0.0495)     (0.0526)     (0.0485)
                            --------     --------     --------     --------     --------
Net Asset Value, End of
 Period.................    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                            ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------
Total Return............        4.89%        5.27%        5.06%        5.39%        4.95%
------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of
  Period (000)..........    $445,522     $391,133     $340,809     $264,725     $263,752
 Ratio of Expenses to
  Average Net Assets
 After Expense Waiver...        0.38%        0.42%        0.43%        0.43%        0.43%
 Before Expense
  Waiver................        0.45%        0.46%        0.49%        0.48%        0.48%
 Ratio of Net Investment
  Income to Average Net
  Assets................        4.76%        5.15%        4.95%        5.27%        4.85%

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                              Financial Highlights
                (For a Share Outstanding Throughout the Period)

                                            Tax-Exempt Money Market Fund
                          ----------------------------------------------------------------
                                                For the Years Ended
                          May 31, 1999 May 31, 1998 May 31, 1997 May 31, 1996 May 31, 1995
                          ------------ ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....    $   1.00     $   1.00     $   1.00     $   1.00     $  1.00
                            --------     --------     --------     --------     -------
Income From Investment
 Operations:
 Net Investment Income..      0.0285       0.0318       0.0304       0.0321      0.0303
 Net Realized Gain on
  Investments...........          --           --           --           --          --
                            --------     --------     --------     --------     -------
   Total From Investment
    Operations..........      0.0285       0.0318       0.0304       0.0321      0.0303
                            --------     --------     --------     --------     -------
Less Distributions to
 Shareholders from:
 Net Investment Income..     (0.0285)     (0.0318)     (0.0304)     (0.0321)    (0.0303)
 Net Capital Gains......          --           --           --           --          --
                            --------     --------     --------     --------     -------
   Total Distributions..     (0.0285)     (0.0318)     (0.0304)     (0.0321)    (0.0303)
                            --------     --------     --------     --------     -------
Net Asset Value, End of
 Period.................    $   1.00     $   1.00     $   1.00     $   1.00     $  1.00
                            ========     ========     ========     ========     =======
------------------------------------------------------------------------------------------

Total Return............        2.89%        3.22%        3.09%        3.26%       3.08%
------------------------------------------------------------------------------------------

Ratios/Supplemental Data
 Net Assets, End of
  Period (000)..........    $143,221     $ 89,965     $ 79,492     $ 50,137     $69,100
 Ratio of Expenses to
  Average Net Assets
 After Expense Waiver...        0.38%        0.43%        0.43%        0.43%       0.43%
 Before Expense
  Waiver................        0.49%        0.50%        0.53%        0.51%       0.52%
 Ratio of Net Investment
  Income to Average Net
  Assets................        2.80%        3.17%        3.05%        3.22%       3.01%
                                                Growth & Income Fund
                          ----------------------------------------------------------------
                                                For the Years Ended
                          May 31, 1999 May 31, 1998 May 31, 1997 May 31, 1996 May 31, 1995
                          ------------ ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....    $  21.37     $  18.25     $  14.58     $  13.42     $ 12.14
                            --------     --------     --------     --------     -------
Income From Investment
 Operations:
 Net Investment Income..        0.18         0.20         0.23         0.33        0.35
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........        3.62         5.01         4.19         1.89        1.55
                            --------     --------     --------     --------     -------
   Total From Investment
    Operations..........        3.80         5.21         4.42         2.22        1.90
                            --------     --------     --------     --------     -------
Less Distributions to
 Shareholders from:
 Net Investment Income..       (0.14)       (0.23)       (0.25)       (0.35)      (0.34)
 Net Capital Gains......       (0.60)       (1.86)       (0.50)       (0.71)      (0.28)
                            --------     --------     --------     --------     -------
   Total Distributions..       (0.74)       (2.09)       (0.75)       (1.06)      (0.62)
                            --------     --------     --------     --------     -------
Net Asset Value, End of
 Period.................    $  24.43     $  21.37     $  18.25     $  14.58     $ 13.42
                            ========     ========     ========     ========     =======
------------------------------------------------------------------------------------------
Total Return............       18.20%       29.40%       31.26%       17.24%      16.22%
------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of
  Period (000)..........    $427,038     $373,864     $142,452     $107,233     $91,277
 Ratio of Expenses to
  Average Net Assets
 After Expense Waiver...        0.70%        0.71%        0.73%        0.73%       0.73%
 Before Expense
  Waiver................        0.81%        0.88%        0.89%        0.89%       0.89%
 Ratio of Net Investment
  Income to Average Net
  Assets................        0.80%        0.99%        1.52%        2.38%       2.99%
Portfolio turnover
 rate...................       26.48%       24.09%       27.10%       45.15%      33.26%

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                              Financial Highlights
                (For a Share Outstanding Throughout the Period)

                               Equity Income Fund            Equity Growth Fund        Diversified Real Estate Fund
                          ----------------------------- ----------------------------- ------------------------------
                            For the     For the Period    For the     For the Period    For the     For the Period
                           Year Ended  March 1, 1998(1)  Year Ended  March 1, 1998(1)  Year Ended  August 1, 1997(1)
                          May 31, 1999 to May 31, 1998  May 31, 1999 to May 31, 1998  May 31, 1999  to May 31, 1998
                          ------------ ---------------- ------------ ---------------- ------------ -----------------
Net Asset Value,
 Beginning of Period....    $  10.21       $  10.00       $ 10.28        $ 10.00         $10.13         $10.00
                            --------       --------       -------        -------         ------         ------
Income From Investment
 Operations:
 Net Investment Income..        0.17           0.04          0.04           0.02           0.53           0.35
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........        1.23           0.19          2.23           0.27          (0.76)          0.09
                            --------       --------       -------        -------         ------         ------
   Total From Investment
    Operations..........        1.40           0.23          2.27           0.29          (0.23)          0.44
                            --------       --------       -------        -------         ------         ------
Less Distributions to
 Shareholders from:
 Net Investment Income..       (0.17)         (0.02)        (0.05)         (0.01)         (0.52)         (0.28)
 Return of Capital......          --             --            --             --          (0.01)         (0.03)
 Net Capital Gains......       (1.19)          0.00         (1.02)          0.00           0.00           0.00
                            --------       --------       -------        -------         ------         ------
   Total Distributions..       (1.36)         (0.02)        (1.07)         (0.01)         (0.53)         (0.31)
                            --------       --------       -------        -------         ------         ------
Net Asset Value, End of
 Period.................    $  10.25       $  10.21       $ 11.48        $ 10.28         $ 9.37         $10.13
                            ========       ========       =======        =======         ======         ======
--------------------------------------------------------------------------------------------------------------------
Total Return............       15.30%          2.28%        23.13%          2.89%        (1.80)%          4.31%
--------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of
  Period (000)..........    $314,306       $319,971       $47,521        $34,876         $7,829         $6,677
 Ratio of Expenses to
  Average Net Assets
 After Expense
  Reimbursement and
  Waiver................        0.70%          0.70%(2)      0.70%          0.70%(2)       1.00%          1.00%(2)
 Before Expense
  Reimbursement and
  Waiver................        0.82%          0.93%(2)      0.91%          1.02%(2)       1.47%          2.25%(2)
 Ratio of Net Investment
  Income to Average Net
  Assets................        1.77%          1.45%(2)      0.38%          0.68%(2)       6.03%          4.17%(2)
Portfolio turnover
 rate...................       24.47%          2.00%        62.49%          7.99%         14.35%          0.84%

--------
(1) Commencement of operations.
(2) Annualized.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                              Financial Highlights
                (For a Share Outstanding Throughout the Period)

                                             International Equity Fund
                          ----------------------------------------------------------------
                                                For the Years Ended
                          May 31, 1999 May 31, 1998 May 31, 1997 May 31, 1996 May 31, 1995
                          ------------ ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....    $  13.90     $  13.18     $ 12.47      $ 11.60      $ 11.81
Income From Investment
 Operations:
 Net Investment Income..        0.11         0.12        0.31         0.09         0.03
 Net Realized and
  Unrealized Gain (Loss)
  on Investments and
  Foreign Currency......       (0.27)        1.42        0.88         1.51         0.08
                            --------     --------     -------      -------      -------
   Total From Investment
    Operations..........       (0.16)        1.54        1.19         1.60         0.11
                            --------     --------     -------      -------      -------
Less Distributions to
 Shareholders from:
 Net Investment Income..       (0.08)       (0.15)      (0.24)       (0.07)       (0.04)
 Net Capital Gains......       (0.31)       (0.67)      (0.24)       (0.66)       (0.28)
                            --------     --------     -------      -------      -------
   Total Distributions..       (0.39)       (0.82)      (0.48)       (0.73)       (0.32)
                            --------     --------     -------      -------      -------
Net Asset Value, End of
 Period.................    $  13.35     $  13.90     $ 13.18      $ 12.47      $ 11.60
                            ========     ========     =======      =======      =======
------------------------------------------------------------------------------------------
Total Return............       (1.02)%      12.77%       9.81%       14.27%        0.82%
------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of
  Period (000)..........    $ 81,301     $ 85,402     $83,313      $75,676      $69,172
 Ratio of Expenses to
  Average Net Assets
   After Expense Waiver.        1.00%        1.03%       1.05%        1.05%        1.05%
   Before Expense
    Waiver..............        1.14%        1.14%       1.16%        1.17%        1.16%
 Ratio of Net Investment
  Income to Average Net
  Assets................        0.82%        0.92%       0.97%        0.78%        0.06%
Portfolio turnover
 rate...................       67.33%       55.55%      74.15%       53.58%       42.15%
                                             Limited Maturity Bond Fund
                          ----------------------------------------------------------------
                                                For the Years Ended
                          May 31, 1999 May 31, 1998 May 31, 1997 May 31, 1996 May 31, 1995
                          ------------ ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....    $  10.45     $  10.31     $ 10.19      $ 10.43      $ 10.10
                            --------     --------     -------      -------      -------
Income From Investment
 Operations:
 Net Investment Income..        0.58         0.60        0.59         0.59         0.56
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........       (0.10)        0.22        0.12        (0.24)        0.33
                            --------     --------     -------      -------      -------
   Total From Investment
    Operations..........        0.48         0.82        0.71         0.35         0.89
                            --------     --------     -------      -------      -------
Less Distributions to
 Shareholders from:
 Net Investment Income..       (0.58)       (0.60)      (0.59)       (0.59)       (0.56)
 Net Capital Gains......       (0.03)       (0.08)         --           --           --
                            --------     --------     -------      -------      -------
   Total Distributions..       (0.61)       (0.68)      (0.59)       (0.59)       (0.56)
                            --------     --------     -------      -------      -------
Net Asset Value, End of
 Period.................    $  10.32     $  10.45     $ 10.31      $ 10.19      $ 10.43
                            ========     ========     =======      =======      =======
------------------------------------------------------------------------------------------
Total Return............        4.63%        8.15%       7.12%        3.38%        9.13%
------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of
  Period (000)..........    $166,257     $151,922     $43,010      $44,102      $44,652
 Ratio of Expenses to
  Average Net Assets
   After Expense Waiver.        0.45%        0.50%       0.60%        0.60%        0.60%
   Before Expense
    Waiver..............        0.58%        0.78%       0.75%        0.72%        0.70%
 Ratio of Net Investment
  Income to Average Net
  Assets................        5.54%        5.71%       5.72%        5.66%        5.56%
Portfolio turnover
 rate...................       59.73%       48.24%      20.92%       52.79%       22.01%

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                              Financial Highlights
                (For a Share Outstanding Throughout the Period)

                                                        Intermediate Tax-Exempt Bond
                             Total Return Bond Fund                 Fund              National Tax-Exempt Bond Fund
                          ----------------------------- ----------------------------- -----------------------------
                            For the     For the Period    For the     For the Period    For the     For the Period
                           Year Ended  March 1, 1998(1)  Year Ended  March 1, 1998(1)  Year Ended  March 1, 1998(1)
                          May 31, 1999 to May 31, 1998  May 31, 1999 to May 31, 1998  May 31, 1999 to May 31, 1998
                          ------------ ---------------- ------------ ---------------- ------------ ----------------
Net Asset Value,
 Beginning of Period....    $  10.02       $  10.00       $ 10.01        $ 10.00        $  10.05       $  10.00
                            --------       --------       -------        -------        --------       --------
Income From Investment
 Operations:
 Net Investment Income..        0.59           0.15          0.38           0.10            0.44           0.11
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........       (0.14)          0.02          0.07           0.01            0.00           0.05
                            --------       --------       -------        -------        --------       --------
   Total From Investment
    Operations..........        0.45           0.17          0.45           0.11            0.44           0.16
                            --------       --------       -------        -------        --------       --------
Less Distributions to
 Shareholders from:
 Net Investment Income..       (0.59)         (0.15)        (0.38)         (0.10)          (0.44)         (0.11)
 Net Capital Gains......       (0.06)          0.00         (0.08)          0.00           (0.12)          0.00
                            --------       --------       -------        -------        --------       --------
   Total Distributions..       (0.65)         (0.15)        (0.46)         (0.10)          (0.56)         (0.11)
                            --------       --------       -------        -------        --------       --------
Net Asset Value, End of
 Period.................    $   9.82       $  10.02       $ 10.00        $ 10.01        $   9.93       $  10.05
                            ========       ========       =======        =======        ========       ========
-------------------------------------------------------------------------------------------------------------------
Total Return............        4.48%          1.69%         4.58%          1.07%           4.43%          1.64%
-------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of
  Period (000)..........    $107,149       $101,363       $90,895        $93,992        $178,067       $178,116
 Ratio of Expenses to
  Average Net Assets
 After Expense
  Reimbursement and
  Waiver................        0.45%          0.45%(2)      0.45%          0.45%(2)        0.45%          0.45%(2)
 Before Expense
  Reimbursement and
  Waiver................        0.62%          0.73%(2)      0.76%          0.88%(2)        0.74%          0.86%(2)
 Ratio of Net Investment
  Income to Average Net
  Assets................        5.82%          5.89%(2)      3.80%          3.84%(2)        4.36%          4.49%(2)
Portfolio turnover
 rate...................       74.94%         10.51%       149.02%         10.13%         123.30%          7.37%

--------
(1) Commencement of operations.
(2) Annualized.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                              Financial Highlights
                (For a Share Outstanding Throughout the Period)

                                           Maryland Tax-Exempt Bond Fund
                          ----------------------------------------------------------------
                                                For the Years Ended
                          May 31, 1999 May 31, 1998 May 31, 1997 May 31, 1996 May 31, 1995
                          ------------ ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....    $ 10.82      $ 10.38       $10.20      $ 10.40      $ 10.25
                            -------      -------       ------      -------      -------
Income From Investment
 Operations:
 Net Investment Income..       0.45         0.48         0.50         0.49         0.49
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........      (0.04)        0.44         0.18        (0.20)        0.15
                            -------      -------       ------      -------      -------
   Total From Investment
    Operations..........       0.41         0.92         0.68         0.29         0.64
                            -------      -------       ------      -------      -------
Less Distributions to
 Shareholders from:
 Net Investment Income..      (0.45)       (0.48)       (0.50)       (0.49)       (0.49)
 Net Capital Gains......         --           --           --           --           --
                            -------      -------       ------      -------      -------
   Total Distributions..      (0.45)       (0.48)       (0.50)       (0.49)       (0.49)
                            -------      -------       ------      -------      -------
Net Asset Value, End of
 Period.................    $ 10.78      $ 10.82       $10.38      $ 10.20      $ 10.40
                            =======      =======       ======      =======      =======
------------------------------------------------------------------------------------------
Total Return............       3.81%        9.03%        6.80%        2.84%        6.48%
------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of
  Period (000)..........    $26,565      $14,980       $8,298      $10,186      $12,360
 Ratio of Expenses to
  Average Net Assets
   After Expense Waiver.       0.45%        0.49%        0.55%        0.62%        0.62%
   Before Expense
    Waiver..............       0.87%        1.03%        1.13%        1.04%        0.97%
 Ratio of Net Investment
  Income to Average Net
  Assets................       4.12%        4.49%        4.84%        4.74%        4.83%
Portfolio turnover
 rate...................      22.78%       55.95%       28.11%       20.58%       36.80%

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES

  M.S.D.&T. Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was incorporated in Maryland on March 7, 1989. The Articles of In-corporation of the Company authorize the Board of Directors to issue up to ten billion shares, having a par value of $.001 per share. The Company is a series fund which currently issues thirteen classes of common stock representing in-terests in thirteen investment portfolios: the Prime Money Market Fund (Class
A), the Government Money Market Fund (Class B), the Tax-Exempt Money Market Fund (Class C), the Growth & Income Fund (Class E), the Limited Maturity Bond Fund (Class F), the Maryland Tax-Exempt Bond Fund (Class G), the International Equity Fund (Class H), the Diversified Real Estate Fund (Class J), the Na-tional Tax-Exempt Bond Fund (Class K), the Total Return Bond Fund (Class L), the Equity Growth Fund (Class M), the Equity Income Fund (Class N) and the In-termediate Tax-Exempt Bond Fund (Class O)--(the "Funds").

  On April 24, 1998, the Board of Directors of the Company approved the con-solidation of the Tax-Exempt Money Market Fund (Trust) with the Tax-Exempt Money Market Fund. The consolidation was effective on January 4, 1999 through
(i) the redemption of all of the outstanding shares of the Tax-Exempt Money Market Fund (Trust) by the shareholders of record, (ii) the issuance to the redeeming shareholders of the same number of shares of the Tax-Exempt Money Market Fund that such shareholders redeemed from the Tax-Exempt Money Market Fund (Trust), and (iii) the transfer of substantially all of the assets of the Tax-Exempt Money Market Fund (Trust) to the Tax-Exempt Money Market Fund. The aggregate net assets of the Funds immediately before the combination were $61,657,387 for the Tax-Exempt Money Market Fund (Trust) and $93,339,760 for the Tax-Exempt Money Market Fund.

  The preparation of financial statements in conformity with generally ac-cepted accounting principles requires management to make estimates and assump-tions that affect the reported amounts of assets and liabilities and disclo-sure of contingent assets and liabilities at the date of the financial state-ments and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

  A) Security Valuation: Investment securities held by the Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund (the "Money Market Funds") are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and, thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation is per-formed pursuant to procedures adopted by the Company's Board of Direc-tors in an attempt to avoid dilution or other unfair results to share-holders. Each Money Market Fund seeks to maintain a stable net asset value of $1.00 per share, but there can be no assurance that it will be able to do so.

                             M.S.D.&T. Funds, Inc.
                  Notes to Financial Statements -- Continued

1. SIGNIFICANT ACCOUNTING POLICIES -- Continued


    Investments held by the Growth & Income Fund, Equity Income Fund, Eq-uity Growth Fund, International Equity Fund, Diversified Real Estate Fund, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value. A security that is primarily traded on a domestic security exchange (in-cluding securities traded through the National Market System) is valued at the last sale price on that exchange or, if there were no sales dur-ing the day, at the current quoted bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, pro-vided that if such securities are not traded on the valuation date, they will be valued at the preceding closing values and provided fur-ther, that when an occurrence subsequent to the time of valuation is likely to have changed the value, then the fair value of those securi-ties will be determined through consideration of other factors by or under the direction of the Company's Board of Directors. Over-the-counter securities and securities listed or traded on foreign exchanges with operations similar to the U.S. over-the-counter market are valued at the mean of the most recent available quoted bid and asked prices in the over-the-counter market. Market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Directors, which may rely on matrix pricing systems, electronic data processing techniques and/or quoted bid and asked prices provided by investment dealers. Investments in mu-tual funds are valued at the closing net asset value per share on the day of valuation. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates fair value. The net asset value per share of the Growth & Income Fund, Equity Income Fund, Equity Growth Fund, International Equity Fund, Diversified Real Estate Fund, Limited Maturity Bond Fund, Total Return Bond Fund, Mary-land Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and Na-tional Tax-Exempt Bond Fund will fluctuate as the values of their re-spective investment portfolios change.

  B) Security Transactions and Investment Income: Security transactions are accounted for on the trade date. The cost of investments sold is deter-mined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund while general expenses of the Company are allocated among the Funds based on relative net assets.

  C) Dividends and Distributions to Shareholders: Dividends from net invest-ment income are declared daily and paid monthly to shareholders of the Money Market Funds, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and Na-tional Tax-Exempt Bond Fund; are declared and paid monthly to sharehold-ers of the Growth & Income Fund, Equity Income Fund and Equity Growth Fund; are declared and paid quarterly to shareholders of the Diversified Real Estate Fund; and are

                             M.S.D.&T. Funds, Inc.
                  Notes to Financial Statements -- Continued

1. SIGNIFICANT ACCOUNTING POLICIES -- Continued

     declared and paid semi-annually to shareholders of the International Eq-uity Fund. Any net realized capital gains are distributed annually. In-come distributions and capital gains distributions are determined in ac-cordance with income tax regulations which may differ from generally ac-cepted accounting principles; accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax resolutions.

  D) Federal Income Taxes: Each of the Funds is a separate taxable entity and intends to continue to qualify for the tax treatment applicable to regu-lated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, among other things, is required to make the requisite distributions to its shareholders which will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes. Under current tax law, cap-ital losses realized after October 31 may be deferred and treated as oc-curring on the first day of the following fiscal year. The following losses will be treated as arising on the first day of fiscal year ended May 31, 2000:

                                                                  Capital Losses
                                                                     Deferred
                                                                  --------------
     International Equity Fund...................................    $233,286
     Maryland Tax-Exempt Bond Fund...............................         473

  E) Repurchase Agreements: The Prime Money Market Fund, Government Money Market Fund, Growth & Income Fund, Equity Income Fund, Equity Growth Fund, International Equity Fund, Diversified Real Estate Fund, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund may agree to purchase portfolio securities from financial institu-tions, such as banks and broker-dealers, subject to the seller's agree-ment to repurchase them at an agreed upon date and price. In the case of the Prime Money Market Fund and Government Money Market Fund, collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price (including accrued interest), plus the transaction costs the Funds could expect to incur if the seller defaults, marked-to-market daily. Repurchase agreements are accounted for as collateralized financings. The policy of the Funds is to obtain possession of collateral with a market value equal to 102% of the repurchase agreement.

  F) Foreign Currency Translation: Foreign currency amounts are translated into U.S. dollars at prevailing exchange rates as follows: assets and liabilities at the rate of exchange prevailing at the end of the respec-tive period, purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The International Equity Fund does not isolate that portion of the re-sults of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                             M.S.D.&T. Funds, Inc.
                  Notes to Financial Statements -- Continued

1. SIGNIFICANT ACCOUNTING POLICIES -- Continued


  G) Forward Foreign Currency Contracts: The International Equity Fund enters into forward foreign currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. All commitments are marked-to-market daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in income as a component of realized gain or loss on foreign currency. Such contracts, which protect the value of a Fund's investment securities against a decline in the value of currency, do not eliminate fluctua-tions in the underlying prices of the securities, but merely establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged cur-rency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

  H) International investing is subject to certain factors such as currency exchange rate volatility, possible political, social or economic insta-bility, foreign taxation and/or differences in auditing and other finan-cial standards.

  I) Investing in the securities of companies principally engaged in the real estate business is subject to the same risks as direct ownership of real estate, such as supply and demand for properties, the economic health of the country, different regions and local markets, and the strength of specific industries renting properties.

2. INVESTMENT ADVISER, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

  Mercantile-Safe Deposit and Trust Company ("Mercantile") provides investment advisory and administration services to each Fund pursuant to an Investment Advisory Agreement and an Administration Agreement. For its services as Advis-er, Mercantile receives an advisory fee computed daily and payable monthly at an annual rate of (a) .25% of the first $1 billion of the Prime Money Market, Government Money Market and Tax-Exempt Money Market Funds' average daily net assets during the preceding month plus .20% of such Funds' average daily net assets in excess of $1 billion during the preceding month, (b) .60% of the first $1 billion of the Growth & Income, Equity Income and Equity Growth Funds' average daily net assets during the preceding month plus .40% of such Funds' average daily net assets in excess of $1 billion during the preceding month, (c) .35% of the first $1 billion of the Limited Maturity Bond and Total Return Bond Funds' average daily net assets during the preceding month plus
 .20% of such Funds' average daily net assets in excess of $1 billion during the preceding month, (d) .50% of the first $1 billion of the Maryland Tax-Ex-empt Bond, National Tax-Exempt Bond and Intermediate Tax-Exempt Bond Funds' average daily net assets during the preceding month plus .25% of such Funds' average daily net assets in excess of $1 billion during the preceding month,
(e) .80% of the first $1 billion of the International Equity Fund's average daily net assets during the preceding month plus .70% of such Fund's average daily net assets in excess of $1 billion during the preceding month (Mercan-tile pays a sub-advisory fee to BlackRock, Inc. at an annual rate of .45% of

                             M.S.D.&T. Funds, Inc.
                  Notes to Financial Statements -- Continued

2. INVESTMENT ADVISER, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS -- Continued

the average daily net assets), and (f) .80% of the first $1 billion of the Di-versified Real Estate Fund's average daily net assets during the preceding month plus .60% of such Fund's average daily net assets in excess of $1 bil-lion during the preceding month. For its services as Administrator, Mercantile receives an administration fee computed daily and payable monthly at an annual rate of .125% of the average daily net assets of each Fund. Mercantile may, at its discretion, voluntarily waive any portion of its advisory fee or its ad-ministration fee for any Fund.

  Shares in each Fund are sold on a continuous basis without a sales load by the Company's distributor, BISYS Fund Services ("the Distributor"). The Dis-tributor receives no fee for these services. BISYS Fund Services Ohio, Inc., an affiliate of the Distributor, receives fees for fund accounting services provided to the Funds.

  Each director of the Company received from the Company an annual fee of $9,500 and a fee of $2,000 for each Board meeting attended and was reimbursed for all out-of-pocket expenses relating to attendance at meetings. The Chair-man of the Board of Directors and President receives an additional fee of $7,500 for his services in these capacities. No person who is a director, of-ficer or employee of Mercantile serves as a director, officer or employee of the Company. During the fiscal year ended May 31, 1999, the Funds paid legal fees to a law firm, a partner of which serves as Secretary of the Company.

3. NET ASSETS

  At May 31, 1999, net assets consisted of the following:

                                        Prime       Government    Tax-Exempt
                                     Money Market  Money Market  Money Market
                                         Fund          Fund          Fund
                                     ------------  ------------  ------------
Capital Paid-In..................... $530,941,027  $445,648,410  $143,228,227
Accumulated Realized Gain (Loss) on
 Investments........................     (105,696)     (126,205)       (7,494)
                                     ------------  ------------  ------------
                                     $530,835,331  $445,522,205  $143,220,733
                                     ============  ============  ============

                           Growth &      Equity      Equity    International Diversified
                            Income       Income      Growth       Equity     Real Estate
                             Fund         Fund        Fund         Fund         Fund
                           --------      ------      ------    ------------- -----------
Capital Paid-In......... $225,450,928 $139,619,351 $29,496,723  $67,742,259  $8,178,308
Accumulated Realized
 Gain (Loss) on
 Investments and Foreign
 Currency...............   21,308,884   38,163,973   3,503,328    3,495,858    (166,236)
Net Unrealized
 Appreciation
 (Depreciation) on
 Investments and Foreign
 Currency...............  179,516,042  135,840,806  14,499,585    9,913,843    (245,047)
Undistributed Net
 Investment Income......      761,764      682,055      20,900      148,898      62,111
                         ------------ ------------ -----------  -----------  ----------
                         $427,037,618 $314,306,185 $47,520,536  $81,300,858  $7,829,136
                         ============ ============ ===========  ===========  ==========

                             M.S.D.&T. Funds, Inc.
                   Notes to Financial Statements -- Continued

3. NET ASSETS -- Continued


                            Limited        Total       Maryland    Intermediate   National
                         Maturity Bond  Return Bond   Tax-Exempt    Tax-Exempt   Tax-Exempt
                             Fund           Fund       Bond Fund    Bond Fund    Bond Fund
                         -------------  -----------   ----------   ------------  ----------
Capital Paid-In......... $166,744,398   $106,937,099  $26,763,425  $90,005,423  $171,550,506
Accumulated Realized
 Gain (Loss) on
 Investments............      235,086        273,117     (436,088)     563,292       774,354
Net Unrealized
 Appreciation
 (Depreciation) on
 Investments............     (733,183)       (61,623)     237,990      317,820     5,726,808
Undistributed Net
 Investment Income......       10,960             --           --        8,567        15,285
                         ------------   ------------  -----------  -----------  ------------
                         $166,257,261   $107,148,593  $26,565,327  $90,895,102  $178,066,953
                         ============   ============  ===========  ===========  ============

4. CAPITAL STOCK

  Transactions in shares of the Company are summarized as follows:

                                   Prime              Government Money Market
                             Money Market Fund                 Fund
                         --------------------------  --------------------------
                         For the Year  For the Year  For the Year  For the Year
                            Ended         Ended         Ended         Ended
                         May 31, 1999  May 31, 1998  May 31, 1999  May 31, 1998
                         ------------  ------------  ------------  ------------
Shares Sold.............  766,296,619   576,074,807   709,317,736   565,932,193
Shares Redeemed......... (685,216,360) (497,024,467) (656,540,088) (516,412,638)
Shares Reinvested.......    1,001,344       876,867     1,611,353       804,567
                         ------------  ------------  ------------  ------------
Net Increase (Decrease)
 in Shares..............   82,081,603    79,927,207    54,389,001    50,324,122
Shares Outstanding:
 Beginning of Period....  448,859,423   368,932,216   391,259,409   340,935,287
                         ------------  ------------  ------------  ------------
 End of Period..........  530,941,026   448,859,423   445,648,410   391,259,409
                         ============  ============  ============  ============

                                                           Tax-Exempt
                                                        Money Market Fund
                                                    --------------------------
                                                    For the Year  For the Year
                                                       Ended         Ended
                                                    May 31, 1999  May 31, 1998
                                                    ------------  ------------
Shares Sold........................................  144,300,142   130,461,894
Shares Redeemed.................................... (152,722,958) (119,994,966)
Shares Reinvested..................................       22,400         7,017
Shares Issued Due to Exchange of Tax-Exempt Money
 Market Fund (Trust) Shares for Tax-Exempt Money
 Market Fund Shares................................   61,657,387            --
                                                    ------------  ------------
Net Increase (Decrease) in Shares..................   53,256,971    10,473,945
Shares Outstanding:
 Beginning of Period...............................   89,972,404    79,498,459
                                                    ------------  ------------
 End of Period.....................................  143,229,375    89,972,404
                                                    ============  ============

                             M.S.D.&T. Funds, Inc.
                   Notes to Financial Statements -- Continued

4. CAPITAL STOCK -- Continued


                                            Growth & Income Fund*
                             ---------------------------------------------------
                               Institutional Shares    AFBA Five Star Shares
                             ------------------------- ---------------------
                                                          For the Period
                             For the Year For the Year     June 1, 1997
                                Ended        Ended            through
                             May 31, 1999 May 31, 1998    August 8, 1997
                             ------------ ------------ ---------------------
Shares Sold................    2,778,002    2,469,614           2,163
Shares Redeemed............   (3,292,178)  (1,673,194)        (75,061)
Shares Reinvested..........      496,412      511,819             153
Shares Issued Due to
 Acquisition of Common
 Funds.....................           --    8,357,400              --
Shares Issued Due to
 Exchange of AFBA Five Star
 Shares for Institutional
 Shares....................           --       25,655              --
Shares Redeemed Due to
 Exchange of AFBA Five Star
 Shares for Institutional
 Shares....................           --           --         (25,655)
                              ----------   ----------         -------
Net Increase (Decrease) in
 Shares....................      (17,764)   9,691,294         (98,400)
Shares Outstanding:
 Beginning of Period.......   17,496,834    7,805,540          98,400
                              ----------   ----------         -------
 End of Period.............   17,479,070   17,496,834               0
                              ==========   ==========         =======

--------
* Transactions in shares reflect the exchange of AFBA Five Star Shares for In-stitutional Shares on August 8, 1997.

                             Equity Income Fund          Equity Growth Fund
                         --------------------------- ---------------------------
                                      For the Period              For the Period
                         For the Year March 1, 1998  For the Year March 1, 1998
                            Ended        through        Ended        through
                         May 31, 1999  May 31, 1998  May 31, 1999  May 31, 1998
                         ------------ -------------- ------------ --------------
Shares Sold.............     818,862        13,770      934,758        13,002
Shares Redeemed.........  (4,951,404)   (1,569,131)    (494,334)     (163,776)
Shares Reinvested.......   3,451,972             5      307,838            --
Shares Issued Due to
 Acquisition of Common
 Funds..................          --    32,887,834           --     3,542,885
                          ----------    ----------    ---------     ---------
Net Increase (Decrease)
 in Shares..............    (680,570)   31,332,478      748,262     3,392,111
Shares Outstanding:
 Beginning of Period....  31,332,478             0    3,392,111             0
                          ----------    ----------    ---------     ---------
 End of Period..........  30,651,908    31,332,478    4,140,373     3,392,111
                          ==========    ==========    =========     =========

                             M.S.D.&T. Funds, Inc.
                   Notes to Financial Statements -- Continued

4. CAPITAL STOCK -- Continued


                                                     Diversified Real Estate
                         International Equity Fund            Fund
                         ------------------------- ---------------------------
                                                                For the Period
                         For the Year For the Year For the Year August 1, 1997
                            Ended        Ended        Ended        through
                         May 31, 1999 May 31, 1998 May 31, 1999  May 31, 1998
                         ------------ ------------ ------------ --------------
Shares Sold.............   3,532,140      899,337    192,039       680,394
Shares Redeemed.........  (3,716,761)  (1,136,494)   (18,434)      (21,706)
Shares Reinvested.......     130,150       61,632      3,153           175
                          ----------   ----------    -------       -------
Net Increase (Decrease)
 in Shares..............     (54,471)    (175,525)   176,758       658,863
Shares Outstanding:
 Beginning of Period....   6,144,913    6,320,438    658,863             0
                          ----------   ----------    -------       -------
 End of Period..........   6,090,442    6,144,913    835,621       658,863
                          ==========   ==========    =======       =======

                                         Limited Maturity Bond Fund*
                             ---------------------------------------------------
                               Institutional Shares    AFBA Five Star Shares
                             ------------------------- ---------------------
                                                          For the Period
                             For the Year For the Year     June 1, 1997
                                Ended        Ended            through
                             May 31, 1999 May 31, 1998    August 8, 1997
                             ------------ ------------    --------------
Shares Sold................    3,237,655    1,139,538             570
Shares Redeemed............   (1,839,478)  (1,279,065)        (74,140)
Shares Reinvested..........      169,722      141,784             984
Shares Issued Due to
 Acquisition of Common
 Funds.....................           --   10,360,829              --
Shares Issued Due to
 Exchange of AFBA Five Star
 Shares for Institutional
 Shares....................           --        8,670              --
Shares Redeemed Due to
 Exchange of AFBA Five Star
 Shares for Institutional
 Shares....................           --           --          (8,670)
                              ----------   ----------         -------
Net Increase (Decrease) in
 Shares....................    1,567,899   10,371,756         (81,256)
Shares Outstanding:
 Beginning of Period.......   14,543,171    4,171,415          81,256
                              ----------   ----------         -------
 End of Period.............   16,111,070   14,543,171               0
                              ==========   ==========         =======

--------
* Transactions in shares reflect the exchange of AFBA Five Star Shares for In-stitutional Shares on August 8, 1997.

                             M.S.D.&T. Funds, Inc.
                   Notes to Financial Statements -- Continued

4. CAPITAL STOCK -- Continued


                                                              Maryland
                           Total Return Bond Fund       Tax-Exempt Bond Fund
                         --------------------------- ---------------------------
                                      For the Period
                         For the Year March 1, 1998  For the Year  For the Year
                            Ended        through        Ended         Ended
                         May 31, 1999  May 31, 1998  May 31, 1999  May 31, 1998
                         ------------ -------------- ------------  ------------
Shares Sold.............   2,162,872       608,803     1,651,881       652,667
Shares Redeemed.........  (1,459,049)     (455,066)     (583,325)      (76,513)
Shares Reinvested.......      83,296            17        10,397         9,255
Shares Issued Due to
 Acquisition of Common
 Funds..................          --     9,966,095            --            --
                          ----------    ----------    ----------    ----------
Net Increase (Decrease)
 in Shares..............     787,119    10,119,849     1,078,953       585,409
Shares Outstanding:
 Beginning of Period....  10,119,849             0     1,384,481       799,072
                          ----------    ----------    ----------    ----------
 End of Period..........  10,906,968    10,119,849     2,463,434     1,384,481
                          ==========    ==========    ==========    ==========
                                Intermediate                  National
                            Tax-Exempt Bond Fund        Tax-Exempt Bond Fund
                         --------------------------- ---------------------------
                                      For the Period              For the Period
                         For the Year March 1, 1998  For the Year March 1, 1998
                            Ended        through        Ended        through
                         May 31, 1999  May 31, 1998  May 31, 1999  May 31, 1998
                         ------------ -------------- ------------ --------------
Shares Sold.............     782,513       258,403     1,558,731       510,766
Shares Redeemed.........  (1,146,751)     (667,602)   (1,524,874)     (370,554)
Shares Reinvested.......      62,688            --       186,631            --
Shares Issued Due to
 Acquisition of Common
 Funds..................          --     9,800,117            --    17,576,193
                          ----------    ----------    ----------    ----------
Net Increase (Decrease)
 in Shares..............    (301,550)    9,390,918       220,488    17,716,405
Shares Outstanding:
 Beginning of Period....   9,390,918             0    17,716,405             0
                          ----------    ----------    ----------    ----------
 End of Period..........   9,089,368     9,390,918    17,936,893    17,716,405
                          ==========    ==========    ==========    ==========

                             M.S.D.&T. Funds, Inc.
                  Notes to Financial Statements -- Continued


5. PURCHASES & SALES OF SECURITIES

  For the fiscal year ended May 31, 1999, total aggregate purchases and pro-ceeds from sales of investment securities (excluding short-term securities) were as follows:

                                                    U.S. Government U.S. Government
                          Purchases *    Sales *       Purchases         Sales
                          -----------    -------    --------------- ---------------
Growth & Income Fund....  $102,075,727 $110,291,320   $        0      $        0
Equity Income Fund......    71,283,234  119,046,203            0               0
Equity Growth Fund......    26,368,469   22,876,101            0               0
International Equity
 Fund...................    52,607,529   54,478,416            0               0
Diversified Real Estate
 Fund...................     2,704,398      847,046            0               0
Limited Maturity Bond
 Fund...................    41,058,530   23,664,423   45,372,125      60,677,639
Total Return Bond Fund..    27,974,303   10,556,380   56,851,742      59,342,989
Maryland Tax-Exempt Bond
 Fund...................    16,514,153    4,737,662            0               0
Intermediate Tax-Exempt
 Bond Fund..............   134,845,760  138,591,724            0               0
National Tax-Exempt Bond
 Fund...................   218,114,288  216,288,774            0               0

--------
* (excluding short-term and U.S. Government securities)

6. CAPITAL LOSS CARRYOVERS

  At May 31, 1999, the following Funds had capital loss carryovers:.

                                 Capital Loss    Capital Loss    Expiration
                              Carryover Utilized  Carryover         Year
                              ------------------ ------------    ----------
   Prime Money Market Fund..        $3,130         $105,696   2003 through 2006
   Government Money Market
    Fund....................                        126,205   2003 through 2004
   Tax-Exempt Money Market
    Fund....................           306            7,494   2003 through 2006
   Diversified Real Estate
    Fund....................                        178,786                2006
   Maryland Tax-Exempt Bond
    Fund....................        14,267          436,087   2003 through 2004

  The capital loss carryovers are available to offset possible future capital gains, if any, of the respective Funds.

7. TERMINATION OF AFBA FIVE STAR SHARES

  On June 5, 1997, the Board of Directors of the Company approved the termina-tion of the offering of AFBA Five Star Shares of the Growth & Income Fund and Limited Maturity Bond Fund. As of the close of business on August 8, 1997, all outstanding AFBA Five Star Shares of a Fund were automatically exchanged for Institutional Shares of the same Fund at net asset value without payment of any exchange fee.

                             M.S.D.&T. Funds, Inc.
                  Notes to Financial Statements -- Concluded


8. ACQUISITION OF COMMON & COLLECTIVE TRUST FUNDS

  On March 1, 1998, the Equity Income Fund, Equity Growth Fund, Total Return Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund commenced operations with the acquisition of all of the assets of various com-mon and collective trust funds maintained by Mercantile-Safe Deposit & Trust Co. On May 22, 1998, the Growth & Income Fund and Limited Maturity Bond Fund acquired all of the assets of various common and collective trust funds main-tained by Mercantile-Safe Deposit & Trust Co. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

                                                         Net Asset  Unrealized
                                   Shares    Net Assets    Value   Appreciation
                                   ------    ----------  --------- ------------
Growth & Income Fund...........   8,357,400 $181,773,462  $21.75   $76,280,161
Equity Income Fund.............  32,887,834  328,878,344   10.00   164,257,461
Equity Growth Fund.............   3,542,885   35,428,852   10.00    12,882,272
Limited Maturity Bond Fund.....  10,360,829  108,063,470   10.43       964,116
Total Return Bond Fund.........   9,966,095   99,660,947   10.00     2,147,951
Intermediate Tax-Exempt Bond
 Fund..........................   9,800,117   98,001,170   10.00       876,240
National Tax-Exempt Bond Fund..  17,576,193  175,761,930   10.00     7,843,171

9. LINE OF CREDIT

  A financing agreement is in place with all the M.S.D.&T. Funds except Inter-national Equity Fund and Fifth Third Bank. Under the agreement, Fifth Third Bank is providing an unsecured line of credit facility, in the uncommitted ag-gregate amount of $25 million, to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. For the year ended May 31, 1999, the Funds had no borrowings under the line of credit.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of M.S.D.&T. Funds, Inc.

  In our opinion, the accompanying statements of net assets, and the related statements of operations, statements of changes in net assets and financial highlights present fairly, in all material respects, the financial position of the M.S.D.&T. Funds, Inc. (comprised of the Prime Money Market Fund, Govern-ment Money Market Fund, Tax-Exempt Money Market Fund, Growth & Income Fund, Equity Income Fund, Equity Growth Fund, International Equity Fund, Diversified Real Estate Fund, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, and National Tax-Ex-empt Bond Fund and collectively referred to as the "Funds"), at May 31, 1999, the results of their operations, the changes in their net assets and the fi-nancial highlights for each of the periods presented, in conformity with gen-erally accepted accounting principles. These financial statements and finan-cial highlights (hereafter referred to as "financial statements") are the re-sponsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted au-diting standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by corre-spondence with custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
July 16, 1999

               VOTING RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

  The proposals described below were submitted to a vote of shareholders of the Company at an Annual Meeting of Shareholders held on July 24, 1998 (the "Meeting"):

  Proposal No. 1--The election of a Board of five (5) Directors consisting of Leslie B. Disharoon, Decatur H. Miller, Edward D. Miller, John R. Murphy and George E. Packard, III:

  At the Meeting, the shareholders of the Company approved Proposal No. 1 as follows:

                  For                         Against                                 Abstain
                  ---                         -------                                 -------
            748,167,443.377                 129,206.503                                 --

  Proposal No. 2--The ratification of the selection of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending May 31, 1999:

  At the Meeting, the shareholders of the Company approved Proposal No. 2 as follows:

                  For                     Against                           Abstain
                  ---                     -------                           -------
            650,377,137.925            1,641,620.311                     96,277,891.643

  Proposal No. 3--The approval of a new investment advisory agreement between the Company and Mercantile-Safe Deposit & Trust Company with respect to the Prime Money Market Fund, Government Money Market Fund, Tax-Exempt Money Market Fund, Growth & Income Fund, International Equity Fund, Limited Maturity Bond Fund, Maryland Tax-Exempt Bond Fund, Diversified Real Estate Fund, Equity In-come Fund, Equity Growth Fund, Total Return Bond Fund, National Tax-Exempt Bond Fund and Intermediate Tax-Exempt Bond Fund (the "Funds"):

  At the Meeting, the shareholders of the Company voting on a Fund-by-Fund ba-sis approved Proposal No.3 as follows:

Fund                                       For         Against      Abstain
----                                       ---         -------      -------
Prime Money Market Fund............. 322,685,516.117 913,283.150    100,411.422
Government Money Market Fund........ 181,636,308.998 341,398.959 59,586,451.063
Tax-Exempt Money Market Fund........  50,722,877.380         --             --
Growth & Income Fund................  14,461,930.745  78,927.841     78,419.498
International Equity Fund...........   5,026,099.229   8,018.184      3,309.817
Limited Maturity Bond Fund..........  11,746,716.514  43,463.748    116,231.366
Maryland Tax-Exempt Bond Fund.......   1,131,566.218  16,861.722     17,387.656
Diversified Real Estate Fund........     624,173.863         --             --
Equity Income Fund..................  25,865,046.939 141,168.112    103,054.879
Equity Growth Fund..................   2,540,801.315         --     228,444.907
Total Return Bond Fund..............   8,900,277.853 221,131.336     93,888.530
National Tax-Exempt Bond Fund.......  14,189,546.828         --     162,787.925
Intermediate Tax-Exempt Bond Fund...   7,523,315.004         --     345,094.364

                           IMPORTANT TAX INFORMATION
                                  (Unaudited)

  During the fiscal year ended May 31, 1999, the distributions paid by the Funds were derived from the following:

                                                                          Long-Term Capital
                         Net Investment Income  Exempt Interest Dividends Gains (taxable at
                         and Short-Term Capital  (excludable from gross      a long-term
                           Gains (taxable as    income for Federal income   capital gain
                            ordinary income)          tax purposes)             rate)
                         ---------------------- ------------------------- -----------------
Prime Money Market......         100.0%                      --                   --
Government Money
 Market.................         100.0%                      --                   --
Tax-Exempt Money
 Market.................            --                    100.0%                  --
Growth & Income(1)......          19.3%                      --                 80.7%
Equity Income(1)........          23.1%                      --                 76.9%
Equity Growth(1)........           8.2%                      --                 91.8%
International
 Equity(2)..............          20.3%                      --                 79.7%
Diversified Real Estate
 Fund...................         100.0%                      --                   --
Limited Maturity Bond...          95.8%                      --                  4.2%
Total Return Bond.......          90.7%                      --                  9.3%
Maryland Tax-Exempt
 Bond...................            --                    100.0%                  --
Intermediate Tax-Exempt
 Bond...................          10.2%                    82.9%                 6.9%
National Tax-Exempt
 Bond...................           9.0%                    78.6%                12.4%

--------
(1) 100% of distributions derived from net investment income and short-term capital gains qualify for the dividends received deduction available to corporate shareholders.
(2) The foreign taxes paid or withheld per share represent taxes incurred by the International Equity Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be in-cluded in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. See following page. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

                          CAPITAL GAIN DISTRIBUTIONS

  During the fiscal year ending May 31, 1999, the M.S.D.&T. Funds distributed capital gains to shareholders of Growth & Income Fund, Equity Income Fund, Eq-uity Growth Fund, International Equity Fund, Total Return Bond Fund, Limited Maturity Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund on 12/18/98. The Securities and Exchange Commission requires mutual funds to disclose to shareholders the composition of the capital gain distri-bution. The figures listed below may differ from those cited elsewhere in the report due to differences in the calculation of income and gains for Securi-ties and Exchange Commission (book) purposes and Internal Revenue Service
(tax) purposes. Pursuant to this requirement, these percentages are listed be-low:

                                                                   Short- Long-
                                                                    Term  Term
                                                                   ------ -----
Growth & Income Fund..............................................   0.0% 100.0%
Equity Income Fund................................................  11.9%  88.1%
Equity Growth Fund................................................   4.1%  95.9%
International Equity Fund.........................................   0.0% 100.0%
Total Return Bond Fund............................................   0.0% 100.0%
Limited Maturity Bond Fund........................................   0.0% 100.0%
Intermediate Tax-Exempt Bond Fund.................................  59.9%  40.1%
National Tax-Exempt Bond Fund.....................................  42.2%  57.8%

  Short-term capital gain distributions are taxable to you as ordinary income. Long-term capital gain distributions are taxable to you as long term capital gains.

         Income by Country for the M.S.D.&T. International Equity Fund

                         Fiscal Year Ended May 31, 1999

                                    Percentage of Percentage of
                                    Gross Income:  Taxes Paid:
                                    ------------- -------------
         Australia.................      0.72%         0.07%
         China.....................      0.39          0.00
         Denmark...................      0.80          0.89
         Finland...................      0.31          0.41
         France....................      9.82         15.67
         Germany...................     10.60          6.86
         Greece....................      0.00          0.21
         Hong Kong.................      1.66          0.00
         Hungary...................      0.00          0.21
         Indonesia.................      0.16          0.24
         Italy.....................      3.99          4.47
         Japan.....................      7.05          7.98
         Mexico....................      1.19          0.00
         Netherlands...............      9.37         10.04
         Philippines...............      0.03          0.17
         Poland....................      0.00          2.08
         Singapore.................      3.56          5.35
         South Africa..............      1.09          0.04
         Spain.....................      3.03          1.59
         Switzerland...............      4.48          5.12
         Thailand..................      0.00         11.30
         United Kingdom............     31.97         27.29
         United States.............      9.78          0.01
                                       100.00        100.00

  Foreign taxes withheld as of May 31, 1999 were $227,364, or 13.4% of gross income.

Investment Adviser and Administrator:

[Logo of Mercantile]
MERCANTILE
Mercantile-Safe Deposit and Trust Company
Baltimore, Maryland

Custodian (except for the International Equity Fund):
The Fifth Third Bank
Cincinnati, Ohio

Distributor:
BISYS Fund Services
Columbus, Ohio

Custodian for the International Equity Fund and Transfer Agent:
State Street Bank and Trust Company
Boston, Massachusetts

This report is submitted for the general information of the shareholders of M.S.D.&T. Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by current Prospectuses for the Funds which contain information concerning the Funds' investment policies and expenses as well as other pertinent information.

Shares of the Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by Mercantile-Safe Deposit & Trust Company, its parent company or its affiliates and are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves investment risks, including possible loss of principal.